As filed with the Securities and Exchange Commission on April 30, 2002 Registration No. 333-61135


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                       POST-EFFECTIVE AMENDMENT NO. 14 TO
                                   FORM S-6


                  FOR REGISTRATION UNDER THE SECURITIES ACT
                   OF 1933 OF SECURITIES OF UNIT INVESTMENT
                       TRUSTS REGISTERED ON FORM N-8B-2

                    PACIFIC SELECT EXEC SEPARATE ACCOUNT OF
                        PACIFIC LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                     PACIFIC LIFE INSURANCE COMPANY
                              (Name of Depositor)

                           700 Newport Center Drive
                                 P.O. Box 9000
                       Newport Beach, California  92660
              (Address of Depositor's Principal Executive Office)


                                (949) 219-3743
              (Depositor's Telephone Number, including Area Code)

                                Diane N. Ledger
                                Vice President
                        Pacific Life Insurance Company
                           700 Newport Center Drive
                                 P.O. Box 9000
                        Newport Beach, California 92660
              (Name and Address of Agent for Service of Process)

                                  Copies to:

                            Jeffrey S. Puretz, Esq.
                                   Dechert
                             1775 Eye Street, N.W.
                         Washington, D.C.  20006-2401


It is proposed that this filing will become effective on May 1, 2002 pursuant to paragraph (b) of Rule 485.


Title of securities being registered: interests in the Separate Account under M's Versatile Product Flexible Premium Variable Life Insurance Policies.

Filing fee: None

Pacific Select   Exec Separate Account of Pacific Life Insurance Company

RECONCILIATION AND TIE BETWEEN
ITEMS IN FORM N-8B-2 AND THE PROSPECTUS
(PURSUANT TO INSTRUCTION 4 OF FORM S-6)

CROSS-REFERENCE SHEET

Pursuant to Rule 404(c) of Regulation C under the Securities Act of 1933

(Form N-8B-2 Items required by Instruction as to the Prospectus in Form S-6)


Form N-8B-2                                                     Form S-6
Item Number                                              Heading in Prospectus

1.  (a)  Name of trust.................................  Prospectus front cover

    (b)  Title of securities issued....................  Prospectus front cover

2.  Name and address of each depositor.................  Prospectus front cover; Back cover

3.  Name and address of trustee........................  N/A

4.  Name and address of each principal underwriter.....  About Pacific Life

5.  State of organization of trust.....................  Pacific Select Exec Separate
                                                         Account

6.  Execution and termination of trust agreement.......  Pacific Select Exec Separate
                                                         Account

7.  Changes of name....................................  N/A

8.  Fiscal year........................................  N/A

9.  Material Litigation................................  N/A

II. General Description of the Trust and Securities of the Trust

10. (a)  Registered or bearer securities...............  M's Versatile Product basics; The death benefit

    (b)  Cumulative or distributive securities.........  M's Versatile Product basics; The death benefit



    (c) Withdrawal or redemption..........................................  Withdrawals, surrenders and loans

    (d) Conversion, transfer, etc. .......................................  Withdrawals, surrenders and loans

    (e) Periodic payment plan.............................................  N/A

    (f) Voting rights.....................................................  Voting Rights

    (g) Notice to security holders........................................  Reports we'll send you

    (h) Consents required.................................................  Voting Rights

    (i) Other provisions..................................................  N/A

11. Type of securities comprising units...................................  M's Versatile Product basics

12. Certain information regarding periodic payment plan certificates......  N/A

13. (a) Load, fees, expenses, etc. .......................................  Deductions from your premiums; Surrendering your policy

    (b) Certain information regarding periodic payment plan certificates..  N/A

    (c) Certain percentages...............................................  Deductions from your premiums

    (d) Difference in price...............................................  N/A

    (e) Certain other fees, etc. .........................................  Deductions from your premiums; Surrendering your policy

    (f) Certain other profits or benefits.................................  The death benefit; Your policy's accumulated value

    (g) Ratio of annual charges to income.................................  N/A

14. Issuance of trust's securities........................................  M's Versatile Product basics

15. Receipt and handling of payments from purchasers..........  How premiums work

16. Acquisition and disposition of underlying securities......  Your policy's accumulated value; Your investment options

17. Withdrawal or redemption..................................  Withdrawals, surrenders and loans

18. (a) Receipt, custody and disposition of income............  Your policy's accumulated value

    (b) Reinvestment of distributions.........................  N/A

    (c) Reserves or special funds.............................  N/A

    (d) Schedule of distributions.............................  N/A

19. Records, accounts and reports.............................  Statements and Reports

20. Certain miscellaneous provisions of trust agreement:

    (a) Amendment.............................................  N/A

    (b) Termination...........................................  N/A

    (c) and (d) Trustees, removal and successor...............  N/A

    (e) and (f) Depositors, removal and successor.............  N/A

21. Loans to security holders.................................  Withdrawals, surrenders and loans

22. Limitations on liability..................................  N/A

23. Bonding arrangements......................................  N/A

24. Other material provisions of trust agreement..............  N/A


III. Organizations, Personnel and Affiliated Persons of Depositor

25.  Organization of depositor.......................................................  About Pacific Life

26.  Fees received by depositor......................................................  See Items 13(a) and 13(e)

27.  Business of depositor...........................................................  About Pacific Life

28.  Certain information as to officials and affiliated persons of depositor.........  About Pacific Life

29.  Voting securities of depositor..................................................  N/A

30.  Persons controlling depositor...................................................  N/A

31.  Payments by depositor for certain services rendered to trust....................  N/A

32.  Payments by depositor for certain other services rendered to trust..............  N/A

33.  Remuneration of employees of depositor for certain services rendered to trust...  N/A

34.  Remuneration of other persons for certain services rendered to trust............  N/A

IV.  Distribution and Redemption of Securities

35.  Distribution of trust's securities by states....................................  N/A

36.  Suspension of sales of trust's securities.......................................  N/A

37.  Revocation of authority to distribute...........................................  N/A

38. (a) Method of distribution............  How policies are distributed

    (b) Underwriting agreements...........  How policies are distributed

    (c) Selling agreements................  How policies are distributed

39. (a) Organization of principal
        underwriters......................  How policies are distributed

    (b) N.A.S.D. membership of principal
        underwriters......................  How policies are distributed

40. Certain fees received by principal
    underwriters..........................  How policies are distributed

41. (a) Business of each principal
    underwriter...........................  How policies are distributed

    (b) Branch offices of each principal
        underwriter.......................  N/A

    (c) Salesmen of each principal
        underwriter.......................  N/A

42. Ownership of trust's securities by
    certain persons.......................  N/A

43. Certain brokerage commissions received
    by principal underwriters.............  N/A

44. (a) Method of valuation...............  Your policy's accumulated value

    (b) Schedule as to offering price.....  How premiums work

    (c) Variation in offering price to
        certain persons...................  Monthly deductions

45. Suspension of redemption rights.......  Timing of payments, forms and requests

46.  (a) Redemption valuation..............    Withdrawals, surrenders and loans

     (b) Schedule as to redemption price...    Withdrawals, surrenders and loans

47.  Maintenance of position in
     underlying securities.................    Your investment options

V.   Information Concerning the Trustee
     or Custodian

48.  Organization and regulation               N/A
     of trustee............................

49.  Fees and expenses of trustees.........    N/A

50.  Trustee's lien........................    N/A

VI.  Information Concerning Insurance of
     Holders of Securities

51.  Insurance of holders of trust's
     securities............................    The death benefit

VII. Policy of Registrant

52.  (a) Provisions of trust agreement
         with respect to selection or
         elimination of underlying
         securities........................    How our accounts work

     (b) Transactions involving elimination
         of underlying securities..........    How our accounts work

     (c) Policy regarding substitution or
         elimination of underlying
         securities........................    See Items 13(a) and 52(a)

     (d) Fundamental policy not otherwise
         covered...........................    N/A

53.  Tax status of trust...................    Variable life insurance and your
                                               taxes

VIII. Financial and Statistical Information

54. Trust's securities during last ten years...  N/A

55. N/A

56. Certain information regarding periodic
    payment plan certificates..................  N/A

57. N/A

58. N/A

59. Financial statements (Instruction 1(c)
    of "Instructions as to the Prospectus" of
    Form S-6)..................................  Financial statements

M'S VERSATILE PRODUCT  PROSPECTUS MAY 1, 2002


                       M's Versatile Product is a flexible premium variable life insurance policy issued by Pacific Life Insurance Company.

                       This prospectus provides information that you should know before buying a policy. It's accompanied by a current prospectus for the Pacific Select Fund and the M Fund, the funds that provide the underlying portfolios for the variable investment options offered under the policy. Please read these prospectuses carefully and keep them for future reference.

                       Here's a list of all of the investment options available under your policy:

This policy is not     VARIABLE INVESTMENT OPTIONS
available in all
states. This           Pacific Select Fund
prospectus is not
an offer in any        Blue Chip                  International Value
state or
jurisdiction where     Aggressive Growth          Capital Opportunities
we're not legally
permitted to offer     Emerging Markets           Mid-Cap Growth
the policy.
                       Diversified Research       Global Growth
The policy is
described in detail    Small-Cap Equity           Equity Index
in this prospectus.
The Pacific Select     International Large-Cap    Small-Cap Index

Fund and the M Fund
are described in       I-Net Tollkeeper(SM)       Real Estate
their prospectuses                                 (formerly called "REIT")


and in their           Financial Services
Statements of                                     Inflation Managed

Additional             Health Sciences
Information (SAI).                                Managed Bond
No one has the         Technology
right to describe                                 Money Market
the policy, Pacific    Telecommunications
Select Fund or the                                High Yield Bond
M Fund any             Multi-Strategy

differently than                                  Equity Income
they have been         Large-Cap Core
described in these      (formerly called          Research
documents.             "Equity Income")
                                                  Equity
You should be aware    Strategic Value
that the Securities                               Aggressive Equity
and Exchange           Growth LT
Commission (SEC)                                  Large-Cap Value
has not reviewed       Focused 30
the policy for its
investment merit,      Mid-Cap Value

and does not
guarantee that the
information in this    M Fund
prospectus is
accurate or            Variable Account I: Brandes International Equity
complete. It's a
criminal offense to    Variable Account II: Turner Core Growth
say otherwise.
                       Variable Account III: Frontier Capital Appreciation

                       Variable Account IV: Clifton Enhanced U.S. Equity

                       Variable Account V: Business Opportunity Value Fund

                       FIXED OPTIONS

                       Fixed Account

                       Fixed LT Account

YOUR GUIDE TO THIS PROSPECTUS


An overview of M's Versatile Product                                        4
-----------------------------------------------------------------------------
M's Versatile Product basics                                               13
Owners, person insured by the policy, and beneficiaries                    14
Policy date, monthly payment date, and policy anniversary date             15
Statements and reports we'll send you                                      16
Your right to cancel                                                       16
Timing of payments, forms and requests                                     17
Telephone and electronic transactions                                      18
-----------------------------------------------------------------------------
The death benefit                                                          19
Choosing your death benefit option                                         19
Choosing a death benefit qualification test                                20
Comparing the death benefit options                                        21
When we pay the death benefit                                              23
Changing your death benefit option                                         23
Changing the face amount                                                   24
Optional riders                                                            25
-----------------------------------------------------------------------------
How premiums work                                                          27
Planned periodic premium payments                                          27
Paying your premium                                                        27
Deductions from your premiums                                              28
Allocating your premiums                                                   29
Limits on the premium payments you can make                                30
-----------------------------------------------------------------------------
Your policy's accumulated value                                            31
Calculating your policy's accumulated value                                31
Monthly deductions                                                         31
Lapsing and reinstatement                                                  34
-----------------------------------------------------------------------------
Your investment options                                                    36
Variable investment options                                                36
Fixed options                                                              41
Transferring among investment options                                      42
Transfer programs                                                          43
-----------------------------------------------------------------------------
Withdrawals, surrenders and loans                                          45
Making withdrawals                                                         45
Taking out a loan                                                          46
Ways to use your policy's loan and withdrawal features                     47
Automated income option                                                    48
Surrendering your policy                                                   50
Policy restoration                                                         51
-----------------------------------------------------------------------------
General information about your policy                                      52
-----------------------------------------------------------------------------
Variable life insurance and your taxes                                     55
-----------------------------------------------------------------------------
About Pacific Life                                                         59
-----------------------------------------------------------------------------
Financial Statements of Pacific Select Exec Separate Account             SA-1
-----------------------------------------------------------------------------
Financial Statements of Pacific Life Insurance Company                   PL-1
-----------------------------------------------------------------------------
Appendices
Appendix A:  Mortality and expense risk face amount charge: rates
             per $1,000 of coverage segment                               A-1
Appendix B:  Surrender charge: current rates per $1,000 of
             coverage segment                                             B-1
Appendix C:  Death benefit percentages                                    C-1
-----------------------------------------------------------------------------
Where to go for more information                                   back cover

                       Terms used in this prospectus
                       We've tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We've identified some of these below and the pages where you'll find an explanation of what they mean.

                       If you have any questions, please ask your registered representative or call us at1-800-800-7681.


                       Accumulated value                  31   Income benefit                52
                       Accumulation units                 39   Joint owners                  14
                       Age                                14   Lapse                         34
In this prospectus,    Allocation                         29   Loan account                  46
you and your mean      Assignment                         54   Modified endowment contract   57
the policyholder or    Beneficiary                        15   Monthly payment date          15
owner. Pacific         Business day                       17   Net amount at risk            20
Life, we, us and       Cash surrender value               50   Net cash surrender value      50
our refer to           Cash value accumulation test       20   Net premium                   27
Pacific Life           Contingent beneficiary             15   Net single premium            20
Insurance Company.     Cost of insurance rate             31   Outstanding loan amount       46
M Fund refers to M     Coverage segment                   24   Planned periodic premium      27
Fund, Inc. Policy      Death benefit                      19   Policy anniversary            15
means an M's           Death benefit percentage           20   Policy date                   15
Versatile Product      Death benefit qualification test   20   Policy year                   15
variable life          Face amount                        19   Portfolio                     36
insurance policy,      Fixed account                      41   Proper form                   17
unless we state        Fixed LT account                   41   Reinstatement                 35
otherwise.             Fixed options                      41   Riders                        25
                       General account                    60   Separate account              60
                       Guideline minimum death benefit    20   Seven-pay limit               57
                       Guideline premium limit            30   Tax code                      55
                       Guideline premium test             20   Unit value                    39
                       Illustration                       16   Variable account              36
                       In force                           13   Variable investment option    36

AN OVERVIEW OF M'S VERSATILE PRODUCT

                       This overview tells you some key things you should know about your policy. It's designed as a summary only-- please read the entire prospectus and your policy for more detailed information.

                       Some states have different rules about how life insurance policies are described or administered. The terms of your policy, or of any endorsement or rider, prevail over what's in this prospectus.

                      ---------------------------------------------------------
M's Versatile          M's Versatile Product is a flexible premium variable
Product basics         life insurance policy.

This policy may be     . Flexible premium means you can vary the amount and
appropriate if you       frequency of your premium payments.
want to provide a
death benefit for      . Variable means the policy's value depends on the
family members or        performance of the investment options you choose.
others or to help
meet other long-       . Life insurance means the policy provides a death
term financial           benefit to the beneficiary you choose.
objectives. It may

not be the right
kind of policy if      In addition to providing a death benefit that is
you plan to            generally free of federal income tax, any growth in
withdraw money for     your policy's accumulated value is tax-deferred. You
short-term needs.      can choose from 38 variable investment options, 33 of
                       which invest in a corresponding portfolio of the
Please discuss your    Pacific Select Fund and five of which invest in a
insurance needs and    corresponding portfolio of M Fund. You can also choose
financial              from two fixed options, both of which provide a
objectives with        guaranteed minimum rate of interest.

your registered
representative.        You may choose to allocate net premium and accumulated
                       value to no more than 20 investment options at any one
                       time.
You'll find more
about the basics of    M's Versatile Product is designed for long-term
M's Versatile          financial planning. Please take some time to read the
Product starting on    information in this prospectus before you decide if
page 13.               this life insurance policy meets your insurance needs
                       and financial objectives.

                       Your right to cancel
                       During the free look period, you have the right to cancel your policy and return it to us or your registered representative for a refund. The amount of your refund may be more or less than the premium payments you've made, depending on the state where you signed your application. If you signed your application in a state that requires us to refund premium payments, we'll hold the net premiums in the Money Market investment option until the free look transfer date.

                      ---------------------------------------------------------
The death benefit      You can choose one of three death benefit options
                       depending on what is more important to you: a larger
Your policy            death benefit or building the accumulated value of your
provides a death       policy.
benefit for your
beneficiary after      The death benefit will always be the greater of the
the person insured     death benefit under the option you choose or the
by the policy has      guideline minimum death benefit.
died, as long as
your policy is in      This policy offers two ways to calculate the guideline
force.                 minimum death benefit: the cash value accumulation test
                       and the guideline premium test. These are called death
You'll find more       benefit qualification tests. The test you choose will
about the death        generally depend on the amount of premiums you want to
benefit starting on    pay. In general, you should choose the cash value
page 19.               accumulation test if you do not want to limit the
                       amount of premiums you can pay into your policy.

                       You cannot change your death benefit qualification test. But you can change your death benefit option and increase or decrease your policy's face amount (with certain restrictions) while your policy is in force. Any of these changes may affect your policy charges.

                       Optional riders

                       There are nine optional riders that provide extra benefits, some at additional cost. Not all riders are available in every state, and some riders may only be added when you apply for your policy.


                      ---------------------------------------------------------
How premiums work      Deductions from your premiums
                       We deduct a premium load from each premium payment you
Your policy gives      make. The premium load is made up of a sales load, a
you the flexibility    state and local tax charge, and a federal tax charge.
to choose the
amount and             Limits on the premium payments you can make
frequency of your      Federal tax law puts limits on the premium payments you
premium payments       can make in relation to your policy's death benefit. We
within certain         may refuse all or part of a premium payment you make,
limits. Each           or remove all or part of a premium from your policy and
premium payment        return it to you under certain circumstances.
must be at least
$50.

You'll find more
about how premiums
work starting on
page 27.

                      ---------------------------------------------------------
Your policy's          Accumulated value is the value of your policy on any
accumulated value      business day. It is not guaranteed - it depends on the
                       performance of the investment options you've chosen,
Accumulated value      the premium payments you've made, policy charges, and
is used as the         how much you've borrowed or withdrawn from the policy.
basis for
determining policy     Monthly deductions
benefits and           We deduct a monthly charge from your policy's
charges. If there      accumulated value on each monthly payment date. The
is not enough          charge is made up of cost of insurance, an
accumulated value      administrative charge, and a mortality and expense risk
to cover policy        charge. If you add any riders, we'll add any charges
charges, your          for them to your monthly charge.
policy could lapse.
                       Lapsing and reinstatement

                    If there is not enough accumulated value to cover the
You'll find more       monthly charge on the day we make the deduction, your
about accumulated      policy may lapse - which means you'll no longer have
value starting on      any insurance coverage. If your policy is in danger of
page 31.               lapsing, we'll give you a grace period of 61 days to

                       pay the required premium. If your policy lapses at the end of the grace period, you have five years from the day it lapses to apply for a reinstatement.

AN OVERVIEW OF M'S VERSATILE PRODUCT

                      ---------------------------------------------------------

Your investment        You can choose from 38 variable investment options, 33
options                of which invest in a corresponding portfolio of the
                       Pacific Select Fund and five of which invest in a
The investment         corresponding portfolio of the M Fund. The value of
options you choose     each portfolio will fluctuate with the value of the
will affect your       investments it holds, and returns are not guaranteed.
policy's

accumulated value,
and may affect the     We're the investment adviser for the Pacific Select
death benefit.         Fund. We oversee the management of all the fund's
                       portfolios and manage two of the portfolios directly.
Your policy's          We've retained other portfolio managers to manage the
accumulated value      other portfolios.
may be allocated to
up to 20 investment    M Financial Investment Advisers, Inc. (MFIA) is the
options at any one     investment adviser for the M Fund, and has retained
time.                  other firms to manage the M Fund's portfolios. MFIA and
                       the M Fund's Board of Directors oversee the management
Please review the      of all of the M Fund's portfolios.
investment options
carefully and ask      You can also choose from two fixed options, the Fixed
your registered        account and the Fixed LT account, both of which provide
representative to      a guaranteed minimum annual interest rate of 3%. We may
help you choose the    offer a higher interest rate. If we do, we'll guarantee
right ones for your    that rate for one year.
goals and risk
tolerance.             We allocate your premium payments and accumulated value

                    to the investment options you choose. Your policy's
You'll find more       accumulated value will fluctuate depending on the
about the              investment options you've chosen. You bear the
investment options     investment risk of any variable investment options you
starting on page       choose.
36.

                       In some states we'll hold your premium payments in the Money Market investment option until the free look transfer date. Please turn to Your right to cancel for details.

You'll find out        Transferring among investment options
more about our         You can transfer among the investment options during
automatic transfer     the life of your policy without paying any current
programs starting      income tax. There is currently no charge for transfers.
on page 43.

                       You can make as many transfers as you like between variable investment options. You can also make automatic transfers from one variable investment option to another using our dollar cost averaging or portfolio rebalancing programs. These programs are not available for the fixed options.

We reserve the         You can only make one transfer from each fixed option
right, in our sole     in any 12-month period. For the Fixed account, each
discretion, to         transfer may be no more than $5,000 or 25% of the
waive the transfer     accumulated value in the Fixed account, whichever is
restrictions on the    greater. For the Fixed LT account, each transfer may be
fixed options.         no more than $5,000 or 10% of the accumulated value in
Please contact us      the Fixed LT account, whichever is greater. You can
or your registered     only transfer to the fixed options in the policy month
representative to      right before each policy anniversary.
find out if a
waiver is currently
in effect.             Beginning October 1, 2001, the restrictions for
                       transfers from the Fixed LT account are temporarily waived during the first policy year. You will be permitted to transfer any amount out of the Fixed LT account at any time during the first twelve policy months. We reserve the right to discontinue this waiver at any time. However, if the waiver is in effect on the date you sign the application for your policy, the waiver on transfer restrictions will remain in effect for your first policy year.


                       You can also make automatic transfers from the Fixed account to other investment options during the first policy year using our first year transfer program.

                      ---------------------------------------------------------
Withdrawals,           You can take out all or part of your policy's
surrenders and         accumulated value while your policy is in force by
loans                  making withdrawals or surrendering your policy. You can
                       take out a loan from us using your policy as security.
Making a               You can also use your policy's loan and withdrawal
withdrawal, taking     features to supplement your income, for example, during
out a loan or          retirement.
surrendering your
policy can change      Making withdrawals
your policy's tax      You can withdraw part of your policy's net cash
status, generate       surrender value starting on your policy's first
taxable income, or     anniversary. This reduces your policy's accumulated
make your policy       value and could affect the face amount and death
more susceptible to    benefit.
lapsing. Be sure to
plan carefully         Taking out a loan
before using these     You can take out a loan from us using your policy's
policy benefits.       accumulated value as security. You pay interest at an
                       annual rate of 3.25% on the amount you borrow. The

                    accumulated value used to secure your loan is set aside
You'll find more       in a loan account, where it earns interest at an annual
about withdrawals,     rate of at least 3%.
surrenders and
loans starting on      The amount in the loan account is not available to help
page 45.               pay for any policy charges. Taking out a loan affects

                       the accumulated value of your policy because the amount set aside in the loan account misses out on the potential earnings available through the investment options.

                       Surrendering your policy
                       You can surrender or cash in your policy for its net cash surrender value while the person insured by the policy is still living. If you surrender your policy during the first 10 policy years, we'll apply a surrender charge. If you increase your policy's face amount and surrender your policy during the first 10 years after the increase, we'll apply a surrender charge to the amount of the increase.

                      ---------------------------------------------------------
Variable life          Your beneficiary generally will not have to pay federal
insurance and your     income tax on death benefit proceeds. You'll also
taxes                  generally not be taxed on any or all of your policy's
                       accumulated value unless you receive a cash

                    distribution by making a withdrawal or surrendering
There are tax          your policy.
issues to consider
when you own a life    If your policy is a modified endowment contract, all
insurance policy.      distributions you receive during the life of the policy
These are described    may be subject to tax and a 10% penalty.
in detail starting
on page 55.


                      ---------------------------------------------------------
About Pacific Life     Pacific Life is a life insurance company based in
                       California. We issue the policies. Pacific Select
When you buy a life    Distributors, Inc., our subsidiary, is the distributor
insurance policy,      of the policies.
you're relying on
the insurance          How our accounts work
company that issues    We put your premium payments in our general and
it to be able to       separate accounts. We own the assets in our accounts
meet its financial     and make the allocations to the investment options
obligations to you.    you've chosen.


                    Amounts allocated to the fixed options are held in our
You'll find more       general account. Our general account includes all of
about Pacific Life,    our assets, except for those held in our separate
and our strength as    accounts. Our ability to meet our obligations under the
a company, starting    policy is backed by our strength as an insurance
on page 59.            company.


We may use any
profit derived from    Amounts allocated to the variable investment options
any charges under      are held in our separate account. The assets in this
the policy for any     account are kept separate from the assets in our
lawful purpose,        general account and our other separate accounts, and
including our          are protected from our general creditors.
distribution and
administrative
expenses.

AN OVERVIEW OF M'S VERSATILE PRODUCT

                                             This section of the overview explains the fees and expenses associated with your M's Versatile Product policy.
                                           -------------------------------------------------------------------------------
Understanding policy expenses                             -------------------
and cash flow                                              Your premium
                                                           You make a        ---------------------------------------------
The chart to the right illustrates how                     premium                                                       v
cash normally flows through an M's                         payment                                              --------------------
Versatile Product policy.                                                                                        We deduct a
                                                          -------------------                                    premium load
The dark shaded boxes show the fees                       -------------------
and expenses you pay directly or                           Net Premium
indirectly under your policy. These                        We allocate the
are explained in the pages that                            net premium to the                                   --------------------
follow.                                                    investment options --------------------------------------------
                                                           you choose                  -------------------
In some states we'll hold your net                        --------------------          Pacific Select
premium payments in the Money Market                -----------------------             Fund
investment option until the free look               v                     v             The variable
transfer date. Please turn to Your         -------------------    ------------------    investment              --------------------
right to cancel for details.                Fixed options          Variable             options invest           The funds
                                            We hold                investment           in the Pacific           deduct
                                            amounts you            options              Select Fund's            advisory fees
                                            allocate to these      We hold          --- portfolios               and other fund
                                            options in our         amounts you         -------------------       expenses from
                                            general account        allocate to these           ----------------- the portfolios
                                                                   options in our              -----------------
                                                                   separate account    -------------------
                                                              ----                      M Fund
                                           -------------------    ------------------    The variable            --------------------
                                                                           ------------ investment              --------------------
                                                                                        options invest in        We deduct:
                                                                                        the M Fund's             . cost of
                                                                                        portfolios                 insurance
                                                                                                                 . administrative
                                                                                       -------------------         charge
                                                                                    We make monthly deductions   . mortality and
                                                                               ---------------------------------   expense risk
                                                                                                                   charge
                                                                                                                 . rider charges
                                                                         v                                      -------------------
                                           ------------------     -----------------                             -------------------
                                            Loan Account           Accumulated                                   We deduct a
                                            Accumulated            Value              If you make a withdrawal   withdrawal
                                            value set aside  ----  The total value ----------------------------- charge
                                            to secure a            of your policy
                                            policy loan
                                           ------------------     -----------------                             -------------------
                                                                                                                -------------------
                                                                                                                 We deduct a
                                                                                                                 surrender charge
                                                                                  If you surrender your policy   . during the first
                                                                               ---------------------------------   10 policy years
                                                                                                                 . during the first
                                                                                                                   10 years after
                                                                                                                   you increase
                                                                                                                   the face amount
                                                                                                                --------------------


                      ---------------------------------------------------------
Deductions from        We deduct a premium load from each premium payment you
your premiums          make. The load is made up of three charges:

The premium load is    Sales load - 3.5% of each premium payment.
explained in more
detail on page 28.     State and local tax charge - 2.35% of each premium
                       payment.

                       Federal tax charge - 1.50% of each premium payment.

                      ---------------------------------------------------------
Deductions from        We deduct a monthly charge from your policy's
your policy's          accumulated value in the investment options on each
accumulated value      monthly payment date. This charge is made up of three
                       charges:

The monthly charge     Cost of insurance - We deduct a cost of insurance
is explained in        charge based on the cost of insurance rate for your
more detail            policy's initial face amount and for each increase you
starting on page       make to the face amount. We calculate this charge by
31.                    multiplying the current cost of insurance rate by a

                       discounted net amount at risk at the beginning of each
An example             policy month. When the person insured by the policy
For a policy that      reaches age 100, the cost of insurance charge is zero--
insures a male non-    in other words, you no longer pay any cost of insurance
smoker who is age      charge.
45 when the policy
is issued, with:       Administrative charge - We deduct a charge of $7.50 a
                       month. When the person insured by the policy reaches
.. a face amount of     age 100, the administrative charge is zero -- in other
  $350,000             words, you no longer pay any administrative charge.
.. accumulated value
  of $30,000 after     Mortality and expense risk charge - The mortality and
  deducting any        expense risk charge varies depending on your policy's
  outstanding loan     face amount, the age of the person insured by the
  amount.              policy, and accumulated value. We deduct a charge based
                       on your policy's initial face amount and on each
The monthly charge     increase to the face amount. The charge is made up of
for the M&E risk       two separate charges:
face amount charge
is:                    . The M&E risk face amount charge, which we deduct
                         every month during the first 10 policy years at a
.. $126.00 under          rate that is based on the age of the person insured
  death benefit          by the policy on the policy date and each $1,000 of
  Option A and           the initial face amount of your policy. If you
  Option C               increase your policy's face amount, the charge for
  (($350,000/            the amount of the increase is based on the age of the
  1,000) x 0.360)        person insured by the policy on the day of the
                         increase.
.. $181.30 under
  death benefit        . The M&E risk asset charge, which we deduct every
  Option B               month at a guaranteed maximum annual rate of:
  (($350,000/
  1,000) x 0.518)        . 0.45% (0.0375% monthly), of the first $25,000 of
                           your policy's accumulated value in the investment
The monthly charge         options, plus
for the M&E risk
asset charge is          . 0.05% (0.0042% monthly) of the accumulated value in
$9.58 (($25,000 x          the investment options that exceeds $25,000.
0.0375%) plus
($5,000 x              We may charge a lower annual rate for the M&E risk
0.0042%)).             asset charge.

Sample rates for       For the purposes of this charge, accumulated value is
the M&E risk face      calculated on the monthly payment date before we deduct
amount charge          the monthly charge, but after we deduct any outstanding
appear in Appendix     loan amount or allocate any new net premiums,
A.                     withdrawals or loans. When the person insured by the
                       policy reaches age 100, the annual rate is 0% -- in other words, you no longer pay this charge.

                       Riders - If you add any riders to your policy, we add any charges for them to your monthly charge.

AN OVERVIEW OF M'S VERSATILE PRODUCT

                      ---------------------------------------------------------
Withdrawal and         You can withdraw part of your policy's net cash
surrender charges      surrender value at any time starting on your policy's
                       first anniversary. There is a $25 charge for each

                    withdrawal you make. We deduct this charge
Withdrawal and         proportionately from all of your investment options.
surrender charges
are explained in       If you surrender or cash in your policy during the
more detail on         first 10 years of owning the policy, we'll deduct a
pages 45 and 50.       surrender charge. If you increase your policy's face

                   amount and surrender your policy during the first 10
                       years after the increase, we'll apply a surrender
An example             charge to the amount of the increase.
For a policy:
.. that insures a       The surrender charge is assessed at a rate that is
  male non-smoker      based on the age and risk class of the person insured
  who is age 45        by the policy on the policy date, and each $1,000 of
  when the policy      the initial face amount of your policy. The amount of
  is issued            the surrender charge does not change during the first
.. with an initial      policy month. We reduce the charge by 0.8403% a month
  face amount of       until it reaches zero at the end of 10 policy years.
  $350,000.
                       If you increase your policy's face amount, each
For death benefit      increase has a surrender charge and maximum surrender
Option A and           charge based on the amount of the increase and the age
Option C, the          and risk classification of the person insured by the
surrender charge       policy on the day of the increase. If you decrease the
is:                    face amount, the decrease will not affect your policy's
                       surrender charge or maximum surrender charge.
.. $724.50 at issue
  (($350,000/
  $1,000) x 2.07)

.. $219.19 at the
  end of the
  seventh policy
  year ($724.50 -
  ($724.50 x .8403%
  x 83 months))

For death benefit
Option B, the
surrender charge
is:

.. $1,029.00 at
  issue (($350,000/
  $1,000) x 2.94)

.. $311.32 at the
  end of the
  seventh policy
  year ($1,029.00 -
  ($1,029.00
  x .8403% x 83
  months))

The most we will
assess on any
surrendered policy
is $5.71 per $1,000
of face amount.

Sample rates for
the surrender
charge appear in
Appendix B.

                      ---------------------------------------------------------
Fees and expenses      The Pacific Select Fund and the M Fund pay advisory
paid by the            fees and other expenses. These are deducted from the
Pacific Select Fund    assets of each portfolio and may vary from year to
and the M Fund         year. They are not fixed and are not part of the terms

                    of your policy. If you choose a variable investment
You'll find more       option, these fees and expenses affect you indirectly
about the Pacific      because they reduce portfolio returns.
Select Fund
starting on page       Fees and expenses paid by Pacific Select Fund
36, and in the         Advisory fee
Pacific Select         Pacific Life is the investment adviser to the Pacific
Fund's prospectus,     Select Fund. The Pacific Select Fund pays an advisory
which accompanies      fee to us for these services. The table below shows the
this prospectus.       advisory fee as an annual percentage of each
                       portfolio's average daily net assets.


You'll find more
about the M Fund
starting on page
36, and in the M
Fund's prospectus,
which accompanies
this prospectus.

                       Other expenses



                       The table below shows the advisory fee and fund expenses as an annual percentage of each portfolio's average daily net assets, based on the year 2001 unless otherwise noted. To help limit fund expenses, effective July 1, 2000 Pacific Life contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio for operating expenses (including organizational expenses, but not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to us to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to us will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. For each portfolio, our right to repayment of amounts waived and/or reimbursed is limited to amounts that do not cause such expenses to exceed the new 0.10% expense cap and, except for portfolios that started on or after October 2, 2000, that do not exceed the previously established 0.25% expense cap with respect to expenses incurred through December 31, 2001. There is no guarantee that Pacific Life will continue to cap expenses after December 31, 2002.


                       In 2001, Pacific Life reimbursed $42,185 to the Aggressive Growth Portfolio, $32,032 to the Financial Services Portfolio, $4,249 to the Health Sciences Portfolio, $28,084 to the Technology Portfolio, $24,277 to the Telecommunications Portfolio, $12,603 to the Capital Opportunities Portfolio, $9,417 to the Mid-Cap Growth Portfolio and $59,355 to the Global Growth Portfolio. In 2001, Pacific Life recouped $13,202 from the I-Net Tollkeeper Portfolio, $16,714 from the Strategic Value Portfolio, $5,499 from the Focused 30 Portfolio and $27,505 from the Small-Cap Index Portfolio for adviser's reimbursements in 2000 under the expense limitation agreement.


                       -------------------------------------------------------------------------------------
                                                                                     Less
                                                 Advisory Other    12b-1    Total    adviser's     Total net
                       Portfolio                 fee      expenses amounts+ expenses reimbursement expenses
                       -------------------------------------------------------------------------------------
                                                     As an annual % of average daily net assets
                       Blue Chip/1/              0.95     0.05     0.04     1.04      --           1.04
                       Aggressive Growth/1/      1.00     0.18     0.06     1.24     (0.08)        1.16
                       Emerging Markets/1/       1.10     0.22     --       1.32      --           1.32
                       Diversified Research/1/   0.90     0.04     0.02     0.96      --           0.96
                       Small-Cap Equity/1/       0.65     0.05     --       0.70      --           0.70
                       International Large-Cap   1.05     0.09     --       1.14      --           1.14
                       I-Net Tollkeeper/2/       1.40     0.07     --       1.47      --           1.47
                       Financial Services/1/     1.10     0.20     0.04     1.34     (0.09)        1.25
                       Health Sciences/1/        1.10     0.11     0.03     1.24     (0.01)        1.23
                       Technology                1.10     0.21     --       1.31     (0.11)        1.20
                       Telecommunications        1.10     0.29     --       1.39     (0.18)        1.21
                       Multi-Strategy/1/         0.65     0.04     0.01     0.70      --           0.70
                       Large-Cap Core/1/         0.65     0.04     0.02     0.71      --           0.71
                        (formerly Equity Income)
                       Strategic Value           0.95     0.10     --       1.05      --           1.05
                       Growth LT/1/              0.75     0.04     0.03     0.82      --           0.82
                       Focused 30/1/             0.95     0.11     --       1.06      --           1.06
                       Mid-Cap Value/1/          0.85     0.04     0.11     1.00      --           1.00
                       International Value       0.85     0.08     --       0.93      --           0.93
                       Capital Opportunities/1/  0.80     0.13     0.01     0.94     (0.01)        0.93
                       Mid-Cap Growth/1/         0.90     0.12     0.01     1.03     (0.02)        1.01
                       Global Growth/1/          1.10     1.04     0.01     2.15     (0.35)        1.80
                       Equity Index              0.25     0.04     --       0.29      --           0.29
                       Small-Cap Index           0.50     0.07     --       0.57      --           0.57
                       Real Estate               1.10     0.05     --       1.15      --           1.15
                        (formerly REIT)
                       Inflation Managed/1/      0.60     0.07     --       0.67      --           0.67
                       Managed Bond/1/           0.60     0.05     --       0.65      --           0.65
                       Money Market              0.33     0.03     --       0.36      --           0.36
                       High Yield Bond/1/        0.60     0.04     --       0.64      --           0.64
                       Equity Income/3/          0.95     0.15     --       1.10     (0.05)        1.05
                       Research/3/               1.00     0.12     --       1.12     (0.02)        1.10
                       Equity                    0.65     0.05     --       0.70      --           0.70
                       Aggressive Equity/1/      0.80     0.07     0.04     0.91      --           0.91
                       Large-Cap Value/1/        0.85     0.03     0.02     0.90      --           0.90
                       -------------------------------------------------------------------------------------

AN OVERVIEW OF M'S VERSATILE PRODUCT


                       /1/ Total adjusted net expenses for these portfolios,
                           after deduction of an offset for custodian credits and the 12b-1 recapture were: 1.00% for the Blue Chip Portfolio, 1.10% for the Aggressive Growth Portfolio, 1.31% for the Emerging Markets Portfolio, 0.94% for the Diversified Research Portfolio, 0.69% for the Small-Cap Equity Portfolio, 1.20% for the Financial Services Portfolio, 1.20% for the Health Sciences Portfolio, 0.69% for the Multi-Strategy Portfolio, 0.69% for the Large-Cap Core Portfolio, 0.79% for the Growth LT Portfolio, 1.05% for the Focused 30 Portfolio, 0.89% for the Mid-Cap Value Portfolio, 0.91% for the Capital Opportunities Portfolio, 1.00% for the Mid-Cap Growth Portfolio, 1.76% for the Global Growth Portfolio, 0.66% for the Inflation Managed Portfolio, 0.64% for the Managed Bond Portfolio, 0.63% for the High Yield Bond Portfolio, 0.87% for the Aggressive Equity Portfolio and 0.88% for the Large-Cap Value Portfolio.


                       /2/ Effective January 1, 2002, advisory fee is reduced
                           from the annual rate of 1.50% of average daily net assets to 1.40%.


                       /3/ Expenses are estimated. There were no actual
                           advisory fees or expenses for these portfolios in 2001 because the portfolios started after December 31, 2001.




                       + The fund has a brokerage enhancement 12b-1 plan under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation ("recaptured commissions"). While a portfolio pays the cost of brokerage when it buys or sells a portfolio security, there are no fees or charges to the fund under the plan. Recaptured commissions may be used to promote and market fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The SEC staff requires that the amount of recaptured commissions be shown as an expense in the chart above.


                       Fees and expenses paid by the M Fund
                       Advisory fee
                       MFIA is the investment adviser to the M Fund. The M Fund pays an advisory fee to MFIA for these services. The table below shows the advisory fee as an annual percentage of each portfolio's average daily net assets.

                       Other expenses

                       The table also shows expenses the M Fund paid in 2001 as an annual percentage of each portfolio's average daily net assets.



                   --------------------------------------------------------------------------------------------
                                                                     Distribution
                   M Fund Portfolios/1/                 Advisory fee (12b-1) fee  Other expenses Total expenses
                   --------------------------------------------------------------------------------------------
                                                              As an annual % of average daily net assets
                   Brandes International Equity            0.76%          --          0.26%          1.02%
                   Turner Core Growth                      0.45%          --          0.45%          0.90%
                   Frontier Capital Appreciation           0.90%          --          0.25%          1.15%
                   Clifton Enhanced U.S. Equity            0.39%          --          0.39%          0.78%
                   Business Opportunity Value Fund/2/      0.65%          --          0.54%          1.19%
                   --------------------------------------------------------------------------------------------


                       /1/ Until further notice, MFIA has voluntarily agreed
                           to cap total annual operating expenses (on an annualized basis) for these portfolios at: 1.01% for the Brandes International Equity, 0.70% for the Turner Core Growth, 1.15% for Frontier Capital Appreciation, 0.64% for Clifton Enhanced U.S. Equity, and 0.90% for Business Opportunity Value Fund. Fees and expenses shown are for the year ended
                           December 31, 2001. Future fees and expenses may be different.


                       /2/ Fees and expenses shown are estimates for the first
                           year of operation. Future expenses may be different.

M'S VERSATILE PRODUCT BASICS

                       When you buy an M's Versatile Product life insurance policy, you're entering into a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your policy, applications to change or reinstate the policy, any amendments, riders or endorsements to your policy, and specification pages.

                      ---------------------------------------------------------
Policy amendments      When we approve your signed application, we'll issue
and endorsements       your policy. If your application does not meet our
are a part of your     underwriting and administrative requirements, we can
policy and confirm     reject it or ask you for more information. Once we
changes you or we      receive your first premium payment, the policy has been
make to the policy.    delivered to you and any contractual and administrative
                       requirements have been met, we'll consider your policy
Specification pages    to be in force. Our obligations under the policy begin
summarize              when the policy is in force and has been delivered to
information            you.
specific to your
policy at the time     Your policy will be in force until one of the following
the policy is          happens:
issued.                . the person insured by the policy dies
                       . the grace period expires and your policy lapses, or
Riders provide         . you surrender your policy.
extra benefits,
some at additional     If your policy is not in force when the person insured
cost. Not all          by the policy dies, we are not obligated to pay the
riders are             death benefit proceeds to your beneficiary.
available in every
state, and some        M's Versatile Product is a flexible premium variable
riders may only be     life insurance policy that insures the life of one
added when you         person and pays death benefit proceeds after that
apply for your         person has died.
policy.
                       Under a flexible premium life insurance policy, you
This policy may be     have the flexibility to choose the amount and frequency
appropriate if you     of your premium payments. You must, however, pay enough
want to provide a      premiums to cover the ongoing cost of policy benefits.
death benefit for
family members or      A premium load is deducted from each premium payment
others or to help      you make. The resulting net premium is allocated to the
meet other long-       investment options you choose, and becomes part of your
term financial         policy's accumulated value.
objectives. It may
not be the right       Charges are deducted from the accumulated value each
kind of policy if      month to help cover the cost of the policy's death
you plan to            benefit and other expenses. If there is not enough
withdraw money for     accumulated value to cover the monthly charge on the
short-term needs.      day we make the deduction, your policy may lapse after
                       a grace period - which means you'll no longer have any
Please discuss your    insurance coverage.
insurance needs and
financial              Investment earnings will increase your policy's
objectives with        accumulated value, while investment losses will
your registered        decrease it. The premium payments you'll be required to
representative.        make to keep your policy in force will be influenced by
                       the investment results of the investment options you've
In some states         chosen.
we'll hold your net
premium payments in
the Money Market
investment option
until the free look
transfer date.
Please turn to Your
right to cancel for
details.

M'S VERSATILE PRODUCT BASICS

                      ---------------------------------------------------------
Owners, person         Owners
insured by the         The owner is the person named on the application who
policy, and            makes the decisions about the policy and its benefits
beneficiaries          while it's in force. You can own a policy by yourself
                       or with someone else. Two or more owners are called
Please consult your    joint owners. You need the signatures of all owners for
financial advisor      all policy transactions.
or a lawyer about
designating            If one of the joint owners dies, the surviving owners
ownership              will hold all rights under the policy. If the last
interests.             joint owner dies, his or her estate will own the policy
                       unless you've given us other instructions.
If you would like
to change the owner    A policy can also be owned by an institution, trust,
of your policy,        corporation or group or sponsored arrangement. These
please contact us      owners often buy more than one policy, which may
or your registered     qualify them for reduced charges or lower premium
representative for     payments.
a change of owner
form. We can           We may reduce or waive the sales load or surrender
process the change     charges on policies sold to our directors or employees,
only if we receive     to any of our affiliates, or to trustees, employees or
your instructions      affiliates of the fund.
in writing.
                       You can change the owner of your policy by completing a change of owner form. Once we've received and recorded your request, the change will be effective as of the day you signed the change of owner form.

                       Person insured by the policy
Risk classes are       This policy insures the life of one person who is age
usually based on       85 or younger at the time you apply for your policy,
age, gender, health    and who has given us satisfactory evidence of
and whether or not     insurability. Your policy refers to this person as the
the person to be       insured. The policy pays death benefit proceeds after
insured by the         this person has died.
policy smokes. Most
insurance companies    The person to be insured by the policy is assigned an
use similar risk       underwriting or insurance risk class which we use to
classification         calculate cost of insurance and other charges. We
criteria.              normally use the medical or paramedical underwriting
                       method to assign underwriting or insurance risk
When we refer to       classes, which may require a medical examination. We
age throughout this    may, however, use other forms of underwriting if we
prospectus, we're      think it's appropriate.
using the word as
we've defined it       When we use a person's age in policy calculations, we
here, unless we        generally use his or her age as of the nearest policy
tell you otherwise.    date, and we add one year to this age on each policy
                       anniversary date. For example, when we talk about someone "reaching age 100", we're referring to the policy anniversary date closest to that person's 100th birthday, not to the day when he or she actually turns
                       100.

                       Beneficiaries
                       The beneficiary is the person, people, entity or entities you name to receive the death benefit proceeds. Here are some things you need to know about naming beneficiaries:

                       . You can name one or more primary beneficiaries who
                         each receive an equal share of the death benefit
                         proceeds unless you tell us otherwise. If one
                         beneficiary dies, his or her share will pass to the
                         surviving primary beneficiaries in proportion to the
                         share of the proceeds they're entitled to receive,
                         unless you tell us otherwise.
If you would like
to change the          . You can also name a contingent beneficiary for each
beneficiary of your      primary beneficiary you name. The contingent
policy, please           beneficiary will receive the death benefit proceeds
contact us or your       if the primary beneficiary dies.
registered
representative for     . You can choose to make your beneficiary permanent
a change of              (sometimes called irrevocable). You cannot change a
beneficiary form.        permanent beneficiary's rights under the policy
We can process the       without his or her permission.
change only if we
receive your           . If none of your beneficiaries is still living when
instructions in          the death benefit proceeds are payable, you as the
writing.                 policy owner will receive the proceeds. If you're no
                         longer living, the proceeds will go to your estate.

                       . You can change your beneficiary at any time while the
                         person insured by the policy is still living, and while the policy is in force. The change will be effective as of the day you signed the change of beneficiary form.

                      ---------------------------------------------------------
Policy date,           Your policy date
monthly payment        This is usually the day we approve your policy
date, policy           application. It's also the beginning of your first
anniversary date       policy year. Your policy's monthly, quarterly, semi-
                       annual and annual anniversary dates are based on your
In Massachusetts,      policy date.
the policy date is
known as the issue     The policy date is set so that it never falls on the
date.                  29th, 30th or 31st of any month. We'll apply your first
                       premium payment as of your policy date or as of the day we receive your premium, whichever is later.

                       Backdating your policy
In Ohio, your          You can have your policy backdated up to six months, as
policy can be          long as we approve it. Backdating in some cases may
backdated only         lower your cost of insurance rates since these rates
three months.          are based on the age of the person insured by the
                       policy. Your first premium payment must cover the premium load and monthly charges for the period between the backdated policy date and the day your policy is issued.

                       Your monthly payment date
                       This is the day we deduct the monthly charges from your policy's accumulated value. The first monthly payment date is your policy date, and it's the same day each month thereafter. Monthly charges are explained in the section called Your policy's accumulated value.

                       Your policy anniversary date
                       This is the same day as your policy date every year after we issue your policy. A policy year starts on your policy date and each anniversary date, and ends on the day before the next anniversary date.

M'S VERSATILE PRODUCT BASICS

                      ---------------------------------------------------------
Statements and         We send the following statements and reports to policy
reports                owners:
we'll send you
                       . a confirmation for many financial transactions,
We can create            usually including premium payments and transfers,
customized               loans, loan repayments, withdrawals and surrenders.
hypothetical             Monthly deductions and scheduled transactions made
illustrations of         under the dollar cost averaging, portfolio
benefits under your      rebalancing and first year transfer programs are
policy based on          reported on your quarterly policy statement.
different
assumptions.           . a quarterly policy statement. The statement will tell
                         you the accumulated value of your policy by
We'll send you one       investment options, cash surrender value, the amount
policy illustration      of the death benefit, the policy's face amount, and
free of charge each      any outstanding loan amount. It will also include a
policy year if you       summary of all transactions that have taken place
ask for one. We          since the last quarterly statement, as well as any
reserve the right        other information required by law.
to charge $25 for
additional             . supplemental schedules of benefits and planned
illustrations.           periodic premiums. We'll send these to you if you
                         change your policy's face amount or change any of the policy's other benefits.

                       . financial statements, at least annually or as
                         required by law, of the separate account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund.

                       . any financial statements that we receive from M Fund.

                      ---------------------------------------------------------
Your right to          During the free look period, once your policy is in
cancel                 force you have the right to cancel (or refuse) your
                       policy and return it to us or your registered
There are special      representative for a refund.
rules for the free
look period in         The amount of your refund may be more or less than the
certain states.        premium payments you've made, depending on the state
Here are some          where you signed your application. We'll always deduct
examples:              any outstanding loan amount from the amount we refund
.. In California the    to you.
  free look period
  ends 30 days         You'll find a complete description of the free look
  after you receive    period that applies to your policy on the policy's
  your policy if       cover sheet, or on a notice that accompanied your
  you're 60 years      policy. Generally, the free look period ends 10 days
  old or over or if    after you receive your policy. Some states may have a
  you're replacing     different free look period if you are replacing another
  another life         life insurance policy.
  insurance policy.
.. In Colorado the      In most states, your refund will be based on the
  free look period     accumulated value of your policy. In these states,
  ends after 15        we'll allocate your net premiums to the investment
  days.                options you've chosen. If you exercise your right to
.. In North Dakota      cancel, your refund will be:
  the free look
  period ends after    . any charges or taxes we've deducted from your
  20 days.               premiums
                       . the net premiums allocated to the fixed options
Please call us or      . the accumulated value allocated to the variable
your registered          investment options
representative if      . any monthly charges and fees we've deducted from your
you have questions       policy's accumulated value in the variable investment
about your right to      options.
cancel your policy.
                       In some states we're required to refund the premium payments you've made. If you sign your application in one of these states, we'll hold the net premiums in the Money Market investment option until the free look transfer date. On that day, we'll transfer the accumulated value in the Money Market investment option to the investment options you've chosen.

                       The free look transfer date is the latest of the following:

                       . 15 days after we issue your policy
                       . when we consider your policy to be in force.

                      ---------------------------------------------------------
Timing of payments,    Effective date
forms and requests     Once your policy is in force, the effective date of
                       payments, forms and requests you send us is usually
A business day,        determined by the day and time we receive the item in
called a valuation     proper form at the mailing address that appears on the
date in your           back cover of this prospectus.
policy, is any day
that the New York      Planned periodic premium payments, loan requests,
Stock Exchange and     transfer requests, loan payments or withdrawal or
our life insurance     surrender requests that we receive in proper form
client services        before 4:00 p.m. Eastern time on a business day will
offices are open.      normally be effective as of the end of that day, unless
It usually ends at     the transaction is scheduled to occur on another
4:00 p.m. Eastern      business day. If we receive your payment or request on
time.                  or after 4:00 p.m. Eastern time on a business day, your
                       payment or request will be effective as of the end of
The New York Stock     the next business day. If a scheduled transaction falls
Exchange is usually    on a day that is not a business day, we'll process it
closed on weekends     as of the end of the next business day.
and on the
following days:        Other forms, notices and requests are normally
.. New Year's Day,      effective as of the next business day after we receive
  Martin Luther        them in proper form, unless the transaction is
  King, Jr. Day,       scheduled to occur on another business day. Change of
  President's Day,     owner and beneficiary forms are effective as of the day
  Good Friday,         you sign the change form, once we receive them in
  Memorial Day,        proper form.
  July Fourth,
  Labor Day,           Proper form
  Thanksgiving Day     We'll process your requests once we receive all
  and Christmas        letters, forms or other necessary documents, completed
  Day,                 to our satisfaction. Proper form may require, among
and                    other things, a signature guarantee or some other proof
.. the Friday before    of authenticity. We do not generally require a
  New Year's Day,      signature guarantee, but we may ask for one if it
  July Fourth or       appears that your signature has changed, if the
  Christmas Day if     signature does not appear to be yours, if we have not
  that holiday         received a properly completed application or
  falls on a           confirmation of an application, or for other reasons to
  Saturday             protect you and us.
.. the Monday
  following New        When we make payments and transfers
  Year's Day, July     We'll normally send the proceeds of transfers,
  Fourth or            withdrawals, loans, surrenders, exchanges and death
  Christmas Day if     benefit payments within seven days after the effective
  that holiday         date of the request in proper form. We may delay
  falls on a Sunday    payments and transfers, or the calculation of payments
                       and transfers based on the value in the variable
unless unusual         investment options under unusual circumstances, for
business conditions    example, if:
exist, such as the
ending of a monthly    . the New York Stock Exchange closes on a day other
or the yearly            than a regular holiday or weekend
accounting period.     . trading on the New York Stock Exchange is restricted
                       . an emergency exists as determined by the SEC, as a
Our client services      result of which the sale of securities is not
offices are also         practicable, or it is not practicable to determine
usually closed on        the value of a variable account's assets, or
the following days:    . the SEC permits a delay for the protection of policy
.. the Monday before      owners.
  New Year's Day,
  July Fourth, or      We may delay transfers and payments from the fixed
  Christmas Day, if    options, including the proceeds from withdrawals,
  any of these         surrenders and loans, for up to six months. We'll pay
  holidays falls on    interest at an annual rate of at least 3% on any
  a Tuesday            withdrawals or surrender proceeds from the fixed
                       options that we delay for 30 days or more.

.. the Tuesday          We pay interest at an annual rate of at least 3% on
  before Christmas     death benefit proceeds, calculated from the day the
  Day if that          person insured by the policy dies to the day we pay the
  holiday falls on     proceeds.
  a Wednesday
.. the Friday after
  New Year's Day,
  July Fourth or
  Christmas Day, if
  any of these
  holidays falls on
  a Thursday
.. the Friday after
  Thanksgiving.

Call us or contact
your registered
representative if
you have any
questions about the
proper form
required for a
request.

To request payment
of death benefit
proceeds, send us
proof of death and
payment
instructions.

M'S VERSATILE PRODUCT BASICS

                      ---------------------------------------------------------
Telephone and          You can make loans or transfers, and give us
electronic             instructions regarding the dollar cost averaging
transactions           program or portfolio rebalancing program, by telephone
                       any time after the free look period as long as we have
Please ask your        your signed authorization form on file.
registered
representative for     Certain registered representatives are able to give us
more information       instructions electronically if authorized by you. You
regarding              may appoint your registered representative to give us
electronic             instructions on your behalf by completing and filing a
transactions.          telephone and electronic authorization form with us.

                       Here are some things you need to know about telephone and electronic transactions:

                       . You must complete a telephone and electronic
                         authorization form.
                       . If your policy is jointly owned, all joint owners
                         must sign the telephone and electronic authorization. We'll take instructions from any owner or anyone you appoint.
                       . We may use any reasonable method to confirm that your
                         telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

                       We'll send you a written confirmation of each telephone and electronic transaction.

                       Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next business day or when service has resumed.

                       When you send us your telephone and electronic authorization form, you agree that:

                       . we can accept and act upon instructions you or anyone
                         you appoint give us over the telephone or electronically
                       . neither we, any of our affiliates, the Pacific Select
                         Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures
                       . you bear the risk of any loss that arises from your
                         right to make loans or transfers over the telephone or electronically.

THE DEATH BENEFIT

                       We'll pay death benefit proceeds to your beneficiary after the person insured by the policy dies while the policy is still in force. Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

Your policy's          This policy offers three death benefit options, Options
initial amount of      A, B and C. The option you choose will generally depend
insurance coverage     on which is more important to you: a larger death
is its initial face    benefit or building the accumulated value of your
amount. We             policy.
determine the face
amount based on        This policy offers two ways to calculate the guideline
instructions           minimum death benefit: the cash value accumulation test
provided in your       and the guideline premium test. These are called death
application.           benefit qualification tests. The test you choose will
                       generally depend on the amount of premiums you want to
The minimum face       pay.
amount when a
policy is issued is    Here are some things you need to know about the death
usually $50,000,       benefit:
but we may reduce
this in some           . You choose your death benefit option and death
circumstances.           benefit qualification test on your policy
                         application.
You'll find your
policy's face          . If you do not choose a death benefit option, we'll
amount, which            assume you've chosen Option A.
includes any
increases or           . If you do not choose a death benefit qualification
decreases, in the        test, we'll assume you've chosen the guideline
specification pages      premium test.
in your policy.
                       . The death benefit will always be the greater of the
If you signed the        death benefit under the option you choose or the
application for          guideline minimum death benefit, calculated using the
your policy in           death benefit qualification test you've chosen.
Florida, after the
person insured by      . The death benefit will never be lower than the face
the policy reaches       amount of your policy if you've chosen Option A or B.
age 100, the death       Of course, the death benefit proceeds will always be
benefit equals the       reduced by any outstanding loan amount.
accumulated value.
                       . We'll pay the death benefit proceeds to your
                         beneficiary when we receive proof of the death of the person insured by the policy.

                      ---------------------------------------------------------
Choosing your death    You can choose one of the following three options for
benefit option         the death benefit on your application.

                         Option A - the face            Option B - the face
                         amount of your policy.         amount of your policy
                                                        plus its accumulated
                                                        value.

                       [ILLUSTRATION APPEARS HERE]   [ILLUSTRATION APPEARS HERE]

                                                        The death benefit
                                                        changes as your policy's
                                                        accumulated value
                                                        changes. The better your
                                                        investment options
                                                        perform, the larger
                                                        the death benefit will
                                                        be.
                         Option C - the face
                         amount of your policy
                         plus the total premiums
                         you've paid minus any
                         withdrawals or
                         distributions made.


                       [ILLUSTRATION APPEARS HERE]

                         The more premiums you
                         pay and the less you
                         withdraw, the larger
                         the death benefit
                         will be.

THE DEATH BENEFIT

                      ---------------------------------------------------------
Choosing a death       This policy offers two death benefit qualification
benefit                tests, which we use to calculate the guideline minimum
qualification test     death benefit. You choose one of these tests on your
                       application. Once you choose a test, you cannot change
The guideline          it.
minimum death
benefit is the         In general, you should choose the cash value
minimum death          accumulation test if you do not want to limit the
benefit needed for     amount of premiums you can pay into your policy. If you
your policy to         want to pay a premium that increases the net amount at
qualify as life        risk, however, you need to provide us with satisfactory
insurance under        evidence of insurability before we can increase the
Section 7702 of the    death benefit.
Internal Revenue
Code.                  The guideline minimum death benefit will generally be
                       smaller under the guideline premium test than under the
Net amount at risk     cash value accumulation test.
is the difference
between the death      Cash value accumulation test
benefit that would     The cash value accumulation test is available to
be payable if the      policies issued on or after February 1, 2000.
person insured by
the policy died and    If you choose the cash value accumulation test, your
the accumulated        policy's guideline minimum death benefit will be the
value of your          greater of:
policy.
                       . the minimum death benefit amount that's needed for
There are other          the policy to qualify as life insurance under the tax
limits on premiums       code or
you can pay into       . 101% of the policy's accumulated value.
your policy, which
are described in       This test determines what the death benefit should be
How premiums work.     in relation to your policy's accumulated value. In
                       general, as your policy's accumulated value increases,
The cash value         the death benefit must also increase to ensure that
accumulation test      your policy qualifies as life insurance under the tax
is defined in          code.
Section 7702(b) of
the tax code.

An example
For a policy that      Under the test, a policy's death benefit must be large
insures a male, age    enough to ensure that its cash surrender value, as
45 when the policy     defined in Section 7702 of the tax code (and which is
was issued, with a     based on accumulated value, among other things), is
standard nonsmoking    never larger than the net single premium that's needed
risk class, in         to fund future benefits under the policy. The net
Policy Year 6 the      single premium under your policy varies according to
guideline minimum      the age, sex, and risk class of the person insured by
death benefit under    your policy. It's calculated using an interest rate of
the cash value         at least 4% and the guaranteed mortality charges as of
accumulation test      the time the policy is issued. We'll use a higher
is calculated by       interest rate if we've guaranteed it under your policy.
multiplying each
$1,000 of              The death benefit determined by your policy's net
accumulated value      single premium will be at least equal to the amount
by a "net single       required for the policy to qualify as life insurance
premium factor"        under the tax code.
of 2.4728.
                       Guideline premium test
The guideline          If you choose the guideline premium test, we calculate
premium test is        the guideline minimum death benefit by multiplying your
defined in Section     policy's accumulated value by a death benefit
7702(a)(2) of the      percentage.
tax code.
                       You'll find a table of death benefit percentages in
Death benefit          Appendix C and in your policy. The death benefit
percentages are        percentage is based on the guideline premium limit and
defined in Section     the age of the person insured by the policy. It is 250%
7702(d) of the tax     when the person is age 40 or younger, and reduces as
code.                  the person gets older.

                       Under this test, the total premiums you pay cannot exceed your policy's guideline premium limit. You'll find a more detailed discussion of the guideline premium limit in How premiums work.

                      ---------------------------------------------------------
Comparing the death    The tables below compare the death benefits provided by
benefit options        the policy's three death benefit options. The examples
                       are intended only to show differences in death benefits and net amounts at risk. Accumulated value assumptions may not be realistic.

                       The example below is based on the following:

                       . the person insured by the policy is age 45 at the
                         time the policy was issued and dies at the beginning of the sixth policy year
                       . face amount is $100,000
                       . accumulated value at the date of death is $25,000
                       . total premium paid into the policy is $30,000
                       . the guideline minimum death benefit under the
                         guideline premium test is $46,250 (assuming a guideline premium test factor of 185% x accumulated value)
                       . the guideline minimum death benefit under the cash
                         value accumulation test is $61,820.00 (assuming a net single premium factor of $2.4728 for each $1,000 of accumulated value)

                   ---------------------------------------------------------------------------------------
                                                         If you select the guideline
                                                         premium test, the death
                                                         benefit is the larger of
                                                         these two amounts
                                                         ----------------------------
                   Death                                 Death benefit  Guideline      Net amount at
                   benefit   How it's                    under          minimum        risk used for cost
                   option    calculated                  the option     death benefit  of insurance charge
                   ---------------------------------------------------------------------------------------
                   Option A  Face amount                   $100,000      $46,250            $74,754.01
                   Option B  Face amount plus
                             accumulated value             $125,000      $46,250            $99,692.51
                   Option C  Face amount plus
                             premiums less distributions   $130,000      $46,250           $104,680.21
                   ---------------------------------------------------------------------------------------

                   ---------------------------------------------------------------------------------------
                                                         If you select the cash value
                                                         accumulation test, the death
                                                         benefit is the larger of
                                                         these two amounts
                                                         ----------------------------
                   Death                                 Death benefit  Guideline      Net amount at
                   benefit   How it's                    under          minimum        risk used for cost
                   option    calculated                  the option     death benefit  of insurance charge
                   ---------------------------------------------------------------------------------------
                   Option A  Face amount                   $100,000      $61,820.00         $74,754.01
                   Option B  Face amount plus
                             accumulated value             $125,000      $61,820.00         $99,692.51
                   Option C  Face amount plus
                             premiums less distributions   $130,000      $61,820.00        $104,680.21
                   ---------------------------------------------------------------------------------------

THE DEATH BENEFIT

If the death           Here's the same example, but with an accumulated value
benefit equals the     of $75,000. Because accumulated value has increased,
guideline minimum      the guideline minimum death benefit is now:
death benefit, any
increase in            . $138,750 for the guideline premium test
accumulated value      . $185,460 for the cash value accumulation test.
will cause an
automatic increase
in the death
benefit.

                   ---------------------------------------------------------------------------------------
                                                         If you select the guideline
                                                         premium test, the death
                                                         benefit is the larger of
                                                         these two amounts
                                                         ----------------------------
                   Death                                 Death benefit  Guideline      Net amount at
                   benefit   How it's                    under          minimum        risk used for cost
                   option    calculated                  the option     death benefit  of insurance charge
                   ---------------------------------------------------------------------------------------
                   Option A  Face amount                   $100,000       $138,750         $63,408.68
                   Option B  Face amount plus
                             accumulated value             $175,000       $138,750         $99,569.51
                   Option C  Face amount plus
                             premiums less distributions   $130,000       $138,750         $63,408.68
                   ---------------------------------------------------------------------------------------

                   ---------------------------------------------------------------------------------------
                                                         If you select the cash value
                                                         accumulation test, the death
                                                         benefit is the larger of
                                                         these two amounts
                                                         ----------------------------
                   Death                                 Death benefit  Guideline      Net amount at
                   benefit   How it's                    under          minimum        risk used for cost
                   option    calculated                  the option     death benefit  of insurance charge
                   ---------------------------------------------------------------------------------------
                   Option A  Face amount                   $100,000       $185,460         $110,003.78
                   Option B  Face amount plus
                             accumulated value             $175,000       $185,460         $110,003.78
                   Option C  Face amount plus
                             premiums less distributions   $130,000       $185,460         $110,003.78
                   ---------------------------------------------------------------------------------------

                       These examples show that each death benefit option provides a different level of protection. Keep in mind that cost of insurance charges, which affect your policy's accumulated value, increase with the amount of the death benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted net amount at risk. As the net amount at risk increases, your cost of insurance increases. Accumulated value also varies depending on the performance of the investment options in your policy.

                      ---------------------------------------------------------
When we pay the        We calculate the amount of the death benefit proceeds
death benefit          as of the end of the day the person insured by the
                       policy dies. If that person dies on a day that is not a
Your beneficiary       business day, we calculate the proceeds as of the next
can choose to          business day.
receive the death
benefit proceeds in    Your policy's beneficiary must send us proof that the
a lump sum or use      person insured by the policy died while the policy was
it to buy an income    in force, along with payment instructions.
benefit. Please see
the discussion         Death benefit proceeds equal the total of the death
about income           benefits provided by your policy and any riders you've
benefits in General    added, minus any outstanding loan amount, minus any
information about      overdue charges.
your policy.
                       We'll pay interest at an annual rate of at least 3% on
It is important        the death benefit proceeds, calculated from the day the
that we have a         person insured by the policy dies to the day we pay the
current address for    proceeds. In some states we may pay a higher rate of
your beneficiary so    interest if required by law.
that we can pay
death benefit
proceeds promptly.
If we cannot pay
the proceeds to
your beneficiary
within five years
of the death of the
person insured by
the policy, we'll
be required to pay
them to the state.
                      ---------------------------------------------------------
Changing your death    You can change your death benefit option while your
benefit option         policy is in force. Here's how it works:

We will not change     . You can change the death benefit option once in any
your death benefit       policy year.
option if it means
your policy will be    . You must send us your request in writing.
treated as a
modified endowment     . You can change to Option A or Option B.
contract, unless
you've told us in      . You cannot change from any death benefit option to
writing that this        Option C.
would be acceptable
to you. Modified       . The change will become effective on the first monthly
endowment contracts      payment date after we receive your request. If we
are discussed in         receive your request on a monthly payment date, we'll
Variable life            process it that day.
insurance and your
taxes.                 . The face amount of your policy will change by the
                         amount needed to make the death benefit under the new
Net amount at risk       option equal the death benefit under the old option
is the difference        just before the change. We will not let you change
between the death        the death benefit option if doing so means the face
benefit that would       amount of your policy will become less than $50,000.
be payable if the        We may waive this minimum amount under certain
person insured by        circumstances.
the policy died and
the accumulated        . Changing the death benefit option can also affect the
value of your            monthly cost of insurance charge since this charge
policy.                  varies with the net amount at risk.

                       . The new death benefit option will be used in all
                         future calculations.

THE DEATH BENEFIT

                      ---------------------------------------------------------
Changing the face      You can increase or decrease your policy's face amount
amount                 starting on the first policy anniversary as long as we
                       approve it. Here's how it works:
If you change the
face amount, we'll     . You can change the face amount as long as the person
send you a               insured by the policy is still living.
supplemental
schedule of            . You can only change the face amount once in any
benefits and             policy year.
premiums.
                       . You must send us your request in writing while your
If your policy's         policy is in force.

death benefit is
equal to the           . Unless you request otherwise, the change will become
guideline minimum        effective on the first monthly payment date after we
death benefit, and       receive your request. If we receive your request on a
the net amount at        monthly payment date, we'll process it that day.

risk is more than
three times the        . The person insured by the policy will also need to
death benefit on         agree to the change in face amount, if that person is
the policy date, we      someone other than you.
may reduce the
death benefit by       . Increasing the face amount may increase the death
requiring you to         benefit, and decreasing the face amount may decrease
make a withdrawal        the death benefit. The amount the death benefit
from your policy.        changes will depend, among other things, on the death
                         benefit option you've chosen and whether, and by how
If we require you        much, the death benefit is greater than the face
to make a                amount before you make the change.
withdrawal, we will
not charge you our     . Changing the face amount can affect the net amount at
usual $25                risk, which affects the cost of insurance charge. An
withdrawal fee, but      increase in the face amount may increase the cost of
the withdrawal may       insurance charge, while a decrease may decrease the
be taxable. Please       charge.
turn to
Withdrawals,           . We can refuse your request to make the face amount
surrenders and           less than $50,000. We can waive this minimum amount
loans for                in certain situations, such as group or sponsored
information about        arrangements.
making withdrawals.
                       Increasing the face amount
Coverage segment       Here are some additional things you should know about
refers separately      increasing the face amount:
to the initial face
amount and any         . You must give us satisfactory evidence of
increase in face         insurability.
amount.
                       . Each increase you make to the face amount must be
                         $25,000 or more.

                       . We may charge you a fee of up to $100 for each
                         increase to cover the costs of processing the request. We deduct the fee on the day the increase is effective from all of your investment options in proportion to the accumulated value you have in each option.

                       . Increasing the face amount will increase the
                         mortality and expense risk charge.

Decreasing the face    Decreasing the face amount
amount may affect      Here are some additional things you should know about
your policy's tax      decreasing the face amount:
status. To ensure
your policy            . The initial face amount and any additional coverage
continues to             segment are eligible for decrease
qualify as life
insurance, we might      . on or after the fifth anniversary of its effective
be required to             date; or
return part of your
premium payments to      . on or after the first anniversary of its effective
you if you've              date if its effective date is before the date the
chosen the                 endorsement that limits your right to face amount
guideline premium          decreases as stated above is added to your policy
test, or make              according to our administrative procedure.
distributions from
the accumulated        . We'll apply any decrease in the face amount to
value, which may be      eligible coverage segments in the following order:
taxable.
                         . to the most recent eligible increases you made to
For more                   the face amount
information, please
see Variable life        . to the initial face amount
insurance and your
taxes.                 . We do not charge you for a decrease in face amount.

                       . We can refuse your request to decrease the face
                         amount if making the change means:

                         . your policy will end because it no longer qualifies
                           as life insurance

                         . the distributions we'll be required to make from
                           your policy's accumulated value will be greater than your policy's net cash surrender value

                         . your policy will become a modified endowment
                           contract and you have not told us in writing that this is acceptable to you.

                      ---------------------------------------------------------

Optional riders
                       There are nine optional riders that provide extra
Ask your registered    benefits, some at additional cost. Not all riders are
representative for     available in every state, and some riders may only be
more information       added when you apply for your policy.

about the riders
available with the     . Accidental death rider
policy, or about         Provides additional insurance coverage in the event
other kinds of life      of the accidental death of the person insured by the
insurance policies       policy.
offered by Pacific
Life.                  . Children's term rider
                         Provides term insurance for the children of the person insured by the policy

There may be tax       . Annual renewable term rider
consequences if you      Provides annual renewal term insurance on the person
exercise your            insured by the policy.
rights under the
Accelerated living     . Annual renewable and convertible term rider
benefits rider.          Provides annual renewal term insurance on members of
Please see Variable      the immediate family of the person insured by the
life insurance and       policy.
your taxes for more
information.           . Accounting benefit rider

                         Provides added protection benefit on the person
Samples of the           insured by the policy.
provisions for the
extra optional         . Guaranteed insurability rider
benefits are             Gives the right to buy additional insurance on the
available from us        life of the person insured by the policy on certain
upon written             specified dates without proof of insurability.
request.
                       . Waiver of charges rider
                         Waives certain charges if the person insured by the policy becomes totally disabled before age 60.

                       . Accelerated living benefits rider
                         Gives the policy owner access to a portion of the policy's death benefit if the person insured by the policy has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states).

                       . Disability benefit rider
                         Provides a monthly addition to the policy's accumulated value when the person insured by the policy has a qualifying disability, until he or she reaches age 65.

                       We'll add any rider charges to the monthly charge we deduct from your policy's accumulated value.

THE DEATH BENEFIT

                       Things to keep in mind
                       We offer other variable life insurance policies which provide insurance protection on the life of one person or the lives of two people. The loads and charges on these policies may be different. Combining a policy and a rider, however, may be more economical than adding another policy. It may also be more economical to provide an amount of insurance coverage through a policy alone. Many life insurance policies have some flexibility in structuring the face amount, the death benefit, and premium payments in targeting the cash values based on your particular needs.

                       Under certain circumstances, combining a policy with an Annual renewable term rider or Accounting benefit rider may result in a face amount equal to the face amount of a single policy.

                       In general, your policy coverage offers the advantage of lower guaranteed cost of insurance rates than the added riders. If you add a rider or riders to your policy, and if we apply maximum guaranteed charges, you may increase your risk of lapse even if all premiums are paid. Adding a rider or riders may also affect the amount of premium you can pay on your policy and still have it qualify as life insurance.

                       Combining a policy with an Annual renewable term rider may lower costs and may improve accumulated value accrual for the same amount of death benefit. However, your policy has guaranteed maximum charges. Adding an Annual renewable term rider will result in guaranteed maximum charges that are higher than for a single policy with the same face amount.

                       Combining a policy with an Accounting benefit rider may improve accumulated value accrual in the early years of your policy, but could result in either higher or lower charges than under a single policy. The timing of certain charges for policies held for certain periods may also be affected.

                       Ultimately, individual needs and objectives vary, and they may change through time. It is important that you consider your goals and options carefully. You choose the proportion of your policy's face amount that is made up of policy, Annual renewable term rider, or Accounting benefit rider. You should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. Your registered representative can provide you with additional illustrations showing the effects of different proportions of policy and rider coverage to help you make your decision. You should also consider a periodic review of your coverage with your registered representative.

HOW PREMIUMS WORK

                       Your policy gives you the flexibility to choose the
                       amount and frequency of your premium payments within
                       certain limits. Each premium payment must be at least
                       $50.
The amount,
frequency, and         We deduct a premium load from each premium payment, and
period of time over    then allocate your net premium to the investment
which you make         options you've chosen. Depending on the performance of
premium payments       your investment options, and on how many withdrawals,
may affect whether     loans or other policy features you've taken advantage
your policy will be    of, you may need to make additional premium payments to
classified as a        keep your policy in force.
modified endowment
contract, or no        If we do not receive your first premium payment within
longer qualifies as    20 days after we issue your policy, we can cancel the
life insurance for     policy and refund any partial premium payment you've
tax purposes. See      made. We may waive the 20 day requirement in some
Variable life          cases.
insurance and your
taxes for more
information.

                      ---------------------------------------------------------
Planned periodic       You can schedule the amount and frequency of your
premium payments       premium payments. We refer to scheduled premium
                       payments as your planned periodic premium. Here's how
Even if you pay all    it works:
your premiums when
they're scheduled,     . On your application, you choose a fixed amount of at
your policy could        least $50 for each premium payment.

lapse if the
accumulated value,     . You indicate whether you want to make premium
less any                 payments annually, semi-annually, or quarterly. You
outstanding loan         can also choose monthly payments using our monthly
amount, is not           electronic funds transfer plan, which is described
enough to pay your       below.


monthly charges.
Turn to Your           . We send you a notice to remind you of your scheduled
policy's                 premium payment (except for monthly electronic funds
accumulated value        transfer plan payments, which are paid
for more                 automatically). If you own more than one policy,
information.             we'll send one notice -- called a listbill -- that
                         reminds you of your payments for all of your policies. You can choose to receive the listbill every month. While you do not have to make the premium payments you've scheduled, not making a premium payment may have an impact on any financial objectives you may have set for your policy's accumulated value and death benefit, and could cause your policy to lapse.


                       . We'll treat any payment you make during the life of
                         your policy as a loan repayment, not as a premium payment, unless you tell us otherwise. When a payment, or any portion of it, exceeds your outstanding loan amount, we'll treat it as a premium payment.



                   ---------------------------------------------------------
Paying your premium    Premium payments must be made in a form acceptable to
                       us before we can process it. You may pay your premium:


                        .  by personal check, drawn on a U.S. bank


                        . by cashier's check, money order, and traveler's checks in single denominations of $10,000 or more if they originate in a U.S. bank


                        . by cashier's checks of less than $10,000 for non-qualified IRC Section 1035(a) exchanges, that are requested by Pacific Life


                        . by third party check, when there is a clear connection of the third party to the underlying transaction


                        .  wire transfers that originate in U.S. banks.

HOW PREMIUMS WORK

                       We may not accept premium payments in the following forms:


                        .  cash


                        . credit card or check drawn against a credit card account


                        . cashier's check, money order or traveler's checks in single denominations of less than $10,000


                        . cashier's checks, money orders, traveler's checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank


                        . third party check, if there is not a clear connection of the third party to the underlying transaction


                        .  wires that originate from foreign bank accounts.


                       All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments by check other than a cashier's check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your check has cleared.


                       Monthly electronic funds transfer plan (formerly "Uni-check plan")


                       Once you've made your first premium payment, you can make monthly premium payments using our electronic funds transfer plan. Here's how it works:


                       . you authorize us to withdraw a specified amount from
                         your checking account each month

                       . you can choose any day between the 4th and 28th of
                         the month

                       . if you do not specify a day for us to make the
                         withdrawal, we'll withdraw the premium payment on your policy's monthly anniversary. If your policy's monthly anniversary falls on the 1st, 2nd or 3rd of the month, we'll withdraw the payment on the 4th of each month.

                      ---------------------------------------------------------
Deductions from       We deduct a premium load from each premium payment you
your premiums         make. The load is made up of three charges:

Your net premium is   Sales load
your premium          We deduct a 3.5% sales load from each premium payment
payment less the      you make.
premium load.
                      This charge helps pay for the cost of distributing our policies and is guaranteed not to increase. If our sales and distribution expenses are more than the sales load, we can recover these expenses from other charges, such as the mortality and expense risk charge and the surrender charge, and from any mortality gains.

                      State and local tax charge
                      We deduct 2.35% from each premium payment to pay state and local premium and other taxes. The actual taxes we pay vary from state to state, and in some instances, among municipalities. We do not expect to profit from this charge, and do not expect to change the rate unless the rate we pay changes.

                      Federal tax charge

                      We deduct 1.50% from each premium payment to compensate us for certain costs associated with federal taxes. We reserve the right to change this rate to respond to changes in law.

                      ---------------------------------------------------------
Allocating your        We generally allocate your net premiums to the
premiums               investment options you've chosen on your application on
                       the day we receive them. We currently limit your
There are special      allocations to 20 investment options at one time.
restrictions when
allocating premiums    When we allocate your first premium depends on the
to the Fixed LT        state where you signed your policy application. If you
account.               signed your application in a state that requires us to
                       return the premiums you've paid, we'll hold your net
Please turn to Your    premiums in the Money Market investment option until
investment options     the free look transfer date, and then transfer them to
for more               the investment options you've chosen.
information about
the investment         If you signed your application in a state that requires
options.               refunds to be based on accumulated value, we allocate
                       net premiums to the investment options you've chosen on the day we receive them or your policy date, if later.


                    Portfolio optimization
Portfolio              Pacific Life and Ibbotson Associates, one of the
optimization is an     premier firms in designing asset allocation-based
asset allocation       investment strategies, developed five model portfolios,
service we offer       each comprised of a carefully selected combination of
for use with your      Pacific Select Fund portfolios. The portfolios are
policy. Asset          selected by evaluating the asset classes represented by
allocation is the      the underlying securities holdings of the portfolios
distribution of        and combining portfolios to combine major types of
investments among      asset classes based on historical asset performance and
asset classes and      attribution analysis in a way intended to optimize
involves decisions     returns given a particular level of risk tolerance. The
about which asset      analysis is accomplished by using a state-of-the-art
classes should be      program and a statistical analytical technique known as
selected and how       "mean-variance optimization". This portfolio
much of the total      optimization analysis is performed each year to help
accumulated value      maintain the risk/return profile of the models.
should be allocated
to each asset          If you select a portfolio optimization model, your
class. The theory      initial net premium payment (in the case of a new
of portfolio           application) or accumulated value, as applicable, will
optimization is        be allocated to the investment options according to the
that                   model you select. Subsequent net premium payments will
diversification        also be allocated accordingly, unless otherwise
among asset classes    instructed by you in writing. If you choose, you can
can help reduce        rebalance your accumulated value quarterly, semi-
volatility over the    annually, or annually to maintain the asset allocation
long-term.             given in your portfolio optimization model. If you also


                    allocate part of your net premium payment or
The actual             accumulated value outside the model, rebalancing is
percentage             only permitted within the model. Each model may change
allocations within     and investment options may be added to or deleted from
the portfolio model    a model as a result of the annual analysis.
that matches your
investment profile     To enroll in portfolio optimization, you must submit to
are described in       us, together with any other required forms, a
the investment         completed, signed and dated portfolio optimization
policy statement       acknowledgment contained in the investment policy
for that model. You    statement. The investment policy statement describes
should consult with    the portfolio optimization model that matches your
your financial         investment profile, based on the responses you provide
adviser or             regarding your financial needs, investment time horizon
investment             and risk comfort level, on the investor profile
professional to        questionnaire. Your financial advisor or investment
assist you in          professional can assist you in completing the proper
determining which      forms. We have the right to terminate or change the
model meets your       portfolio optimization service at any time.
financial needs,
investment time        Although the models are designed to optimize returns
horizon, and is        given the various levels of risk, there is no assurance
consistent with        that a model portfolio will not lose money or that
your risk comfort      investment results will not experience some volatility.
level.                 Historical market and asset class performance may


                    differ in the future from the historical performance
Unless you provide     upon which the models are built. Also, allocation to a
written                single asset class may outperform a model, so that you
authorization, we      would have been better off in an investment option or
will not               options representing a single asset class than in a
automatically          model. The value of the variable accounts will
adjust your            fluctuate, and when redeemed, may be worth more or less
accumulated value      than the original cost.
and net premium
payments among
investment options
to reflect updates
to the model. You
may change your
allocations at any
time by writing or
sending a fax. If
we have your
completed telephone
and electronic
authorization form
on file, you can
call us at 1-800-
800-7681 or submit
a request
electronically
through your
appointed agent. Or
you can ask your
registered
representative to
contact us.

HOW PREMIUMS WORK

                      ---------------------------------------------------------
Limits on the          Federal tax law puts limits on the amount of premium
premium payments       payments you can make in relation to your policy's
you can make           death benefit. These limits apply in the following
                       situations:
Before you buy a
policy, you can ask    . If you've chosen the guideline premium test as your
us or your               death benefit qualification test and accepting the
registered               premium means your policy will no longer qualify as
representative for       life insurance for federal income tax purposes.
a personalized
illustration that      The total amount you can pay in premiums and still have
will show you the      your policy qualify as life insurance is your policy's
guideline single       guideline premium limit. The sum of the premiums paid,
premium and            less any withdrawals, at any time cannot exceed the
guideline level        guideline premium limit, which is the greater of:
annual premiums.
                       . the guideline single premium or
                       . the sum of the guideline level annual premiums.

                       Your policy's guideline single premium and guideline level annual premiums appear on your policy's specification pages.

                       We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your policy's guideline premium limit. If we find that you've exceeded your guideline premium limit, we may remove all or part of a premium you've paid from your policy as of the day we applied it, and return it to you. We'll adjust the death benefit retroactively to that date to reflect the reduction in premium payments.

You'll find a          . If applying the premium in that policy year means
detailed discussion      your policy will become a modified endowment
of modified              contract.
endowment contracts
in Variable life       A life insurance policy will become a modified
insurance and your     endowment contract if the sum of premium payments made
taxes.                 during the first seven contract years, less a portion
                       of withdrawals, exceeds the seven-pay limit defined in
                       Section 7702A of the Internal Revenue Code.

                       Unless you've told us in writing that you want your policy to become a modified endowment contract, we'll remove all or part of the premium payment from your policy as of the day we applied it and return it to you. We'll also adjust the death benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your policy anniversary, we'll hold it and apply it to your policy on the anniversary date.

                       In both of these situations, if we remove an excess premium from your policy, we'll return the premium amount to you no later than 60 days after the end of that policy year. We may adjust the amount for interest or for changes in accumulated value that relate to the amount of the excess premium payment we're returning to you.

                       If we do not return the premium amount to you within that time, we'll increase your policy's death benefit retroactively, to the day we applied the premium, and prospectively so that it's always the amount necessary to ensure your policy qualifies as life insurance, or to prevent it from becoming a modified endowment contract. If we increase your death benefit, we'll adjust cost of insurance or rider charges retroactively and prospectively to reflect the increase.

Net amount at risk     . If applying the premium payment to your policy will
is the difference        increase the net amount at risk. This will happen if
between the death        your policy's death benefit is equal to the guideline
benefit that would       minimum death benefit or would be equal to it once we
be payable if the        applied your premium payment.
person insured by
the policy died and    We may choose to accept your premium payment in this
the accumulated        situation, but before we do so, we may require
value of your          satisfactory evidence of the insurability of the person
policy.                insured by the policy.

                       We will not accept premium payments after the person insured by the policy reaches age 100.

YOUR POLICY'S ACCUMULATED VALUE

Accumulated value      Accumulated value is the value of your policy on any
is used as the         business day.
basis for
determining policy     We use it to calculate how much money is available to
benefits and           you for loans and withdrawals, and how much you'll
charges.               receive if you surrender your policy. It also affects
                       the amount of the death benefit if you choose a death benefit option that's calculated using accumulated value.

                       The accumulated value of your policy is not guaranteed - it depends on the performance of the investment options you've chosen, the premium payments you've made, policy charges and how much you've borrowed or withdrawn from the policy.

                      ---------------------------------------------------------
Calculating your       Your policy's accumulated value is the total amount
policy's               allocated to the variable investment options and the
accumulated value      fixed options, plus the amount in the loan account.

Please see Taking      We determine the value allocated to the variable
out a loan for         investment options on any business day by multiplying
information about      the number of accumulation units for each variable
loans and the loan     investment option credited to your policy on that day,
account.               by the variable investment option's unit value at the
                       end of that day. The process we use to calculate unit values for the variable investment options is described in Your investment options.

                      ---------------------------------------------------------
Monthly deductions     We deduct a monthly charge from your policy's
                       accumulated value in the investment options each
If there is not        monthly payment date.
enough accumulated
value to pay the       Unless you tell us otherwise, we deduct the monthly
monthly charge,        charge from the investment options that make up your
your policy could      policy's accumulated value, in proportion to the
lapse. The             accumulated value you have in each option. This charge
performance of the     is made up of three charges:
investment options
you choose, not        Cost of insurance
making planned         This charge covers the cost of providing you with life
premium payments,      insurance protection. Like other policy charges, we may
or taking out a        profit from the cost of insurance charge and may use
loan all affect the    these profits for any lawful purpose such as the
accumulated value      payment of distribution and administrative expenses.
of your policy.
                       We deduct a cost of insurance charge based on the cost
You'll find a          of insurance rate for your policy's initial face amount
discussion about       and for each increase you make to the face amount.
when your policy
might lapse, and       There are maximum or guaranteed cost of insurance rates
what you can do to     associated with your policy. These rates are shown in
reinstate it, later    your policy's specification pages. When the person
in this section.       insured by your policy reaches age 100, the guaranteed
                       cost of insurance rate is zero - in other words, you no longer pay any cost of insurance.

Unisex rates are       The guaranteed rates include the insurance risks
used in the state      associated with insuring one person. They are
of Montana. They       calculated using 1980 Commissioners Standard Ordinary
are also used when     Mortality Tables or the 1980 Commissioners Ordinary
a policy is owned      Mortality Table B, which are used for unisex cost of
by an employer in      insurance rates. The rates are also based on the age,
connection with        gender and risk class of the person insured by the
employment-related     policy unless unisex rates are required.
or benefit
programs.

YOUR POLICY'S ACCUMULATED VALUE

Class is determined    Our current cost of insurance rates will apply
by a number of         uniformly to all members of the same class. Any changes
factors, including     in the cost of insurance rates will apply uniformly to
the age, risk          all members of the same class. These rates generally
classification,        increase as the person's age increases, and they vary
smoking status and     with the number of years the policy has been in force.
gender (unless         Our current rates are lower than the guaranteed rates
unisex rates are       and they will not exceed the guaranteed rates in the
required) of the
person insured by      Choosing a guaranteed period
the policy, and the    Our current cost of insurance rates are not guaranteed.
policy date and        You may choose a guaranteed period during which we'll
duration.              guarantee our current cost of insurance rates.


                       If the person insured by the policy is age 65 or younger and in our standard risk class when the policy is issued, you may choose a ten-year guaranteed period. If the person insured by the policy is older than 65, or is not in our standard risk class, you may choose a five-year guaranteed period. You can only do this when the policy is issued and you cannot change the guaranteed period later.

                       If you increase the face amount, the cost of insurance rates associated with the increase will have the same five-year or ten-year guaranteed period that you chose when the policy was issued. This will be effective on the day of the increase. However, if the person insured by the policy is older than age 65 or no longer qualifies for our standard risk class on the day of the increase, you'll receive the five-year guaranteed period.

                       The guaranteed period you choose may affect the accumulated value and the initial face amount of your policy, as well as the amount of premium you can pay. The five-year guaranteed period will provide for higher guideline premium and seven-pay premium limits which, if paid, provide the potential to accrue a larger accumulated value. The ten-year guarantee period will have lower premium limits, but will provide you with improved guarantees on your cost of insurance rates. You should discuss your insurance needs and financial objectives with your registered representative to help you determine which guaranteed period works best for you.

                       There is no charge for choosing a guaranteed period.

                      ---------------------------------------------------------
If you add an          How we calculate cost of insurance
annual renewable
term or accounting     We calculate cost of insurance by multiplying the
benefit rider to       current cost of insurance rate by a discounted net
your policy, we        amount at risk at the beginning of each policy month.
will include the
face amount of the     Net amount at risk for the cost of insurance
rider in this          calculation is the difference between a discounted
calculation of cost    death benefit that would be payable if the person
of insurance.          insured by the policy died and the accumulated value of
                       your policy at the beginning of the policy month before the monthly charge is due.

                       First, we calculate the total net amount at risk for your policy in two steps:

                       . Step 1: we divide the death benefit that would be
                         payable at the beginning of the policy month by 1.002466.

                       . Step 2: we subtract your policy's accumulated value
                         at the beginning of the policy month from the amount we calculated in step 1.

                       Next, we allocate the net amount at risk in proportion to the face amount and each increase that's in force as of your monthly payment date.

                       We then multiply the amount of each allocated net amount at risk by the cost of insurance rate for each coverage. The sum of these amounts is your cost of insurance charge.

                       Administrative charge
                       We deduct a charge of $7.50 a month to help cover the costs of administering and maintaining our policies. We guarantee that this charge will not increase. When the person insured by the policy reaches age 100, the administrative charge is zero - in other words, you no longer pay any administrative charge.

                       Mortality and expense risk charge
                       Mortality risk is the chance that the people insured by policies we've issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

                       Expense risk is the chance that our actual administrative and operating expenses are more than expenses we expected.

                       The mortality and expense risk charge helps compensate us for these risks. It has two components, which are described in the following box. We guarantee this charge will not increase.

                      ---------------------------------------------------------
An example             How we calculate the mortality and expense risk charge

For a policy that      The mortality and expense risk charge has two separate
insures a male non-    charges:
smoker who is age
45 when the policy     . M&E risk face amount charge We deduct a face amount
is issued, with:         charge every month during the first 10 policy years,
                         at a rate that is based on the age of the person
.. a face amount of       insured by the policy on the policy date and on a
  $350,000               face amount component factor per $1,000 of the
                         initial face amount of your policy. The rates for the
.. accumulated value      face amount component are shown in Appendix A.
  of $30,000 after
  deducting any        If you increase the face amount, each increase will
  outstanding loan     have a corresponding face amount charge related to the
  amount.              amount of the increase. The charge is based on the age
                       and risk classification of the person insured by the
The monthly charge     policy at the time of the increase. We'll specify these
for the M&E risk       charges in a supplemental schedule of benefits at the
face amount charge     time of the increase. We'll apply each charge for 10
is:                    years from the day of the increase. If you decrease the
                       face amount, the charge will remain the same.
.. $126.00 under
  death benefit        . M&E risk asset charge We deduct a risk asset charge
  Option A and           every month at a guaranteed maximum annual rate of
  Option C               0.45% (0.0375% monthly) on the first $25,000 of your
  (($350,000 /           policy's accumulated value in the investment options
  1,000) X 0.360).       plus an annual rate of 0.05% (0.0042% monthly) of the
                         accumulated value in the investment options that
.. $181.30 under          exceeds $25,000. We may charge a lower annual rate
  death benefit          for the M&E risk asset charge. For the purposes of
  Option B               this charge, the amount of accumulated value is
  (($350,000 /           calculated on the monthly payment date before we
  1,000) X 0.518).       deduct the monthly charge, but after we deduct any
                         outstanding loan amount or allocate any new net
The monthly charge       premiums, withdrawals or loans. When the person
for the M&E risk         insured by the policy reaches age 100, the annual
asset charge is          rate is 0%--in other words, you no longer pay this
$9.58 (($25,000 x        charge.
0.0375%) plus
($5,000 x
0.0042%)).
                       Charges for optional riders
Sample rates for       If you add any riders to your policy, we add any
the M&E risk face      charges for them to your monthly charge.
amount charge
appear in
Appendix A.

YOUR POLICY'S ACCUMULATED VALUE

                      ---------------------------------------------------------
Lapsing and            Your policy will lapse if there is not enough
reinstatement          accumulated value, after subtracting any outstanding
                       loan amount, to cover the monthly charge on the day we make the deduction. Your policy's accumulated value is affected by the following:

                       . loans or withdrawals you make from your policy

                       . not making planned premium payments

                       . the performance of your investment options

                       . charges under the policy.

                       There is no guarantee that your policy will not lapse even if you pay your planned periodic premium.

                       If there is not enough accumulated value to pay the total monthly charge, we deduct the amount that's available and send you, and anyone you've assigned your policy to, a notice telling you the minimum amount you have to pay to keep your policy in force. This minimum amount is equal to three times the monthly charge that was due on the monthly payment date when there was not enough accumulated value to pay the charge.

                       We'll give you a grace period of 61 days from when we send the notice to pay the required premium. Your policy will remain in force during the grace period.

                       If you do not make the minimum payment
                       If we do not receive your payment within the grace period, your policy will lapse with no value. This means we'll end your life insurance coverage.

Remember to tell us    If you make the minimum payment
if your payment is     If we receive your payment within the grace period,
a premium payment.     we'll allocate your net premium to the investment
Otherwise, we'll       options you've chosen and deduct the monthly charge
treat it as a loan     from your investment options in proportion to the
repayment.             accumulated value you have in each option.

                       If your policy is in danger of lapsing and you have an outstanding loan amount, you may find that making the minimum payment would cause the total premiums paid to exceed the maximum amount for your policy's face amount under tax laws. In that situation, we will not accept the portion of your payment that would exceed the maximum amount. To stop your policy from lapsing, you'll have to repay a portion of your outstanding loan amount.

                       How to avoid future lapsing
                       To stop your policy from lapsing in the future, you may want to make larger or more frequent premium payments if tax laws permit it. Or if you have a loan, you may want to repay a portion of it.

                       Paying death benefit proceeds during the grace period If the person insured by the policy dies during the grace period, we'll pay death benefit proceeds to your beneficiary. We'll reduce the payment by any unpaid monthly charges and any outstanding loan amount.

                       Reinstating a lapsed policy
                       If your policy lapses, you have five years from the end of the grace period to apply for a reinstatement. We'll reinstate it if you send us the following:

                       . a written application

                       . evidence satisfactory to us that the person insured
                         by the policy is still insurable

                       . a premium payment sufficient to keep your policy in
                         force for three months after the day your policy is reinstated

                       . payment of all unpaid monthly charges that were due
                         in the grace period.

                       We'll reinstate your policy as of the first monthly payment date on or after the day we approve the reinstatement. When we reinstate your policy, its accumulated value will be the same as it was on the day your policy lapsed. We'll allocate it according to your most recent premium allocation instructions.

                       Reinstating a lapsed policy with an outstanding loan amount
                       If you had an outstanding loan amount when your policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your policy. There are special rules that apply to reinstating a policy with an outstanding loan amount:

                       . If we reinstate your policy on the first monthly
                         payment date that immediately follows the lapse, we'll also reinstate the loan amount that was outstanding the day your policy lapsed.

                       . If we reinstate your policy on any monthly payment
                         date other than the monthly payment date that immediately follows the lapse, we'll deduct the outstanding loan amount from your policy's accumulated value. This means you will no longer have an outstanding loan amount when your policy is reinstated.

YOUR INVESTMENT OPTIONS

                       This section tells you about the investment options available under your policy and how they work.


You can change your
premium allocation     We put your premium payments in our general and
instructions by        separate accounts. We own the assets in our accounts
writing or sending     and allocate your net premiums, less any charges, to
a fax. If we have      the investment options you've chosen. Amounts allocated
your completed         to the fixed options are held in our general account.
telephone and          Amounts allocated to the variable investment options
electronic             are held in our separate account.

authorization form
on file, you can       You choose your initial investment options on your
call us at 1-800-      application. If you choose more than one investment
800-7681 or submit     option, you must tell us the dollar amount or
a request              percentage you want to allocate to each option. You can
electronically         change your premium allocation instructions at any
through your           time.
appointed agent. Or
you can ask your       The investment options you choose, and how they
registered             perform, will affect your policy's accumulated value
representative to      and may affect the death benefit. Please review the
contact us.            investment options carefully and ask your registered

                    representative to help you choose the right ones for
You'll find            your goals and tolerance for risk. Make sure you
information about      understand any costs you may pay directly and
when we allocate       indirectly on your investment options because they will
net premiums to        affect the value of your policy.
your investment
options in How
premiums work.


Your policy's
accumulated value
may be allocated to
up to 20 investment
options at any one
time.


                      ---------------------------------------------------------

Variable investment
options                You can choose from 38 variable investment options.
                       Each variable investment option is set up as a variable
Variable investment    account under our separate account and invests in a
options are also       corresponding portfolio of the Pacific Select Fund or
known as variable      the M Fund. Each portfolio invests in different
accounts. These        securities and has its own investment goals, strategies
variable accounts      and risks. The value of each portfolio will fluctuate
are divisions of       with the value of the investments it holds, and returns
our separate           are not guaranteed. Your policy's accumulated value
account. We bear       will fluctuate depending on the investment options
the direct             you've chosen. You bear the investment risk of any
operating expenses     variable investment options you choose.

of our separate
account. For more      The following charts summarize the Pacific Select Fund
information about      and M Fund portfolios. You'll find detailed
how these accounts     descriptions of the portfolios in the Pacific Select
work, see About        Fund and M Fund prospectuses that accompany this
Pacific Life.          prospectus. There's no guarantee that a portfolio will
                       achieve its investment objective. You should read both
We're the              the fund prospectuses carefully before investing.
investment adviser
for the Pacific
Select Fund. We
oversee the
management of all
the fund's
portfolios, and
manage two of the
portfolios
directly. We've
retained other
portfolio managers
to manage the other
portfolios.

MFIA is the
investment adviser
for the M Fund, and
has retained other
firms to manage the
M Fund's
portfolios. MFIA
and the M Fund's
Board of Directors
oversee the
management of all
of the M Fund's
portfolios.

We are not
responsible for the
operation of the M
Fund or any of its
portfolios. We are
also not
responsible for
ensuring that the M
Fund and its
portfolios comply
with any laws that
apply.

YOUR INVESTMENT OPTIONS



PACIFIC SELECT           INVESTMENT GOAL           THE PORTFOLIO'S                        PORTFOLIO
FUND PORTFOLIO                                     MAIN INVESTMENTS                       MANAGER
Blue Chip                Long-term growth of       Equity securities of "blue chip"       A I M Capital
                         capital. (Current income  companies and related derivatives.     Management, Inc.
                         is of secondary           Blue chip companies fall within the
                         importance.)              largest 85% of publicly traded
                                                   companies listed in the U.S.

Aggressive Growth        Long-term growth of       Equity securities of small- and        A I M Capital
                         capital.                  medium-sized growth companies.         Management, Inc.

Emerging Markets         Long-term growth of       Equity securities of companies that    Alliance Capital
                         capital.                  are located in countries generally     Management L.P.
                                                   regarded as "emerging market"
                                                   countries.

Diversified Research     Long-term growth of       Equity securities of U.S. companies    Capital Guardian
                         capital.                  and securities whose principal markets Trust Company
                                                   are in the U.S.

Small-Cap Equity         Long-term growth of       Equity securities of small companies.  Capital Guardian
                         capital.                                                         Trust Company

International Large-Cap  Long-term growth of       Equity securities of large non-U.S.    Capital Guardian
                         capital.                  companies and securities whose         Trust Company
                                                   principal markets are outside of the
                                                   U.S.

I-Net Tollkeeper         Long-term growth of       Equity securities of companies which   Goldman Sachs
                         capital.                  use, support, or relate directly or    Asset Management
                                                   indirectly to use of the Internet.
                                                   Such companies include those in the
                                                   media, telecommunications, and
                                                   technology sectors.

Financial Services       Long-term growth of       Equity securities in the financial     INVESCO
                         capital.                  services sector (including             Funds Group, Inc.
                                                   derivatives). Such companies include
                                                   banks, insurance companies, brokerage
                                                   firms and other finance-related firms.

Health Sciences          Long-term growth of       Equity securities in the health        INVESCO
                         capital.                  sciences sector (including             Funds Group, Inc.
                                                   derivatives). Such companies include
                                                   medical equipment or supplies,
                                                   pharmaceuticals, health care
                                                   facilities and other health sciences-
                                                   related firms.

Technology               Long-term growth of       Equity securities in the technology    INVESCO
                         capital.                  sector (including derivatives). Such   Funds Group, Inc.
                                                   companies include biotechnology,
                                                   communications, computers,
                                                   electronics, Internet
                                                   telecommunications, networking,
                                                   robotics, video and other technology-
                                                   related firms.

Telecommunications       Long-term growth of       Equity securities in the               INVESCO
                         capital. (Current income  telecommunications sector (including   Funds Group, Inc.
                         is of secondary           derivatives). Such as companies that
                         importance.)              offer telephone service, wireless
                                                   communications, satellite
                                                   communications, television and movie
                                                   programming, broadcasting and Internet
                                                   access.

Multi-Strategy           High total return.        A mix of equity and fixed income       J.P. Morgan
                                                   securities.                            Investment
                                                                                          Management Inc.

Large-Cap Core           Long-term growth of       Equity securities of large dividend-   J.P. Morgan
 (formerly called        capital and income.       paying U.S. companies.                 Investment
 Equity Income)                                                                           Management Inc.

Strategic Value          Long-term growth of       Equity securities with the potential   Janus Capital
                         capital.                  for long-term growth of capital.       Management LLC

Growth LT                Long-term growth of       Equity securities of a large number of Janus Capital
                         capital consistent with   companies of any size.                 Management LLC
                         the preservation of
                         capital.

Focused 30               Long-term growth of       Equity securities selected for their   Janus Capital
                         capital.                  growth potential.                      Management LLC




PACIFIC SELECT         INVESTMENT GOAL            THE PORTFOLIO'S                        PORTFOLIO
FUND PORTFOLIO                                    MAIN INVESTMENTS                       MANAGER
Mid-Cap Value          Capital appreciation.      Equity securities of medium-sized U.S. Lazard Asset
                                                  companies believed to be undervalued.  Management

International Value    Long-term capital          Equity securities of relatively large  Lazard Asset
                       appreciation primarily     companies located in developed         Management
                       through investment in      countries outside of the U.S.
                       equity securities of
                       corporations domiciled in
                       countries other than the
                       U.S.

Capital Opportunities  Long-term growth of        Equity securities with the potential   MFS Investment
                       capital.                   for long-term growth of capital.       Management

Mid-Cap Growth         Long-term growth of        Equity securities of medium-sized      MFS Investment
                       capital.                   companies believed to have above-      Management
                                                  average growth potential.

Global Growth          Long-term growth of        Equity securities of any size located  MFS Investment
                       capital.                   within and outside of the U.S.         Management

Equity Index           Investment results that    Equity securities of companies that    Mercury Advisors
                       correspond to the total    are included in or representative of
                       return of common stocks    the Standard & Poor's 500 Composite
                       publicly traded in the     Stock Price Index (including
                       U.S.                       derivatives).

Small-Cap Index        Investment results that    Equity securities of small companies   Mercury Advisors
                       correspond to the total    that are included in or representative
                       return of an index of      of the Russell 2000 Index (including
                       small capitalization       derivatives).
                       companies.

Real Estate            Current income and long-   Equity securities of companies in the  Morgan Stanley
 (formerly called      term capital               U.S. real estate industry, including   Asset Management
 "REIT")               appreciation.              real estate investment trusts (REITs)
                                                  and real estate operating companies
                                                  (REOCs).

Inflation Managed      Maximize total return      Inflation-indexed bonds of varying     Pacific
                       consistent with prudent    maturities issued by the U.S. and non  Investment
                       investment management.     U.S. governments, their agencies and   Management
                                                  government sponsored enterprises, and  Company LLC
                                                  corporations, forward contracts and
                                                  derivative instruments relating to
                                                  such securities.

Managed Bond           Maximize total return      Medium and high-quality fixed income   Pacific
                       consistent with prudent    securities with varying terms to       Investment
                       investment management.     maturity and derivatives relating to   Management
                                                  such securities or related indices.    Company
                                                                                         LLC

Money Market           Current income consistent  Highest quality money market           Pacific Life
                       with preservation of       instruments believed to have limited
                       capital.                   credit risk.

High Yield Bond        High level of current      Fixed income securities with lower and Pacific Life
                       income.                    medium-quality credit ratings and
                                                  intermediate to long terms to
                                                  maturity.

Equity Income           Current income. (Capital  Equity securities of large U.S.        Putnam
                        growth is of secondary    companies with a focus on income-      Investment
                        importance.)              producing securities believed to be    Management, LLC
                                                  undervalued by the market.

Research                Long-term growth of       Equity securities of large U.S.        Putnam
                        capital.                  companies with potential for capital   Investment
                                                  appreciation.                          Management, LLC

Equity                 Capital appreciation.      Equity securities of large U.S.        Putnam
                       (Current income is of      growth-oriented companies.             Investment
                       secondary importance.)                                            Management, LLC

Aggressive Equity      Capital appreciation.      Equity securities of small and medium- Putnam
                                                  sized companies.                       Investment
                                                                                         Management, LLC

Large-Cap Value        Long-term growth of        Equity securities of large companies.  Salomon Brothers
                       capital. (Current income                                          Asset Management
                       is of secondary                                                   Inc
                       importance.)

M FUND                   THE PORTFOLIO'S              THE PORTFOLIO'S                 PORTFOLIO
PORTFOLIO                INVESTMENT GOAL              MAIN INVESTMENTS                MANAGER

Brandes International    Long-term capital            Equity securities of foreign    Brandes Investment
Equity                   appreciation.                issuers, including common       Partners, L.P.
                                                      stocks, preferred stocks and
                                                      securities that are convertible
                                                      into common stocks. Focuses on
                                                      stocks with capitalizations
                                                      of $1 billion or more

Turner Core Growth Fund  Long-term capital            Common stocks of U.S. companies Turner Investment
                         appreciation.                that the subadviser believes    Partners, Inc.
                                                      have strong earnings
                                                      growth potential.

Frontier Capital         Maximum capital              Common stock of U.S. companies  Frontier Capital
Appreciation             appreciation.                of all sizes, with emphasis on  Management Company,
                                                      stocks of companies with        Inc.
                                                      capitalizations that are
                                                      consistent with the
                                                      capitalizations of those
                                                      companies found in the Russell
                                                      2500.

Clifton Enhanced U.S.    Above-market total return.   Futures contracts on the        The Clifton Group
Equity                                                Standard & Poor's 500 Composite
                                                      Stock Price Index (the "S&P
                                                      500" or the "Index") to have a
                                                      100% exposure to the S&P 500 to
                                                      try to earn a return equal
                                                      to that of the Index.

Business Opportunity     Long-term capital            Equity securities of U.S.       Iridian Asset
Value Fund               appreciation.                issuers in the large-to-medium- Management LLC
                                                      capitalization segment of
                                                      the U.S. stock market.

An example             Calculating unit values
You ask us to          When you choose a variable investment option, we credit
allocate $6,000 to     your policy with accumulation units. The number of
the Inflation          units we credit equals the amount we've allocated
Managed investment     divided by the unit value of the variable account.
option on a            Similarly, the number of accumulation units in your
business day. At       policy will be reduced when you make a transfer,
the end of that        withdrawal or loan from a variable investment option,
day, the unit value    and when your monthly charges are deducted.
of the variable
account is $15.        The value of an accumulation unit is the basis for all
We'll credit your      financial transactions relating to the variable
policy with 400        investment options. We calculate the unit value for
units ($6,000          each variable account once every business day, usually
divided by $15).       at or about 4:00 p.m. Eastern time.

The value of an        Generally, for any transaction, we'll use the next unit
accumulation unit      value calculated after we receive your written request.
is not the same as     If we receive your written request before 4:00 p.m.
the value of a         Eastern time, we'll use the unit value calculated as of
share in the           the end of that business day. If we receive your
underlying             request on or after 4:00 p.m. Eastern time, we'll use
portfolio.             the unit value calculated as of the end of the next
                       business day.
For information
about timing of        If a scheduled transaction falls on a day that is not a
transactions, see      business day, we'll process it as of the end of the
M's Versatile          next business day. For your monthly charge, we'll use
Product basics.        the unit value calculated on your monthly payment date.
                       If your monthly payment date does not fall on a business day, we'll use the unit value calculated as of the end of the next business day.

                       The unit value calculation is based on the following:
                       . the investment performance of the underlying
                         portfolio
                       . any dividends or distributions paid by the underlying
                         portfolio
                       . any charges for any taxes that are, or may become,
                         associated with the operation of the variable account.

                       The unit value of a variable account will change with the value of its corresponding Pacific Select Fund or M Fund portfolio. Changes in the unit value of a variable account will not change the number of accumulation units credited to your policy.

YOUR INVESTMENT OPTIONS

                       A look at performance
                       Performance information may appear in advertisements, sales literature, or reports to policy owners or prospective buyers.

                       Information about the performance of any variable account of the separate account reflects only the performance of a hypothetical policy. The calculations are based on allocating the hypothetical policy's accumulated value to the variable account during a particular time period.

                       Performance information is no guarantee of how a variable account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the fund in which the variable account invests, and the market conditions during the period of time that's shown.

                       We may show performance information in any way that's allowed under the law that applies to it. This may include presenting a change in accumulated value due to the performance of one or more variable accounts, or as a change in a policy owner's death benefit.

                       We may show performance as a change in accumulated value over time or in terms of the average annual compounded rate of return on accumulated value. This would be based on allocating premium payments for a hypothetical policy to a particular variable account over certain periods of time, including one year, or from the day the variable account started operating. If a portfolio has existed for longer than its corresponding variable account, we may also show the hypothetical returns that the variable account would have achieved had it invested in the portfolio from the day the portfolio started operating.

                       Performance may reflect the deduction of all policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different death benefit options will result in different expenses for the cost of insurance, and the varying expenses will result in different accumulated values.

                       Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the policy is surrendered and do not reflect any deduction of the surrender charge.

                       In our advertisements, sales literature and reports to policy owners, we may compare performance information for a variable account to:

                       . other variable life separate accounts, mutual funds,
                         or investment products tracked by research firms, ratings services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria

                       . the Consumer Price Index, to assess the real rate of
                         return from buying a policy by taking inflation into consideration.

                       Reports and promotional literature may also contain our rating or a rating of our claims-paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                       Fees and expenses paid by the Pacific Select Fund and
                       the M Fund
You'll find more       The Pacific Select Fund and the M Fund pay advisory
about Pacific          fees and other expenses. These are deducted from the
Select Fund fees       assets of each fund's portfolios and may vary from year
and expenses in An     to year. They are not fixed and are not part of the
overview of M's        terms of your policy. If you choose a variable
Versatile Product.     investment option, these fees and expenses affect you
                       indirectly because they reduce portfolio returns. The
You'll find more       Pacific Select Fund is governed by its own Board of
about M Fund fees      Trustees. The M Fund is governed by its own Board of
and expenses in An     Directors.
overview of M's
Versatile Product.

                      ---------------------------------------------------------
Fixed options          You can also choose from two fixed options: the Fixed
                       account and the Fixed LT account. The fixed options
The fixed options      provide a guaranteed minimum annual rate of interest.
are not securities,    The amounts allocated to the fixed options are held in
so they do not fall    our general account.
under any
securities act. For    Here are some things you need to know about the fixed
this reason, the       options:
SEC has not
reviewed the           . Accumulated value allocated to the fixed options
disclosure in this       earns interest on a daily basis, using a 365-day
prospectus about         year. Our minimum annual interest rate is 3%.
these options.
However, other         . We may offer a higher annual interest rate on the
federal securities       fixed options. If we do, we'll guarantee the higher
laws may apply to        rate for one year.
the accuracy and
completeness of the    . There are no investment risks.
disclosure about
these options.         . There are limitations on when and how much you can
                         transfer from the fixed options. These limitations
For more                 are described below, in Transferring among investment
information about        options.
the general

account, see About
Pacific Life.          . We may place a limit of $1,000,000 on amounts
                         allocated to the Fixed LT account in any 12-month period. This includes allocations of net premium, transfers, and loan repayments for all Pacific Life policies you own. Any allocations in excess of $1,000,000 will be allocated to your other investment options according to your most recent instructions. We may increase the $1,000,000 limit at any time at our sole discretion. To find out if a higher limit is in effect, contact us.

YOUR INVESTMENT OPTIONS


                      ---------------------------------------------------------
Transferring among     You can transfer among your investment options any time
investment options     during the life of your policy without triggering any
                       current income tax. You can make transfers by writing
If your state          to us, by making a telephone or electronic transfer, or
requires us to         by signing up for one of our automatic transfer
refund your            programs. You'll find more information about making
premiums when you      telephone and electronic transfers in M's Versatile
exercise your right    Product basics.
to cancel, you can
make transfers and     Transfers will normally be effective as of the end of
use transfer           the business day we receive your written, telephone or
programs only after    electronic request.
the free look
transfer date. For     Here are some things you need to know about making
more information,      transfers:
please see M's
Versatile Product      . Your policy's accumulated value may be invested in up
basics.                  to 20 investment options at one time.

If you live in         . If you're making transfers between variable
Connecticut,             investment options, there is no minimum amount
Georgia, Maryland,       required and you can make as many transfers as you
North Carolina,          like.
North Dakota, or
Pennsylvania, you      . You can make transfers from the variable investment
can make transfers       options to the fixed options only in the policy month
to the fixed             right before each policy anniversary.

options any time
during the first 18    . You can only make one transfer in any 12-month period
months of your           from each fixed option, except if you've signed up
policy.                  for the first year transfer program. Such transfers
                         are limited to:
We reserve the
right, in our sole      . $5,000 or 25% of your policy's accumulated value in
discretion, to            the Fixed account
waive the transfer
restrictions on the     . $5,000 or 10% of your policy's accumulated value in
fixed options.            the Fixed LT account.
Please contact us
or your registered     . The restrictions for transfers from the Fixed LT
representative to        account are temporarily waived during the first
find out if a            policy year. You will be permitted to transfer any
waiver is currently      amount out of the Fixed LT account at any time during
in effect.               the first twelve policy months. We reserve the right
                         to discontinue this waiver at any time. However, if
You'll find more         the waiver is in effect on the date you sign the
about the first          application for your policy, the waiver on transfer
year transfer            restrictions will remain in effect for your first
program later in         policy year.

this section.
                       . Currently, there is no charge for making a transfer
                         but we may charge you in the future.

                       . There is no minimum required value for the investment
                         option you're transferring to or from.

                       . You cannot make a transfer if your policy is in the
                         grace period and is in danger of lapsing.

                       . We can restrict or suspend transfers.

                       . We may choose to impose limits on transfer amounts,
                         the value of the investment options you're transferring to or from, or the number and frequency of transfers you can make.

                      ---------------------------------------------------------
Transfer programs      We offer three programs that allow you to make
                       automatic transfers of accumulated value from one investment option to another. Under the dollar cost averaging and portfolio rebalancing programs, you can transfer among the variable investment options. Under the first year transfer program, you can make transfers from the Fixed account to the Fixed LT account and the variable investment options.

Since the value of     Dollar cost averaging program
accumulation units     Our dollar cost averaging program allows you to make
can change, more       scheduled transfers of $50 or more between variable
units are credited     investment options without paying a transfer fee. It
for a scheduled        does not allow you to make transfers to or from either
transfer when unit     of the fixed options. Here's how the program works:
values are lower,
and fewer units        . You can set up this program at any time while your
when unit values         policy is in force.
are higher. This       . You need to complete a request form to enroll in the
allows you to            program. You may enroll by telephone or
average the cost of      electronically if you have a completed telephone and
investments over         electronic authorization form on file.
time. Investing        . You must have at least $5,000 in a variable
this way does not        investment option to start the program.
guarantee profits      . We'll automatically transfer accumulated value from
or prevent losses.       one variable investment option to one or more of the
                         other variable investment options you've selected.
                       . We'll process transfers as of the end of the business
                         day on your policy's monthly, quarterly, semi-annual
                         or annual anniversary, depending on the interval you've chosen. We will not make the first transfer until after the free look transfer date in states that require us to return your premiums if you exercise your right to cancel your policy.
                       . We will not charge you for the dollar cost averaging
                         program or for transfers made under this program, even if we decide to charge you in the future for transfers outside of the program, except if we have to by law.
                       . We have the right to discontinue, modify or suspend
                         the program at any time.
                       . We'll keep making transfers at the intervals you've
                         chosen until one of the following happens:
                         . the total amount you've asked us to transfer has
                           been transferred
                         . there is no more accumulated value in the
                           investment option you're transferring from
                         . your policy enters the grace period and is in
                           danger of lapsing
                         . you tell us in writing to cancel the program
                         . we discontinue the program.

Because the            Portfolio rebalancing program
portfolio              As the value of the underlying portfolios changes, the
rebalancing program    value of the allocations to the variable investment
matches your           options will also change. The portfolio rebalancing
original percentage    program automatically transfers your policy's
allocations, we may    accumulated value among the variable investment options
transfer money from    according to your original percentage allocations.
an investment
option with            Here's how the program works:
relatively higher      . You can set up this program at any time while your
returns to one with      policy is in force.
relatively lower       . You enroll in the program by sending us a written
returns.                 signed request or a completed automatic rebalancing
                         form. You may enroll by telephone or electronically if you have a completed telephone and electronic authorization form on file.
                       . Your first rebalancing will take place on the monthly
                         payment date you choose. You choose whether we should make transfers quarterly, semi-annually or annually, based on your policy date.

YOUR INVESTMENT OPTIONS

                       . If you cancel this program, you must wait 30 days to
                         begin it again.
                       . You cannot use this program if you're already using
                         the dollar cost averaging program.
                       . We do not currently charge for the portfolio
                         rebalancing program or for transfers made under this program.
                       . We can discontinue, suspend or change the program at
                         any time.

This program allows    First year transfer program
you to average the     Our first year transfer program allows you to make
cost of investments    monthly transfers during the first policy year from the
over your first        Fixed account to the variable investment options or the
policy year.           Fixed LT account. It does not allow you to transfer
Investing this way     among variable investment options.
does not guarantee
profits or prevent     Here's how the program works:
losses.                . You enroll in the program when you apply for your
                         policy.
                       . You choose a regular amount to be transferred every
                         month for 12 months.
                       . We make the first transfer on the day we allocate
                         your first premium to the investment options you've chosen. Each transfer will be made on the same day every month.
                       . If you sign up for this program, we'll waive the
                         usual transfer limit for the Fixed account during the first policy year.
                       . If we make the last transfer during the second policy
                         year, we will not count it toward the usual one transfer per year limit for the Fixed account.
                       . If the accumulated value in the Fixed account is less
                         than the amount to be transferred, we'll transfer the balance and then cancel the program.
                       . If there is accumulated value remaining in the Fixed
                         account at the end of the program, our usual rules for the fixed account will apply.
                       . We do not currently charge for the first year
                         transfer program or for transfers made under this program.

WITHDRAWALS, SURRENDERS AND LOANS

Making a               You can take out all or part of your policy's
withdrawal, taking     accumulated value while your policy is in force by
out a loan or          making withdrawals or surrendering your policy. You can
surrendering your      take out a loan from us using your policy as security.
policy can change      You can also use your policy's loan and withdrawal
your policy's tax      features to supplement your income, for example, during
status, generate       retirement.
taxable income, or
make your policy
more susceptible to
lapsing. Be sure to
plan carefully
before using these
policy benefits.

If you withdraw a
larger amount than
you've paid into
your policy, your
withdrawal may be
considered taxable
income.

For more
information, see
Variable life
insurance and your
taxes.

                      ---------------------------------------------------------
Making withdrawals     You can withdraw part of your policy's net cash
                       surrender value starting on your policy's first
You can choose to      anniversary. Here's how it works:
receive your
withdrawal in a        . You must send us a written request that's signed by
lump sum or use it       all owners.
to buy an income       . Each withdrawal must be at least $200, and the net
benefit. Please see      cash surrender value of your policy after the
the discussion           withdrawal must be at least $500.
about income           . If your policy has an outstanding loan amount, the
benefits in General      maximum withdrawal you can take is the amount, if
information about        any, by which the cash surrender value just before
your policy.             the withdrawal exceeds the outstanding loan amount
                         divided by 90%.
We will not accept     . We'll charge you $25 for each withdrawal you make.
your request to        . If you do not tell us which investment options to
make a withdrawal        take the withdrawal from, we'll deduct the withdrawal
if it will cause         and the withdrawal charge from all of your investment
your policy to           options in proportion to the accumulated value you
become a modified        have in each option.
endowment contract,    . The accumulated value, cash surrender value and net
unless you've told       cash surrender value of your policy will be reduced
us in writing that       by the amount of each withdrawal.
you want your          . If the person insured under the policy dies after
policy to become a       you've sent a withdrawal request to us, but before
modified endowment       we've made the withdrawal, we'll deduct the amount of
contract.                the withdrawal from any death benefit proceeds owing.

                       How withdrawals affect your policy's death benefit Making a withdrawal will affect your policy's death benefit in the following ways:

                       . if your policy's death benefit does not equal the
                         guideline minimum death benefit, the death benefit will decrease by the amount of your withdrawal.
                       . if your policy's death benefit equals the guideline
                         minimum death benefit, the death benefit may decrease by more than the amount of your withdrawal.

                       How withdrawals affect your policy's face amount
                       If you've chosen death benefit Option B or Option C, making a withdrawal does not reduce your policy's face amount.

                       If you've chosen death benefit Option A, a withdrawal may reduce your face amount. You can make one withdrawal during each of the first 15 policy years of up to 10% of the total premium payments you've made without reducing your policy's face amount. If you withdraw a larger amount, or make additional withdrawals, the face amount will be reduced by the amount, if any, by which the face amount exceeds the death benefit immediately before the withdrawal, minus the amount of the withdrawal.

WITHDRAWALS, SURRENDERS AND LOANS

                      ---------------------------------------------------------
Taking out a loan      You can borrow money from us any time while your policy
                       is in force either by sending us a request in writing,
The amount in the      over the telephone or electronically. You'll find more
loan account, plus     information about requesting a loan by telephone or
any interest you       electronically in M's Versatile Product basics.
owe, is referred to
throughout this        When you borrow money from us, we use your policy's
prospectus as your     accumulated value as security. You pay interest on the
outstanding loan       amount you borrow. The accumulated value set aside to
amount. Your policy    secure your loan also earns interest. Here's how it
refers to this         works:
amount as policy
debt.                  . To secure the loan, we transfer an amount equal to
                         the amount you're borrowing from your accumulated
Taking out a loan        value in the investment options to the loan account.
will affect the          We'll transfer this amount from your investment
growth of your           options in proportion to the accumulated value you
policy's                 have in each option, unless you tell us otherwise.
accumulated value,     . Interest owing on the amount you've borrowed accrues
and may affect the       daily at an annual rate of 3.25%. Interest that has
death benefit.           accrued during the policy year is due on your policy
                         anniversary. If you do not pay the interest when it's
                         due, we'll add it to the amount of your loan and
An example               begin accruing interest on it from the day it was
For a policy in          due. We'll also transfer an amount equal to the
policy year 5 with:      interest that was due, from your policy's accumulated
.. accumulated value      value to the loan account. We'll transfer this amount
  of $100,000            from your investment options in proportion to the
.. an outstanding         accumulated value you have in each option, unless you
  loan amount of         tell us otherwise.
  $60,000              . The amount in the loan account earns interest daily
.. a most recent          at an annual rate of at least 3.0%. On your policy
  monthly charge of      anniversary, we transfer the interest that's been
  $225                   credited to the loan account proportionately to your
                         investment options according to your most recent
The maximum amount       allocation instructions.
you can borrow is
the greater of:        . We currently intend to credit interest on the amount
                         in the loan account at an annual rate of 3.25% in
$25,500 ((90% X          policy year 6 and thereafter. We can decrease the
($100,000 -              rate credited if we believe the change is needed to
$5,000)) - $60,000)      ensure that your policy loan is not treated as a
                         taxable distribution under federal income tax laws,
or                       or any applicable ruling, regulation, or court
                         decision. We will not decrease the annual rate to
$32,076.51               less than 3.0% on the amount in the loan account.
(a X (b / c)) - d,
where:                 How much you can borrow
a = $92,300            The minimum amount you can borrow is $200, unless there
    ($100,000 -        are other restrictions in your state. You can borrow up
    $5,000 - ($12 X    to the larger of the following amounts:
    $225))             . 90% of the accumulated value in the investment
b = 1.03                 options, less any surrender charges that would apply
c = 1.0325               if you surrendered your policy on the day you took
d = $60,000              out the loan.
                       . the result of a X (b / c) - d, where:
                         a = the accumulated value of your policy less any
                             surrender charges that would have applied if you surrendered your policy on the day you took out the loan, and less 12 times the most recent monthly charge
                         b = 1.03
                         c = 1.0325
                         d = any outstanding loan amount.

                       Paying off your loan
                       You can pay off all or part of the loan any time while your policy is in force. Unless you tell us otherwise, we'll generally transfer any loan payments you make proportionately to your investment options according to your most recent allocation instructions. We may, however, first transfer any loan payments you make to the fixed options, up to the amount originally transferred from the fixed options to the loan account. We'll then transfer any excess amount to your variable investment options according to your most recent allocation instructions.

                       While you have an outstanding loan, we'll treat any money you send us as a loan payment unless you tell us otherwise in writing.

Your outstanding       What happens if you do not pay off your loan
loan amount could      If you do not pay off your loan, we'll deduct the
result in taxable      amount in the loan account, including any interest you
income if you          owe, from one of the following:
surrender your
policy, if your        . the death benefit proceeds before we pay them to your
policy lapses, or        beneficiary
if your policy is a    . the cash surrender value if you surrender your policy
modified endowment     . the amount we refund if you exercise your right to
contract. You            cancel.
should talk to your
tax advisor before     Taking out a loan, whether or not you repay it, will
taking out a loan      have a permanent effect on the value of your policy.
under your policy.     For example, while your policy's accumulated value is
See Taking out a       held in the loan account, it will miss out on the
loan in Variable       potential earnings available through the variable
life insurance and     investment options. The amount of interest you earn on
your taxes.            the loan account may be less than the amount of
                       interest you would have earned from the fixed options.
                       These could lower your policy's accumulated value, which could reduce the amount of the death benefit.

                       When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your outstanding loan amount, there is not enough accumulated value in your policy to cover the policy charges, your policy could lapse. You may need to make additional premium payments or loan repayments to prevent your policy from lapsing.

                      ---------------------------------------------------------
Ways to use your       You can use your policy's loan and withdrawal features
policy's loan and      to supplement your income, for example, during
withdrawal features    retirement.

If you're              Using your policy to supplement your income does not
interested in using    change your rights or our obligations under the policy.
your life insurance    The terms for loans and withdrawals described in this
policy to              prospectus remain the same.
supplement your
retirement income,     Here are some things you should consider when setting
please contact us      up an income stream:
for more
information.           . the rate of return you expect to earn on your
                         investment options
We can provide you     . how long you would like to receive regular income
with illustrations     . the amount of accumulated value you want to maintain
that give you            in your policy.
examples of how
this could affect      Understanding the risks
the accumulated        Setting up an income stream may not be suitable for all
value, net cash        policy owners. It's important to understand the risks
surrender value and    that are involved in using your policy's loan and
death benefit of       withdrawal features.
your policy based
on different           You must always leave enough accumulated value in your
hypothetical gross     policy to help ensure your policy will continue to
rates of return. We    qualify as life insurance and will not lapse. Your
will not use a         policy will lapse if there is not enough accumulated
higher rate than       value, after subtracting any outstanding loan amount,
12%, and will          to cover the monthly charge on the day we make the
always compare it      deduction and the grace period expires. If your policy
with a rate of 0%      lapses, we'll end your life insurance coverage.
based on guaranteed
insurance costs.       There are also charges associated with reinstating a
                       lapsed policy.
The hypothetical
rates of return are    You should consult with your financial adviser and
illustrative of        carefully consider how much you can withdraw and borrow
past or future         from your policy each year to set up your income
results. Policy        stream.
values and benefits
would be different     Remember that the performance of your investment
from those shown in    options also affects your policy's accumulated value.
the illustrations      Poor performance can increase the danger of your policy
if:                    lapsing. And as the cost of insurance generally
                       increases with the age of the person insured by the
.. the gross annual     policy, this can also reduce the accumulated value.
  rates of return
  are different
  from the
  hypothetical
  rates
.. premiums were not
  paid as
  illustrated
.. loan interest was
  paid when due.

WITHDRAWALS, SURRENDERS AND LOANS

You can also ask       In addition, you should carefully review the policy
for accompanying       statements we send you. Your statements will allow you
charts and graphs      to monitor your policy's accumulated value, less your
that compare           outstanding loan amount, to ensure your policy can
results from           continue to support the income stream you have chosen.
various retirement
strategies.            If your policy lapses or you surrender your policy
                       after you have taken out a loan, you could face
You can ask your       significant income tax liability in the year of the
registered             lapse or surrender. Any outstanding loan amount will
representative for     automatically be repaid when your policy lapses or you
illustrations          surrender your policy. You could be taxed to the extent
showing how policy     that the net surrender value plus the outstanding loan
charges may affect     amount repaid exceeds the cost basis of your policy.
existing
accumulated value      Interest on a loan is due to us on each policy
and how future         anniversary. If we do not receive the interest when
withdrawals and        due, we'll add it to the outstanding loan amount and
loans may affect       begin accruing interest on it from the day it was due.
the accumulated        This has a compounding effect and can add to your
value and death        income tax liability.
benefit.
                       If the person insured by the policy dies, we'll deduct
Tax issues are         any outstanding loan amount from the death benefit.
described in detail    This means the death benefit proceeds will be less than
in Variable            the death benefit and may be less than the face amount.
insurance and your
taxes.

                      ---------------------------------------------------------

Automated income       Our automated income option ("AIO") program allows you
option                 to make scheduled withdrawals or loans. Your policy is
                       eligible after the 7th policy anniversary. To begin the
Withdrawals and        program, you must have a minimum net cash surrender
loans may reduce       value of $50,000, and your policy must not qualify as a
policy values and      modified endowment contract.
benefits. They may
also increase your     You request participation in the AIO program and
risk of lapse. In      specify your AIO preferences by sending us an AIO
order to minimize      request form. If you wish to do so, contact your
the risk of lapse,     registered representative for an AIO request form.
you should not take
additional loans or    There is no fee to participate in the AIO program. The
withdrawals while      $25 fee for withdrawals under the AIO program is
you are in the AIO     currently waived.
program.


                    Here's how the program works:
Distributions under
the AIO program may    . You can set up the income stream from your policy on
result in tax            either a monthly or annual basis. Each scheduled
liability. Please        income payment must be at least $500 if you choose to
consult your tax         receive monthly payments, or $1,000 if you choose
advisor.                 annual payments.


For more               . You may choose to receive either a fixed amount of
information, see         income or an amount based on a fixed duration.
Withdrawals,             Depending upon your objectives, you may wish to
Surrenders and           reduce your face amount or change your policy's death
Loans and Variable       benefit option in order to maximize your income.
life insurance and
your taxes.            . You choose the scheduled income payment date. You may
                         elect to have your income payments sent either by check or by electronic deposit to a bank account. The effective date of the withdrawal or loan will be the business day before any income payment date.


                       . If the scheduled income payment date falls on a
                         weekend or holiday, the actual income payment date will be the business day before the scheduled income payment date.


                       . The withdrawal or loan will be taken from your
                         policy's investment options in proportion to the accumulated value in each option.

Over time, your        Upon our receipt of your AIO request form, we will run
policy's actual        a hypothetical illustration to determine if your
performance, and       request can be fulfilled, or if any adjustments will be
perhaps your use of    necessary. We use the illustration to test your policy
the policy's           for the minimum net cash surrender value requirement.
options, are likely    Your policy must continue to have an illustrated net
to vary from the       cash surrender value at the maturity date sufficient to
assumptions used in    meet the minimum accumulated value required to allow
the illustrations.     for payment of policy charges, including policy loan
Changes in your        interest.
policy's investment
option allocations     Illustrations generally will be run at an annual gross
can impact your        earnings rate chosen by you, not to exceed 10%. No
future values and      earnings rate used is a guarantee or indication of
income you receive.    actual earnings.
Your policy may
also be more           We will complete an AIO agreement form, and send it and
susceptible to         the illustration to your registered representative for
lapse.                 delivery to you. The AIO agreement form will confirm
                       your income payment amount, frequency and duration, and
You are responsible    will also confirm your policy's cost basis and other
to monitor your        information about your elections under the AIO program.
policy's
accumulated value      Unless you request otherwise, distributions under the
to ensure your         AIO program will be taken first as withdrawals if not
policy is not in       taxable, then they will be taken as loans.
danger of lapsing.
You may need to        Payments under the AIO program will begin as scheduled
make additional        once we receive your signed AIO agreement form. We will
premium payments or    send you a letter confirming the date and amount of the
loan repayments to     first income payment.
prevent your policy
from lapsing.          The income payments will usually remain constant during
                       each income period, unless there is insufficient net
You will not           cash surrender value to make a payment. The duration of
receive a notice to    each income period is one year, except that the first
remind you of your     income period may differ depending on the following:
scheduled premium
payments while you     . If the AIO program start date is six months or more
are in the AIO           from your next policy anniversary, the income period
program.                 will end on the next policy anniversary. In this
                         case, the first income period will last at least six months, but not more than one year.


                       . If the AIO program start date is less than six months
                         from your next policy anniversary, the income period will extend to the following policy anniversary. In this case, the first income period will last at least one year, but not more than 18 months.


There is no charge     After the first income period, and each year you remain
for illustrations      in the AIO program, we will run an illustration after
we run in              each policy anniversary. This illustration will
connection with the    generally be run at a rate chosen by you, not to exceed
AIO program. They      a gross annual rate of 10%. Your policy must continue
do not count toward    to have an illustrated net cash surrender value at the
your one free          maturity date sufficient to meet the minimum
illustration per       accumulated value required to allow for payment of
year.                  policy charges, including policy loan interest.


                       We will send you a letter and the illustration to notify you of any changes in your income payment amount or duration. The new income payment amount will be effective on the income payment date following the previous income period.


                       You may discontinue participation in the AIO program at any time by sending a written notice to us.

WITHDRAWALS, SURRENDERS AND LOANS


                      ---------------------------------------------------------
Surrendering your      You can surrender or cash in your policy at any time
policy                 while the person insured by the policy is still living.
                       Your policy's cash surrender value is its accumulated
You can choose to      value less any surrender charge that applies. The net
receive your money     cash surrender value equals your policy's cash
in a lump sum or       surrender value after deducting any outstanding loan
use it to buy an       amount.
income benefit.
Please see the         Here are some things you need to know about
discussion about       surrendering your policy:
income benefits in
General information    . You must send us your policy and a written request.
about your policy.
                       . We'll send you the policy's net cash surrender value.
If you increase          If you surrender your policy during the first 10
your policy's face       policy years, we'll deduct a surrender charge that
amount, we'll send       helps cover our costs for underwriting, issuing and
you a supplemental       distributing our policies.
schedule of
benefits that          . Your policy's surrender charge is based on the
shows the                initial face amount of your policy. The surrender
surrender charge         charge is calculated at a rate that is based on the
associated with          age and risk class of the person insured by the
the increase.            policy, and each $1,000 of initial face amount.

                       . There's no surrender charge on the initial face
                         amount after 10 policy years.
                       . We guarantee the surrender charge rates will not
                         increase.

                       . If you increase your policy's face amount, each
                         increase has a surrender charge based on the amount of the increase and the age and risk classification of the person insured by the policy, for 10 years.

                       . If you decrease the face amount, the decrease will
                         not affect your policy's surrender charge or maximum surrender charge.

                      ---------------------------------------------------------
Sample rates for       How we calculate the surrender charge
the surrender          The surrender charge is assessed against your policy's
charge appear in       accumulated value. They are based on the age and risk
Appendix B.            class of the person insured by the policy, as well as
                       the death benefit option you choose, for each $1,000 of
An example             the initial face amount of your policy.
For a policy:
                       The amount of the surrender charge does not change
.. that insures a       during the first policy month. We reduce the charge by
  male non-smoker      0.8403% each month until it reaches zero at the end of
  who is age 45        10 policy years.
  when the policy
  is issued            The maximum surrender charge on the initial face amount
.. with an initial      of your policy will never be more than $6.00 per $1,000
  face amount of       of initial face amount.
  $350,000.

For death benefit
Option A and
Option C, the
surrender charge
is:

.. $724.50 at issue
  (($350,000 /
  $1,000) X 2.07)
.. $219.19 at the
  end of the
  seventh policy
  year ($724.50 -
  ($724.50 X .8403%
  X 83 months))

For death benefit
Option B, the
surrender charge
is:

.. $1,029.00 at
  issue (($350,000
  / $1,000) X 2.94)
.. $311.32 at the
  end of the
  seventh policy
  year ($1,029.00 -
  ($1,029.00 X
  .8403% X 83
  months))

                      ---------------------------------------------------------

Policy restoration     You may request to restore a policy you surrender if
                       the person insured by the policy is still living.
                       Here's how it works:


                       . We must receive your request to restore the policy
                         along with the full amount of the surrender proceeds within 30 days from the original date of the surrender. We will not require evidence of insurability.


                       . If we assessed a surrender charge when you
                         surrendered your policy, we will add the value of the charge to the surrender proceeds we receive from you.


                       . The surrender proceeds and any refunded surrender
                         charge will be placed into the Fixed account as of the original date of the surrender. We will calculate and pay interest on this amount from the date of surrender to the date we process your restoration request.


                       . On the date we process your restoration request, we
                         will transfer your accumulated value in the Fixed account to the investment options you choose according to your most recent premium allocation instructions.


                       . If you had an outstanding loan amount when you
                         surrendered your policy, we will reinstate the loan amount that was outstanding the day you surrendered your policy.


                       . Once we have restored the policy, we will send you a
                         written confirmation.


                       We will not restore a policy that has been surrendered for an income benefit.

GENERAL INFORMATION ABOUT YOUR POLICY

                       This section tells you some additional things you should know about your policy.

                      ---------------------------------------------------------
Income benefit         If you surrender or make a withdrawal from your policy,
                       you can use the money to buy an income benefit that provides a monthly income. Your policy's beneficiary can use death benefit proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

                       The following is one income benefit available under the M's Versatile Product policy:

                       . The income benefit is based on the life of the person
                         receiving the income. If the policy owner is buying the income benefit, monthly income will be based on the owner's life. If the policy's beneficiary buys the income benefit, monthly income will be based on the beneficiary's life.
                       . We'll pay a monthly income for at least 10 years
                         regardless of whether the person receiving the income is still alive.
                       . After 10 years, we'll only pay the monthly income for
                         as long as the person receiving it is still alive.
                       . The minimum monthly income benefit calculated must be
                         at least $100.
                       . For this income benefit, the amount you receive will
                         always be at least as much as the amount guaranteed by your policy.

                      ---------------------------------------------------------
Substituting the       Starting on your policy's first anniversary, you can
person insured by      apply to substitute the person insured by your policy.
your policy            You must apply in writing and we must receive
                       satisfactory evidence of insurability of the new person
If you substitute      to be insured by the policy. You can only add riders on
the person insured     the new person insured by the policy if we approve the
by the policy,         addition of the riders.
we'll send you a
revised schedule of    The substitution will become effective on the first
benefits.              monthly payment date after we approve your request. We
                       may have to adjust the face amount, accumulated value, surrender charge and policy charges to reflect the substitution.

                       We can refuse your request to substitute if, among other reasons:

                       . we would be required to end the policy in order to
                         comply with new guideline premium limits under tax law
                       . we would be required to make distributions from your
                         policy's accumulated value that are greater than the net cash surrender value.

                      ---------------------------------------------------------
Paying the death       If the person insured by the policy, whether sane or
benefit in the case    insane, commits suicide within two years of the policy
of suicide             date, death benefit proceeds will be the total of all
                       premiums you've paid, less any outstanding loan amount and any withdrawals you've made.

                       If you've substituted the person insured by the policy and that person, whether sane or insane, commits suicide within two years of the day the substitution was made, we'll calculate death benefit proceeds differently. Proceeds will be limited to the net cash surrender value of your policy as of the day the substitution was made, less any increase in any outstanding loan amount, any withdrawals you've made, and any dividends we've paid in cash, since the day the substitution was made.

                      ---------------------------------------------------------
Replacement of life    The term replacement has a special meaning in the life
insurance or           insurance industry. Before you make a decision to buy,
annuities              we want you to understand what impact a replacement may
                       have on your existing insurance policy.

                       A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

                       . lapsed, forfeited, surrendered or partially
                         surrendered, assigned to the replacing insurer, or otherwise terminated
                       . converted to reduced paid-up insurance, continued as
                         extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values
                       . amended to effect either a reduction in benefits or
                         in the term for which coverage would otherwise remain in force or for which benefits would be paid
                       . reissued with any reduction in cash value, or . pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

                       There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

                      ---------------------------------------------------------
Errors on your         If the age or gender of the person insured by your
application            policy is stated incorrectly on your application, the
                       death benefit under your policy will be the greater of
If unisex cost of      the following:
insurance rates
apply to your          . the amount of death benefit that would be purchased
policy, we will not      by the most recent cost of insurance charge for the
adjust the face          correct age and gender or
amount if we           . the guideline minimum death benefit for the correct
discover that            age and gender.
gender has been
stated incorrectly     We'll adjust the accumulated value by recalculating all
on your                previous cost of insurance charges and other monthly
application.           deductions based on the correct age and gender.

GENERAL INFORMATION ABOUT YOUR POLICY

                      ---------------------------------------------------------
Contesting             We have the right to contest the validity of your
the validity           policy for two years from the policy date. Once your
of your                policy has been in force for two years from the policy
policy                 date during the lifetime of the person insured by the
                       policy, we generally lose the right to contest its validity.

                       We also have the right to contest the validity of a policy that you reinstate for two years from the day that it was reinstated. Once your reinstated policy has been in force for two years from the reinstatement date during the lifetime of the person insured by the policy, we generally lose the right to contest its validity. During this period, we may contest your policy only if there is a material misrepresentation on your application for reinstatement.

                       We have the right to contest the validity of an increase in the face amount of a policy for two years from the day the increase becomes effective. Once the increased face amount has been in force for two years during the lifetime of the person insured by the policy, we generally lose the right to contest its validity.

                       We also have the right to contest the validity of a policy if there has been a substitution to the person insured by the policy. We can contest a policy's validity for two years from the day the substitution becomes effective. Once the substitution has been in force for two years during the lifetime of the person insured by the policy, we generally lose the right to contest its validity.

                       Regardless of the above, we can contest the validity of your policy for failure to pay premiums at any time. The policy will terminate upon successful contest with respect to the person insured by the policy.

                      ---------------------------------------------------------
Assigning your         You can assign your policy as collateral to secure a
policy as              loan, mortgage, or other kind of debt. Here's how it
collateral             works:

Assigning a policy     . An assignment does not change the ownership of the
that's a modified        policy.
endowment contract     . After the policy has been assigned, your rights and
may generate             the rights of your beneficiary will be subject to the
taxable income and       assignment. The entire policy, including any income
a 10% penalty tax.       benefit, rider, benefit and endorsement, will also be
                         subject to the assignment.
                       . We're not responsible for the validity of any
                         assignment.
                       . We must receive and record a copy of the original
                         assignment in a form that's acceptable to us before we'll consider it binding.
                       . Unless otherwise provided, the person or organization
                         you assign your policy to may exercise the rights under the policy, except the right to change the policy owner or the beneficiary or the right to choose a monthly income benefit.

                      ---------------------------------------------------------
Non-participating      This policy will not share in any of our surplus
                       earnings.

VARIABLE LIFE INSURANCE AND YOUR TAXES

                       This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It's based on the Internal Revenue Code of (the tax code) and does not cover any state or local tax laws.

The tax                This is not a complete discussion of all federal income
consequences of        tax questions that may arise under the policy. There
owning a policy or     are special rules that we do not include here that may
receiving proceeds     apply in certain situations.
from it may vary by
jurisdiction and       We do not know whether the current treatment of life
according to the       insurance policies under current federal income tax or
circumstances of       estate or gift tax laws will continue. We also do not
each owner or          know whether the current interpretations of the laws by
beneficiary.           the IRS or the courts will remain the same. Future
                       legislation may adversely change the tax treatment of
Speak to a             life insurance policies, other tax consequences
qualified tax          described in this discussion or tax consequences that
adviser for            relate directly or indirectly to life insurance
complete               policies.
information about

federal, state and
local taxes that       Recently passed tax legislation provides, among other
may apply to you.      things, for reductions in federal estate tax rates,
                       increases in the exemption amount, and a "repeal" of the federal estate tax in 2010. However, the legislation provides for full reinstatement of the federal estate tax in the year 2011. If you are considering the purchase of the policy to help pay federal estate taxes at death, consult with your tax advisor.


                       We do not make any guarantees about the tax status of your policy, and you should not consider the discussion that follows to be tax advice.

                      ---------------------------------------------------------
Tax treatment of       Definition of life insurance
life insurance         We believe that the policy qualifies as life insurance.
policies               That means it will receive the same tax advantages as a
                       conventional fixed life insurance policy. The two main
In order to qualify    tax advantages are:
as a life insurance
contract for           . In general, your policy's beneficiary will not be
federal income tax       subject to federal income tax when he or she receives
purposes, the            the death benefit proceeds. This is true regardless
policy must meet         of whether the beneficiary is an individual,
the statutory            corporation, or other entity.
definition of life     . You'll generally not be taxed on any or all of your
insurance.               policy's accumulated value unless you receive a cash
                         distribution by making a withdrawal, surrendering
Death benefits may       your policy, or in some instances, taking a loan from
be excluded from         your policy.
income under
Section 101(a) of      The tax laws defining life insurance, however, do not
the tax code.          cover all policy features. Your policy may have
                       features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address many issues concerning the treatment of substandard risk policies and policies with term insurance on the person insured by the policy. We can make changes to your policy if we believe the changes are needed to ensure that your policy continues to qualify as a life insurance contract.

                       The tax code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

VARIABLE LIFE INSURANCE AND YOUR TAXES

                       The Treasury Department has issued proposed regulations about reasonable standards for mortality charges. While we believe that our mortality costs and other expenses used in calculating whether the policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your policy qualifies as a life insurance contract.

Section 817(h) of      Diversification rules and ownership of the separate
the tax code           account

describes the
diversification        Your policy will not qualify for the tax benefit of a
rules.                 life insurance contract unless, among other
                       requirements, the separate account follows certain
For more               rules requiring diversification of investments
information about      underlying the policy. In addition, the IRS requires
diversification        that the policyholder does not have control over the
rules, please see      underlying assets.

Managing the
Pacific Select Fund    The Treasury Department has announced that the
in the accompanying    diversification rules "do not provide guidance
Pacific Select Fund    concerning the circumstances in which it will treat an
prospectus and         investor, rather than the insurance company, as the
Distributions and      owner of the assets in a separate account." The IRS
Taxes in the           treats a variable policy owner as the owner of separate
accompanying M Fund    account assets if he or she has the ability to exercise
prospectus.            investment control over them. Owners of the assets are
                       taxed on any income or gains the assets generate.
                       Although the Treasury Department announced several years ago that it would provide further guidance on the issue, it had not done so when we wrote this prospectus.

                       The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible the IRS would treat you as the owner of your policy's proportionate share of the assets of the separate account.

                       We do not know what will be in future Treasury Department regulations or other guidance. We cannot guarantee that the portfolios of the Pacific Select Fund or the M Fund will be able to operate as currently described in the prospectus, or that either of the funds will not have to change any portfolio's investment objective or policies. We can modify your policy if we believe it will prevent you from being considered the owner of your policy's proportionate share of the assets of the separate account.

Policy exchanges       Policy exchanges
fall under Section     If you exchange your policy for another one that
1035(a) of the tax     insures the same person, it generally will be treated
code.                  as a tax-free exchange and, if so, will not result in
                       the recognition of gain or loss. If the person insured by the policy is changed, the exchange will be treated as a taxable exchange.

                       Change of ownership
                       You may have taxable income if you transfer ownership of your policy, sell your policy, or change the ownership of it in any way.

There are special      Corporate owners
rules for              There are special tax issues for corporate owners:
corporate-owned
policies. You          . using your policy to fund deferred compensation
should consult your      arrangements for employees has special tax
tax adviser.             consequences
                       . corporate ownership of a policy may affect your
Section 59A of the       liability under the alternative minimum tax and the
tax code deals with      environmental tax.
the environmental
tax.

                      ---------------------------------------------------------
Conventional life      The tax treatment of your policy will depend upon
insurance policies     whether it is a type of contract known as a modified
                       endowment contract. We describe modified endowment
Under Section 7702A    contracts later in this section. If your policy is not
of the tax code,       a modified endowment contract, it will be treated as a
policies that are      conventional life insurance policy and will have the
not classified as      following tax treatment:
modified endowment
contracts are taxed    Surrendering your policy
as conventional        When you surrender, or cash in, your policy, you'll
life insurance         generally be taxed on the difference, if any, between
policies.              the cash surrender value and the cost basis in your
                       policy.
The cost basis in
your policy is         Making a withdrawal
generally the          If you make a withdrawal after your policy has been in
premiums you've        force for 15 years, you'll only be taxed on the amount
paid plus any          you withdraw that exceeds the cost basis in the policy.
taxable
distributions less     Special rules apply if you make a withdrawal within the
any withdrawals or     first 15 policy years and it's accompanied by a
premiums previously    reduction in benefits. In this case, there is a special
recovered that were    formula under which you may be taxed on all or a
not taxable.           portion of the withdrawal amount.

                       Taking out a loan
                       If you take out a loan, you will not pay tax on the loan amount unless your policy is surrendered or lapses and you have not repaid your outstanding loan amount. The interest you pay, or that's accrued, on a loan is generally nondeductible. Ask your tax adviser for more information.

                       Loans and corporate-owned policies

                       If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that's a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity's deductions for loan interest may be disallowed, even though this interest may relate to debt that's completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.


                      ---------------------------------------------------------
Modified endowment     A modified endowment contract is a special type of life
contracts              insurance policy. If your policy is a modified
                       endowment contract, it will have the tax treatment
Section 7702A of       described below. Any distributions you receive during
the tax code           the life of the policy are treated differently than
defines a class of     under conventional life insurance policies.
life insurance         Withdrawals, loans, pledges, assignments and the
policies known as      surrender of your policy are all considered
modified endowment     distributions and may be subject to tax on an income-
contracts. Like        first basis and a 10% penalty.
other life
insurance policies,    When a policy becomes a modified endowment contract
the death benefit      A life insurance policy becomes a modified endowment
proceeds paid to       contract if, at any time during the first seven policy
your beneficiary       years, the sum of actual premiums paid exceeds the
generally are not      seven-pay limit. The seven-pay limit is the cumulative
subject to federal     total of the level annual premiums (or seven-pay
income tax and your    premiums) required to pay for the policy's future death
policy's               and endowment benefits.
accumulated value
grows on a tax-
deferred basis
until you receive a
cash distribution.

If there is a
material change to
your policy, like a
change in the death
benefit, we may
have to retest your
policy and restart
the seven-pay
premium period to
determine whether
the change has
caused the policy
to become a
modified endowment
contract.

VARIABLE LIFE INSURANCE AND YOUR TAXES

                       For example, if the seven-pay premiums were $1,000 a year, the maximum premiums you could pay during the first seven years to avoid modified endowment treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, an M's Versatile Product policy may or may not be a modified endowment contract, depending on the amount of premiums paid during the policy's first seven contract years or after a material change has been made to the policy.

                       Surrendering your policy
                       If you surrender your policy, you're taxed on the amount by which the cash surrender value exceeds the cost basis in the policy.

                       Making a withdrawal or taking out a loan

                       If you make a withdrawal or take out a loan from a modified endowment contract, you're taxed on the amount of the withdrawal or loan that's considered income, including all previously non-taxed gains. Income is the difference between the cash surrender value and the cost basis in your policy. It's unclear whether interest paid, or accrued, on a loan is considered interest for federal income tax purposes. If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. You should consult your tax adviser.


                       All modified endowment contracts we or our affiliates issue to you in a calendar year are treated as a single contract when we calculate whether a distribution amount is subject to tax.

                       10% penalty tax
                       If any amount you receive from a modified endowment contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount.

                       A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

                       . you're at least 59 1/2 years old
                       . you're receiving an amount because you've become
                         disabled
                       . you're receiving an amount that's part of a series of
                         substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your beneficiaries.

                       Distributions before a policy becomes a modified endowment contract
                       If your policy fails the seven-pay test and becomes a modified endowment contract, any amount you receive or are deemed to have received during the two years before it became a modified endowment contract may be taxable. The distribution would be treated as having been made in anticipation of the policy's failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.

                      ---------------------------------------------------------
Policy riders          Accelerated living benefits rider
                       Amounts received under this rider should be generally
Please see the         excluded from taxable income under Section 101(g) of
discussion of          the tax code.
optional riders in
The death benefit.     Benefits under the rider will be taxed, however, if
                       they are paid to someone other than a person insured by
Please consult with    the policy, and the person insured by the policy:
your tax adviser if
you want to            . is a director, officer or employee of the person
exercise your            receiving the benefit, or
rights under this      . has a financial interest in a business of the person
rider.                   receiving the benefit.

                       In some cases there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet technical aspects of the definition of "life insurance contract" under the tax code. We may reserve the right (but are not obligated) to modify the rider to conform under tax code requirements.

ABOUT PACIFIC LIFE

                       Pacific Life Insurance Company is a life insurance company based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, group employee benefits, broker-dealer operations, and investment and advisory services. At the end of 2001, we had $124.8 billion of individual life insurance and total admitted assets of approximately $52.0 billion. We are ranked the 15th largest life insurance carrier in the U.S. in terms of 2001 admitted assets.


                       The Pacific Life family of companies has total assets and funds under management of $357 billion. We are authorized to conduct our life and annuity business in the District of Columbia and in all states except
                       New York. Our principal office is at 700 Newport Center Drive, Newport Beach, California 92660.


                      ---------------------------------------------------------
How we're organized    Pacific Life was established on January 2, 1868 under
                       the name, Pacific Mutual Life Insurance Company of
                       California. It was reincorporated as Pacific Mutual
                       Life Insurance Company on July 22, 1936. On September
                       1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company.
                       Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

                       Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.

                      ---------------------------------------------------------
How policies are       Pacific Select Distributors, Inc. (PSD), our
distributed            subsidiary, is the distributor of our policies. PSD is
                       located at 700 Newport Center Drive, Newport Beach,
                       California 92660.

                       PSD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers (NASD). We pay PSD for its services as our distributor.

                       The policies are sold by registered representatives of broker-dealers who have signed agreements with us and PSD. Registered representatives must be licensed to sell variable life insurance under the state insurance and securities regulations that apply. Broker-dealers must be registered with the SEC.

                       How we pay broker-dealers
                       We pay broker-dealers commission for promoting, marketing and selling our policies. Broker-dealers pay a portion of the commission to their registered representatives, under their own arrangements.

ABOUT PACIFIC LIFE

                       Commissions are based on "target" premiums we determine. The commission we pay will vary with the agreement, but the most common schedule of commissions we pay is:
A target premium is

a hypothetical
premium that is        . 85% of premiums paid up to the first target premium
used only to

calculate              . 32% of premiums paid up to the second target premium

commissions. It
varies with the        . 7.5% of the premiums paid under targets 3-10

death benefit          . 3% of premiums paid in excess of the 10th target
option you choose,       premium.
the age of the
person insured by      Under certain circumstances and in exchange for lower
the policy on the      initial commissions, we may pay certain broker-dealers
policy date, and       an annual renewal commission of up to 0.40% of a
the gender (unless     policy's accumulated value less any outstanding loan
unisex rates are       amount. We calculate the renewal amount monthly and it
required) and risk     becomes payable on each policy anniversary.
class of the person
insured by the         We may also pay override payments, expense and
policy.                marketing allowances, bonuses, wholesaler fees and
                       training allowances.

A policy's target
premium will be        Registered representatives who meet certain sales
less than the          levels can qualify for sales incentives programs we
policy's guideline     sponsor. We may also pay them non-cash compensation
level premiums.        like expense-paid trips, expense-paid educational
                       seminars, and merchandise.



                      ---------------------------------------------------------
How our accounts       We own the assets in our general account and our
work                   separate account. We allocate your net premiums to
                       these accounts according to the investment options you've chosen.

                       General account
We can provide you     Our general account includes all of our assets, except
with reports of our    for those held in our separate accounts. We guarantee
ratings as an          you an interest rate for up to one year on any amount
insurance company      allocated to the fixed options. The rate is reset
and our ability to     annually. The fixed options are part of our general
pay claims with        account, which we may invest as we wish, according to
respect to our         any laws that apply. We'll credit the guaranteed rate
general account        even if the investments we make earn less. Our ability
assets.                to pay these guarantees is backed by our strength as a
                       company.

                       The fixed options are not securities, so they do not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the fixed options. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the fixed options.

                       Separate account
You'll find the        Amounts allocated to the variable investment options
audited financial      are held in our separate account. The assets in this
statements for the     account are kept separate from the assets in our
Pacific Select Exec    general account and our other separate accounts, and
separate account       are protected from our general creditors.
later in this
section of the         The separate account was established on May 12, 1988
prospectus.            under California law under the authority of our Board
                       of Directors. It's registered with the SEC as a type of
This section of the    investment company called a unit investment trust. The
prospectus also        SEC does not oversee the administration or investment
includes the           practices or policies of the account.
audited
consolidated           The separate account is divided into variable accounts.
financial              Each variable account invests in shares of a designated
statements for         portfolio of the Pacific Select Fund or the M Fund. We
Pacific Life, which    may add variable accounts that invest in other
we include to show     portfolios of these funds or in other securities.
our strength as a
company and our
ability to meet our
obligations under
the policies.

                       We're the legal owner of the assets in the separate account, and pay its operating expenses. The separate account is operated only for our variable life insurance policies. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that's more than these anticipated obligations to our general account. Some of the money in the separate account may include charges we collect from the account and any investment results on those charges.

The separate           We cannot charge the assets in the separate account
account is not the     attributable to our reserves and other liabilities
only investor in       under the policies funded by the account with any
the Pacific Select     liabilities from our other business.
Fund or the M Fund.
Investment in the      Similarly, the income, gains or losses, realized or
funds by other         unrealized, of the assets of any variable account
separate accounts      belong to that variable account and are credited to or
for variable           charged against the assets held in that variable
annuity contracts      account without regard to our other income, gains or
and variable life      losses.
insurance contracts
could cause            Making changes to the separate account
conflicts. For more    We can add, change or remove any securities that the
information, please    separate account or any variable account holds or buys,
see the Statements     as long as we comply with the laws that apply.
of Additional
Information for the    We can substitute shares of one Pacific Select Fund
Pacific Select Fund    portfolio or M Fund portfolio with shares of another
and for the M Fund.    portfolio or fund if:

                       . any portfolio is no longer available for investment
                       . our management believes that a portfolio is no longer
                         appropriate in view of the purposes of the policy.

                       We'll give you any required notice or receive any required approval from policy owners or the SEC before we substitute any shares. We'll comply with the filing or other procedures established by insurance regulators as required by law.

                       We can add new variable accounts, which may include additional subaccounts of the separate account, to serve as investment options under the policies. These may be managed separate accounts or they may invest in a new portfolio of the Pacific Select Fund or the M Fund, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

                       We can add new variable accounts when we believe that it's warranted by marketing needs or investment conditions. We'll decide on what basis we'll make new accounts available to existing policy owners.

                       We can also eliminate any of our variable accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any variable account.

                       If we make any changes to variable accounts or substitution of securities, we can make appropriate changes to this policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

ABOUT PACIFIC LIFE

                       If we believe it's in the best interests of people holding voting rights under the policies and we meet any required regulatory approvals we can do the following:

                       . operate the separate account as a management
                         investment company, unit investment trust, or any other form permitted under securities or other laws
                       . register or deregister the separate account under
                         securities law
                       . combine the separate account with one of our other
                         separate accounts or our affiliates' separate accounts
                       . combine one or more variable accounts
                       . create a committee, board or other group to manage
                         the separate account
                       . change the classification of any variable account.

                       Taxes we pay
                       We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the policy. If these taxes increase significantly, we may deduct them from the separate account.

                       We may charge the separate account for any federal, state and local taxes that apply to the separate account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

                      ---------------------------------------------------------
Voting rights          We're the legal owner of the shares of the Pacific
                       Select Fund and the M Fund that are held by the variable accounts. We may vote on any matter at shareholder meetings of the funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a variable investment option. This is called your voting interest.

                       Your voting interest is calculated as of a day set by the Board of Trustees of the Pacific Select Fund or the Board of Directors of M Fund, called the record date. Your voting interest equals the accumulated value in a variable investment option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

                       We'll send you documents from the Pacific Select Fund and the M Fund called proxy materials. They include information about the items you'll be voting on and forms for you to give us your instructions. We'll vote shares held in the separate account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by that separate account for which we've received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we've received timely instructions.

                       We'll vote shares of any portfolio we hold in our general account in the same proportion as the total votes for all of our separate accounts, including this separate account. We'll vote shares of any portfolio held by any of our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

                       If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the separate account.

                       When required by state insurance regulatory authorities, we may disregard voting instructions that:

                       . would change a portfolio's investment objective or
                         subclassification
                       . would approve or disapprove an investment advisory
                         contract.

                       We may disregard voting instructions on a change initiated by policy owners that would change a portfolio's investment policy, investment adviser or portfolio manager if:

                       . our disapproval is reasonable
                       . we determine in good faith that the change would be
                         against state law or otherwise be inappropriate, considering the portfolio's objectives and purpose, and considering what effect the change would have on us.

                       If we disregard any voting instructions, we'll include a summary of the action we took and our reasons for it in the next report to policy owners.

                      ---------------------------------------------------------
Illustrations          We will provide you with illustrations based on
                       different sets of assumptions upon your request. You
If you ask us,         can request such illustrations at any time.
we'll provide you      Illustrations may help you understand how your policy
with different         values would vary over time based on different
kinds of               assumptions. We have filed examples of such an
illustrations.         illustration as an exhibit to the registration
                       statement that relates to the policy on file with the
.. Illustrations        SEC.
  based on
  information you
  give us about the
  age of the person
  to be insured by
  the policy, their
  risk class, the
  face amount, the
  death benefit and
  premium payments.
.. Illustrations
  that show the
  allocation of
  premium payments
  to specified
  variable
  accounts. These
  will reflect the
  expenses of the
  portfolio of the
  Fund in which the
  variable account
  invests.
.. Illustrations
  that use a
  hypothetical
  gross rate of
  return that's
  greater than 12%.
  These are
  available only to
  certain large
  institutional
  investors.

                      ---------------------------------------------------------
State regulation       We're subject to the laws of the state of California
                       governing insurance companies and to regulations issued by the Commissioner of Insurance of California. In addition, we're subject to the insurance laws and regulations of the other states and jurisdictions in which we're licensed or may become licensed to operate.

                       An annual statement in a prescribed form must be filed with the Commissioner of Insurance of California and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

                      ---------------------------------------------------------
Legal proceedings      The separate account is not involved in any legal
and legal matters      proceedings that would have a material effect on policy
                       owners.

                       Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the policies under California law, and the validity of the forms of the policies under California law, have been passed upon by our general counsel. Legal matters relating to federal securities laws and federal income tax laws have been passed upon by Dechert.

ABOUT PACIFIC LIFE


                      ---------------------------------------------------------
Registration           We've filed a registration statement with the SEC for
statement              M's Versatile Product, under the Securities Act of
                       1933. The SEC's rules allow us to omit some of the information required by the registration statement from this prospectus. You can ask for it from the SEC's office in Washington, D.C. They may charge you a fee.

                      ---------------------------------------------------------
Management             The following is a list of our directors and certain
                       officers, along with some information about their business activities over the past five years. They do not receive any compensation from the separate account for services they provide to it nor do we pay any separately allocable compensation for these services.

                       The business address of each of these people is c/o Pacific Life Insurance Company, 700 Newport Center Drive, Newport Beach, California 92660.


  NAME AND POSITION    PRINCIPAL OCCUPATION DURING THE LAST FIVE YEARS

  Thomas C. Sutton     Director, Chairman of the Board and Chief Executive Officer of Pacific Life;
  Director, Chairman   Director, Chairman of the Board and Chief Executive Officer of Pacific LifeCorp,
  of the Board and     August 1997 to present; Director, Chairman of the Board and Chief Executive Officer
  Chief Executive      of Pacific Mutual Holding Company, August 1997 to present; Trustee and Chairman of
  Officer              the Board and former President of Pacific Select Fund; Trustee and Chairman of
                       Pacific Funds, June 2001 to present; Director, Chairman of the Board and Chief
                       Executive Officer of Pacific Life & Annuity Company; former Management Board Member of PIMCO Advisors L.P.; former Equity Board Member of PIMCO Advisors L.P.; former
                       Director of Pacific Corinthian Life Insurance Company; Director of: Newhall Land &
                       Farming; The Irvine Company; Edison International; and similar positions with other affiliated companies of Pacific Life.

  Glenn S. Schafer     Director and President of Pacific Life; Director and President of Pacific LifeCorp,
  Director and         August 1997 to present; Director and President of Pacific Mutual Holding Company,
  President            August 1997 to present; President (since February 1999) and former Trustee of
                       Pacific Select Fund; Trustee and President of Pacific Funds, June 2001 to present;
                       former Management Board Member of PIMCO Advisors L.P.; former Equity Board Member of
                       PIMCO Advisors L.P.; former Director of Pacific Corinthian Life Insurance Company;
                       Director and President (since August 2001) of Pacific Life & Annuity Company; and
                       similar positions with other affiliated companies of Pacific Life.

  Khanh T. Tran        Director (since August 1997), Executive Vice President (since April 2001) and Chief
  Director, Executive  Financial Officer of Pacific Life; Senior Vice President of Pacific Life, June 1996
  Vice President and   to April 2001; Executive Vice President (since April 2001) and Chief Financial
  Chief Financial      Officer of Pacific LifeCorp, August 1997 to present; Senior Vice President of
  Officer              Pacific LifeCorp, August 1997 to April 2001; Executive Vice President (since April
                       2001) and Chief Financial Officer of Pacific Mutual Holding Company, August 1997 to
                       present; Senior Vice President of Pacific Mutual Holding Company, August 1997 to
                       April 2001; Director (since August 2001), Executive Vice President (since April
                       2001) and Chief Financial Officer of Pacific Life & Annuity Company, February 1999
                       to present; Senior Vice President of Pacific Life & Annuity Company, February 1999
                       to April 2001; Executive Vice President and Chief Financial Officer to other affiliated companies of Pacific Life; Director of Prandium, Inc.

  David R. Carmichael  Director (since August 1997), Senior Vice President and General Counsel of Pacific
  Director, Senior     Life; Senior Vice President and General Counsel of Pacific LifeCorp, August 1997 to
  Vice President and   present; Senior Vice President and General Counsel of Pacific Mutual Holding
  General Counsel      Company, August 1997 to present; Director, Senior Vice President (since July 1998)
                       and General Counsel (since July 1998) of Pacific Life & Annuity Company; Director of
                       Association of California Life and Health Insurance Companies; and President-Elect
                       and former Director of Association of Life Insurance Counsel.

  Audrey L. Milfs      Director (since August 1997), Vice President and Corporate Secretary of Pacific
  Director, Vice       Life; Vice President and Corporate Secretary of Pacific LifeCorp, August 1997 to
  President and        present; Vice President and Secretary of Pacific Mutual Holding Company, August 1997
  Corporate Secretary  to present; Secretary of Pacific Select Fund; Secretary of Pacific Funds, June 2001
                       to present; similar positions with other affiliated companies of Pacific Life.

  James T. Morris      Executive Vice President of Pacific Life, January 2002 to present; Senior Vice
  Executive Vice       President of Pacific Life, April 1996 to January 2002; Executive Vice President of
  President            Pacific Life & Annuity Company, January 2002 to present; Senior Vice President of
                       Pacific Life & Annuity Company, August 1999 to January 2002.

  Edward R. Byrd       Vice President and Controller of Pacific Life; Vice President and Controller of
  Vice President and   Pacific LifeCorp, August 1997 to present; Vice President and Controller of Pacific
  Controller           Mutual Holding Company, August 1997 to present; and similar positions with other affiliated companies of Pacific Life.

  Brian D. Klemens     Vice President and Treasurer of Pacific Life, December 1998 to present; Assistant
  Vice President and   Vice President, Accounting and Assistant Controller of Pacific Life, April 1994 to
  Treasurer            December 1998; Vice President and Treasurer of Pacific LifeCorp, June 1999 to
                       present; Vice President and Treasurer of Pacific Mutual Holding Company, June 1999
                       to present; Vice President and Treasurer of Pacific Select Fund; Vice President and
                       Treasurer of other affiliated companies of Pacific Life.

ABOUT PACIFIC LIFE



                   ---------------------------------------------------------
Financial              The next several pages contain the statement of assets
statements             and liabilities of the Pacific Select Exec Separate
                       Account as of December 31, 2001 and the related statement of operations and financial highlights for the year then ended and the statements of changes in net assets for each of the two years in the period then ended.


                       These are followed by the consolidated statements of financial condition for Pacific Life as of December 31, 2001 and 2000 and the consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended
                       December 31, 2001, which are included in this prospectus so you can assess our ability to meet our obligations under the policies.




                   ---------------------------------------------------------
Experts The consolidated statements of financial condition of Pacific Life as of December 31, 2001 and 2000 and the consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001 as well as the statement of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2001, the related statement of operations and financial highlights for the year then ended and statements of changes in net assets for each of the two years in the period then ended included in this prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

                          INDEPENDENT AUDITORS' REPORT
The Board of Directors
Pacific Life Insurance Company:

 We have audited the accompanying statement of assets and liabilities of Pacific Select Exec Separate Account (the "Separate Account") (comprised of Blue Chip, Aggressive Growth, Emerging Markets, Diversified Research, Small-Cap Equity, International Large-Cap, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Telecommunications, Multi-Strategy, Equity Income, Strategic Value, Growth LT, Focused 30, Mid-Cap Value, International Value, Capital Opportunities, Mid-Cap Growth, Global Growth, Equity Index, Small-Cap Index, REIT, Inflation Managed, Managed Bond, Money Market, High Yield Bond, Equity, Aggressive Equity, and Large-Cap Value Variable Accounts, and Variable Account I, Variable Account II, Variable Account III, and Variable Account IV) as of December 31, 2001 and the related statement of operations and financial highlights for the year then ended (as to the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Variable Accounts, for each of the periods from commencement of operations through December 31, 2001), and the statement of changes in net assets for each of the two years in the period then ended (as to the Diversified Research, International Large-Cap, I-Net Tollkeeper, Strategic Value, and Focused 30 Variable Accounts, for the year ended December 31, 2001 and for each of the periods from commencement of operations through December 31, 2000, and as to the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Variable Accounts, for each of the periods from commencement of operations through December 31, 2001). These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities owned as of December 31, 2001. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement and financial highlights presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account as of December 31, 2001 and the results of their operations, financial highlights, and the changes in their net assets for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 8, 2002

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
(In thousands)

                           Blue   Aggressive Emerging Diversified Small-Cap International   I-Net    Financial  Health
                           Chip     Growth   Markets   Research    Equity     Large-Cap   Tollkeeper Services  Sciences
                         Variable  Variable  Variable  Variable   Variable    Variable     Variable  Variable  Variable
                         Account   Account   Account    Account    Account     Account     Account    Account  Account
                    --------------------------------------------------------------------------------------------------
ASSETS

Investments:
 Blue Chip Portfolio.... $21,810
 Aggressive Growth
 Portfolio..............            $5,514
 Emerging Markets
 Portfolio..............                     $20,822
 Diversified Research
 Portfolio..............                                $21,942
 Small-Cap Equity
 Portfolio..............                                          $234,944
 International Large-Cap
 Portfolio..............                                                       $32,280
 I-Net Tollkeeper
 Portfolio..............                                                                    $4,057
 Financial Services
 Portfolio..............                                                                              $2,685
 Health Sciences
 Portfolio..............                                                                                        $5,978

Receivables:

 Due from Pacific Life
 Insurance Company......                12                   19                     60          11         2        27
 Fund shares redeemed...                          61                   124
                    --------------------------------------------------------------------------------------------------
Total Assets............  21,810     5,526    20,883     21,961    235,068      32,340       4,068     2,687     6,005
                    --------------------------------------------------------------------------------------------------

LIABILITIES
Payables:
 Due to Pacific Life
 Insurance Company......       5                  61                   124
 Fund shares purchased..       6        12                   19                     76          11         2        27
                    --------------------------------------------------------------------------------------------------
Total Liabilities.......      11        12        61         19        124          76          11         2        27
                    --------------------------------------------------------------------------------------------------
NET ASSETS.............. $21,799    $5,514   $20,822    $21,942   $234,944     $32,264      $4,057    $2,685    $5,978
                    --------------------------------------------------------------------------------------------------
Shares Owned in each
Portfolio...............   2,680       687     3,391      2,058     13,500       5,077         905       290       648
                    --------------------------------------------------------------------------------------------------
Cost of Investments..... $23,865    $5,961   $19,146    $21,915   $277,137     $32,667      $5,438    $2,691    $5,869
                    --------------------------------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2001
(In thousands)

                                     Telecom-    Multi-   Equity  Strategic  Growth  Focused  Mid-Cap  International
                         Technology munications Strategy  Income    Value      LT       30     Value       Value
                          Variable   Variable   Variable Variable Variable  Variable Variable Variable   Variable
                          Account     Account   Account  Account   Account  Account  Account  Account     Account
                    ------------------------------------------------------------------------------------------------
ASSETS

Investments:
 Technology Portfolio...   $3,903
 Telecommunications
 Portfolio..............               $765
 Multi-Strategy
 Portfolio..............                        $156,631
 Equity Income
 Portfolio..............                                 $195,359
 Strategic Value
 Portfolio..............                                           $3,292
 Growth LT Portfolio....                                                    $346,026
 Focused 30 Portfolio...                                                              $1,890
 Mid-Cap Value
 Portfolio..............                                                                      $72,026
 International Value
 Portfolio..............                                                                                 $170,228

Receivables:

 Due from Pacific Life
 Insurance Company......                  5                            21         92       9       95         185
 Fund shares redeemed...        1                  5,485       15
                    ------------------------------------------------------------------------------------------------
Total Assets............    3,904       770      162,116  195,374   3,313    346,118   1,899   72,121     170,413
                    ------------------------------------------------------------------------------------------------

LIABILITIES
Payables:
 Due to Pacific Life
 Insurance Company......        1                  5,485       15
 Fund shares purchased..                  5                            21         96       9      103         184
                    ------------------------------------------------------------------------------------------------
Total Liabilities.......        1         5        5,485       15      21         96       9      103         184
                    ------------------------------------------------------------------------------------------------
NET ASSETS..............   $3,903      $765     $156,631 $195,359  $3,292   $346,022  $1,890  $72,018    $170,229
                    ------------------------------------------------------------------------------------------------
Shares Owned in each
Portfolio...............      661       144       10,572    9,312     375     18,615     266    5,085      14,115
                    ------------------------------------------------------------------------------------------------
Cost of Investments.....   $3,903      $732     $164,496 $228,996  $3,424   $581,272  $2,041  $67,814    $217,163
                    ------------------------------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2001
(In thousands)

                            Capital    Mid-Cap   Global   Equity  Small-Cap                      Managed   Money
                         Opportunities  Growth   Growth   Index     Index     REIT   Inflation     Bond    Market
                           Variable    Variable Variable Variable Variable  Variable   Managed   Variable Variable
                            Account    Account  Account  Account   Account  Account  Account (1) Account  Account
                    ----------------------------------------------------------------------------------------------
ASSETS

Investments:
 Capital Opportunities
 Portfolio..............    $8,503
 Mid-Cap Growth
 Portfolio..............                $5,948
 Global Growth
 Portfolio..............                          $967
 Equity Index
 Portfolio..............                                 $426,520
 Small-Cap Index
 Portfolio..............                                           $35,837
 REIT Portfolio.........                                                    $21,181
 Inflation Managed
 Portfolio (1)..........                                                              $42,398
 Managed Bond
 Portfolio..............                                                                         $206,821
 Money Market
 Portfolio..............                                                                                  $227,673

Receivables:

 Due from Pacific Life
 Insurance Company......         7          22       4         83       92                 28         404      370
 Fund shares redeemed...                                                          5
                    ----------------------------------------------------------------------------------------------
Total Assets............     8,510       5,970     971    426,603   35,929   21,186    42,426     207,225  228,043
                    ----------------------------------------------------------------------------------------------

LIABILITIES
Payables:
 Due to Pacific Life
 Insurance Company......                                                          5
 Fund shares purchased..         7          22       4         82       92                 31         399      369
                    ----------------------------------------------------------------------------------------------
Total Liabilities.......         7          22       4         82       92        5        31         399      369
                    ----------------------------------------------------------------------------------------------
NET ASSETS..............    $8,503      $5,948    $967   $426,521  $35,837  $21,181   $42,395    $206,826 $227,674
                    ----------------------------------------------------------------------------------------------
Shares Owned in each
Portfolio...............     1,008         733     114     14,437    3,477    1,655     3,951      18,753   22,566
                    ----------------------------------------------------------------------------------------------
Cost of Investments.....    $9,277      $5,613    $999   $451,571  $37,509  $20,046   $41,690    $202,723 $227,888
                    ----------------------------------------------------------------------------------------------

(1) Formerly named Government Securities Variable Account and Government Securities Portfolio.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2001
(In thousands)

                         High Yield          Aggressive Large-Cap
                            Bond     Equity    Equity     Value   Variable Variable Variable Variable
                          Variable  Variable  Variable  Variable  Account  Account  Account  Account
                          Account   Account   Account    Account     I        II      III       IV
                    ---------------------------------------------------------------------------------
ASSETS

Investments:
 High Yield Bond
 Portfolio..............  $54,146
 Equity Portfolio.......            $53,102
 Aggressive Equity
 Portfolio..............                      $30,701
 Large-Cap Value
 Portfolio..............                                 $74,923
 Brandes International
 Equity Portfolio.......                                          $24,187
 Turner Core Growth
 Portfolio..............                                                   $11,356
 Frontier Capital
 Appreciation
 Portfolio..............                                                            $19,940
 Clifton Enhanced U.S.
 Equity Portfolio.......                                                                     $11,335
Receivables:
 Due from Pacific Life
 Insurance Company......                 36        12        274       18
 Fund shares redeemed...        4                                                        27        7
                    ---------------------------------------------------------------------------------
Total Assets............   54,150    53,138    30,713     75,197   24,205   11,356   19,967   11,342
                    ---------------------------------------------------------------------------------

LIABILITIES
Payables:
 Due to Pacific Life
 Insurance Company......        3                                                        27        7
 Fund shares purchased..                 36        12        282       18
                    ---------------------------------------------------------------------------------
Total Liabilities.......        3        36        12        282       18                27        7
                    ---------------------------------------------------------------------------------
NET ASSETS..............  $54,147   $53,102   $30,701    $74,915  $24,187  $11,356  $19,940  $11,335
                    ---------------------------------------------------------------------------------
Shares Owned in each
Portfolio...............    7,663     2,764     3,347      6,385    1,955      847    1,178      836
                    ---------------------------------------------------------------------------------
Cost of Investments.....  $59,851   $79,382   $40,788    $78,896  $28,329  $15,716  $19,287  $13,779
                    ---------------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

                      Blue     Aggressive  Emerging  Diversified Small-Cap International   I-Net     Financial    Health
                      Chip       Growth    Markets    Research    Equity     Large-Cap   Tollkeeper  Services    Sciences
                    Variable    Variable   Variable   Variable   Variable    Variable     Variable   Variable    Variable
                   Account (1) Account (1) Account     Account    Account     Account     Account   Account (1) Account (1)
                       --------------------------------------------------------------------------------------------
INVESTMENT INCOME

 Dividends.......        $14                   $31       $26      $37,839        $218                    $7
                       --------------------------------------------------------------------------------------------
Net Investment
Income...........         14                    31        26       37,839         218                     7
                       --------------------------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED
GAIN (LOSS) ON
INVESTMENTS
 Net realized
 gain (loss) from
 security
 transactions....        (70)     ($133)   (10,792)     (133)     (68,486)     (6,365)    ($2,791)      (36)        $44
 Net unrealized
 appreciation
 (depreciation)
 on investments..     (2,054)      (447)     9,305        14       24,790       1,397         856        (7)        109
                       --------------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain
(Loss)
on Investments...     (2,124)      (580)    (1,487)     (119)     (43,696)     (4,968)     (1,935)      (43)        153
                       --------------------------------------------------------------------------------------------
NET INCREASE
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS..    ($2,110)     ($580)   ($1,456)     ($93)     ($5,857)    ($4,750)    ($1,935)     ($36)       $153
                       --------------------------------------------------------------------------------------------

(1) Operations commenced during 2001 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

                                      Telecom-    Multi-    Equity   Strategic            Focused  Mid-Cap  International
                         Technology  munications Strategy   Income     Value   Growth LT     30     Value       Value
                          Variable    Variable   Variable  Variable  Variable  Variable   Variable Variable   Variable
                         Account (1) Account (1) Account   Account    Account   Account   Account  Account     Account
                       --------------------------------------------------------------------------------------------
INVESTMENT INCOME

 Dividends.............                    $1     $4,250     $3,839      $11     $67,117      $1    $1,610      $4,872
                       --------------------------------------------------------------------------------------------

Net Investment Income..                     1      4,250      3,839       11      67,117       1     1,610       4,872
                       --------------------------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED
GAIN (LOSS) ON
INVESTMENTS

 Net realized gain
 (loss) from security
 transactions..........    ($1,025)      (232)     2,814      5,623     (168)     12,936    (222)    1,646     (11,754)

 Net unrealized
 appreciation
 (depreciation)
 on investments........                    33     (8,595)   (29,183)    (121)   (227,892)     (1)    2,200     (38,846)
                       --------------------------------------------------------------------------------------------

Net Realized and
Unrealized Gain (Loss)
on Investments.........     (1,025)      (199)    (5,781)   (23,560)    (289)   (214,956)   (223)    3,846     (50,600)
                       --------------------------------------------------------------------------------------------

NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS........    ($1,025)     ($198)   ($1,531)  ($19,721)   ($278)  ($147,839)  ($222)   $5,456    ($45,728)
                       --------------------------------------------------------------------------------------------

(1) Operations commenced during 2001 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

                            Capital     Mid-Cap      Global     Equity   Small-Cap          Inflation   Managed   Money
                         Opportunities   Growth      Growth     Index      Index     REIT    Managed      Bond    Market
                           Variable     Variable    Variable   Variable  Variable  Variable  Variable   Variable Variable
                          Account (1)  Account (1) Account (1) Account    Account  Account  Account (2) Account  Account
                       --------------------------------------------------------------------------------------------
INVESTMENT INCOME

 Dividends.............        $10                               $6,210   $1,861      $703    $1,359     $9,748   $8,530
                       --------------------------------------------------------------------------------------------
Net Investment Income..         10                                6,210    1,861       703     1,359      9,748    8,530
                       --------------------------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED
GAIN (LOSS) ON
INVESTMENTS
 Net realized gain
 (loss) from security
 transactions..........       (228)      ($745)       ($15)      16,104     (693)      601       (29)       177     (153)
 Net unrealized
 appreciation
 (depreciation)
 on investments........       (774)        335         (33)     (79,415)    (408)      105        82      3,287      208
                       --------------------------------------------------------------------------------------------
Net Realized and
Unrealized Gain (Loss)
on Investments.........     (1,002)       (410)        (48)     (63,311)  (1,101)      706        53      3,464       55
                       --------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS........      ($992)      ($410)       ($48)    ($57,101)    $760    $1,409    $1,412    $13,212   $8,585
                       --------------------------------------------------------------------------------------------

(1) Operations commenced during 2001 (see Note 1 to Financial Statements).

(2) Formerly named Government Securities Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

                         High Yield           Aggressive Large-Cap
                            Bond     Equity     Equity     Value   Variable  Variable  Variable Variable
                          Variable  Variable   Variable  Variable  Account   Account   Account  Account
                          Account   Account    Account    Account     I         II       III       IV
                       ---------------------------------------------------------------------------------
INVESTMENT INCOME

 Dividends..............   $4,974     $3,830               $1,836   $1,220       $13      $139     $495
                       ---------------------------------------------------------------------------------
Net Investment Income...    4,974      3,830                1,836    1,220        13       139      495
                       ---------------------------------------------------------------------------------

NET REALIZED AND
UNREALIZED
GAIN (LOSS) ON
INVESTMENTS
 Net realized gain
 (loss) from security
 transactions...........   (3,013)   (11,055)  ($3,000)       115      297    (2,816)   (4,760)    (536)
 Net unrealized
 appreciation
 (depreciation)
 on investments.........   (1,328)    (8,440)   (3,044)    (4,813)  (4,705)     (708)    4,675   (1,060)
                       ---------------------------------------------------------------------------------
Net Realized and
Unrealized Loss
on Investments..........   (4,341)   (19,495)   (6,044)    (4,698)  (4,408)   (3,524)      (85)  (1,596)
                       ---------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS.........     $633   ($15,665)  ($6,044)   ($2,862) ($3,188)  ($3,511)      $54  ($1,101)
                       ---------------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

                      Blue     Aggressive  Emerging  Diversified Small-Cap  International   I-Net     Financial    Health
                      Chip       Growth    Markets    Research    Equity      Large-Cap   Tollkeeper  Services    Sciences
                    Variable    Variable   Variable   Variable   Variable     Variable     Variable   Variable    Variable
                   Account (1) Account (1) Account     Account    Account      Account     Account   Account (1) Account (1)
                       ---------------------------------------------------------------------------------------------
INCREASE
(DECREASE) IN NET
ASSETS
FROM OPERATIONS
 Net investment
 income..........        $14                   $31         $26    $37,839         $218                     $7
 Net realized
 gain (loss) from
 security
 transactions....        (70)     ($133)   (10,792)       (133)   (68,486)      (6,365)    ($2,791)       (36)        $44
 Net unrealized
 appreciation
 (depreciation)
 on investments..     (2,054)      (447)     9,305          14     24,790        1,397         856         (7)        109
                       ---------------------------------------------------------------------------------------------
Net Increase
(Decrease) in Net
Assets
Resulting from
Operations.......     (2,110)      (580)    (1,456)        (93)    (5,857)      (4,750)     (1,935)       (36)        153
                       ---------------------------------------------------------------------------------------------
INCREASE
(DECREASE) IN NET
ASSETS FROM
POLICY
TRANSACTIONS
 Transfer of net
 premiums........      3,469        989      5,004       2,750     31,448        7,829       1,347        396         703
 Transfers
 between variable
 accounts, net...     22,184      5,556       (965)     15,217     (3,988)      14,059         (81)     2,497       5,413
 Transfers--
 policy charges
 and deductions..     (1,261)      (324)    (1,786)       (764)   (16,016)      (2,550)       (582)      (133)       (241)
 Transfers--
 surrenders......       (143)       (19)      (785)       (588)    (8,737)      (1,344)        (85)       (18)        (23)
 Transfers--
 other...........       (340)      (108)      (327)       (519)    (1,904)      (1,296)        (27)       (21)        (27)
                       ---------------------------------------------------------------------------------------------
Net Increase in
Net Assets
Derived from
Policy
Transactions.....     23,909      6,094      1,141      16,096        803       16,698         572      2,721       5,825
                       ---------------------------------------------------------------------------------------------
NET INCREASE
(DECREASE) IN NET
ASSETS...........     21,799      5,514       (315)     16,003     (5,054)      11,948      (1,363)     2,685       5,978
                       ---------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of
 Year............                           21,137       5,939    239,998       20,316       5,420
                       ---------------------------------------------------------------------------------------------
 End of Year.....    $21,799     $5,514    $20,822     $21,942   $234,944      $32,264      $4,057     $2,685      $5,978
                       ---------------------------------------------------------------------------------------------

(1)  Operations commenced during 2001 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

                                       Telecom-    Multi-    Equity   Strategic  Growth   Focused  Mid-Cap   International
                          Technology  munications Strategy   Income     Value      LT        30     Value        Value
                           Variable    Variable   Variable  Variable  Variable  Variable  Variable Variable    Variable
                          Account (1) Account (1) Account   Account    Account  Account   Account  Account      Account
                       ---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM OPERATIONS
 Net investment income..                   $1       $4,250    $3,839      $11    $67,117       $1   $1,610       $4,872
 Net realized gain
 (loss) from security
 transactions...........    ($1,025)     (232)       2,814     5,623     (168)    12,936     (222)   1,646      (11,754)
 Net unrealized
 appreciation
 (depreciation)
 on investments.........                   33       (8,595)  (29,183)    (121)  (227,892)      (1)   2,200      (38,846)
                       ---------------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets
Resulting from
Operations..............     (1,025)     (198)      (1,531)  (19,721)    (278)  (147,839)    (222)   5,456      (45,728)
                       ---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM POLICY TRANSACTIONS
 Transfer of net
 premiums...............        533       234       13,677    27,200      764     71,991      503   10,622       28,776
 Transfers between
 variable accounts,
 net....................      4,642       808        6,932   (11,482)   2,204     (8,033)     700   39,918       (2,165)
 Transfers--policy
 charges and
 deductions.............       (206)      (63)      (8,214)  (13,720)    (222)   (31,637)    (180)  (3,821)     (12,349)
 Transfers--surrenders..        (25)       (6)      (9,555)   (6,691)     (31)   (14,287)     (19)  (2,297)      (5,006)
 Transfers--other.......        (16)      (10)      (1,782)   (3,194)     (24)    (5,117)       3   (1,359)      (1,679)
                       ---------------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets
Derived from Policy
Transactions............      4,928       963        1,058    (7,887)   2,691     12,917    1,007   43,063        7,577
                       ---------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS...........      3,903       765         (473)  (27,608)   2,413   (134,922)     785   48,519      (38,151)
                       ---------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year......                           157,104   222,967      879    480,944    1,105   23,499      208,380
                       ---------------------------------------------------------------------------------------------
 End of Year............     $3,903      $765     $156,631  $195,359   $3,292   $346,022   $1,890  $72,018     $170,229
                       ---------------------------------------------------------------------------------------------

(1) Operations commenced during 2001 (see Note 1 to Financial Statements).

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

                            Capital     Mid-Cap      Global     Equity   Small-Cap            Inflation  Managed    Money
                         Opportunities   Growth      Growth     Index      Index     REIT      Managed     Bond     Market
                           Variable     Variable    Variable   Variable  Variable  Variable   Variable   Variable  Variable
                          Account (1)  Account (1) Account (1) Account    Account  Account   Account (2) Account   Account
                       ---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM OPERATIONS
 Net investment
 income................        $10                               $6,210    $1,861     $703      $1,359     $9,748    $8,530
 Net realized gain
 (loss) from security
 transactions..........       (228)       ($745)       ($15)     16,104      (693)     601         (29)       177      (153)
 Net unrealized
 appreciation
 (depreciation)
 on investments........       (774)         335         (33)    (79,415)     (408)     105          82      3,287       208
                       ---------------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets
Resulting from
Operations.............       (992)        (410)        (48)    (57,101)      760    1,409       1,412     13,212     8,585
                       ---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS FROM POLICY
TRANSACTIONS
 Transfer of net
 premiums..............      1,350        1,109         135      82,811     3,609    3,940       6,292     24,814   295,870
 Transfers between
 variable accounts,
 net...................      8,853        5,601         942       3,463    17,627    5,351       7,498     23,038  (239,807)
 Transfers--policy
 charges and
 deductions............       (488)        (247)        (43)    (32,661)   (1,510)  (1,443)     (2,702)   (11,435)  (21,449)
 Transfers--
 surrenders............        (46)         (62)        (14)    (14,259)     (601)    (580)     (1,209)    (5,935)  (11,483)
 Transfers--other......       (174)         (43)         (5)     (5,132)     (220)    (727)       (362)    (1,929)   (6,587)
                       ---------------------------------------------------------------------------------------------
Net Increase in Net
Assets
Derived from Policy
Transactions...........      9,495        6,358       1,015      34,222    18,905    6,541       9,517     28,553    16,544
                       ---------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS..........      8,503        5,948         967     (22,879)   19,665    7,950      10,929     41,765    25,129
                       ---------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year.....                                         449,400    16,172   13,231      31,466    165,061   202,545
                       ---------------------------------------------------------------------------------------------
 End of Year...........     $8,503       $5,948        $967    $426,521   $35,837  $21,181     $42,395   $206,826  $227,674
                       ---------------------------------------------------------------------------------------------

(1) Operations commenced during 2001 (see Note 1 to Financial Statements).

(2) Formerly named Government Securities Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2001
(In thousands)

                                    High Yield           Aggressive Large-Cap
                                       Bond     Equity     Equity     Value   Variable  Variable  Variable  Variable
                                     Variable  Variable   Variable  Variable  Account   Account   Account   Account
                                     Account   Account    Account    Account     I         II       III        IV
                       ---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
 Net investment income............    $4,974    $3,830                $1,836   $1,220       $13      $139      $495
 Net realized gain (loss) from
 security transactions............    (3,013)  (11,055)   ($3,000)       115      297    (2,816)   (4,760)     (536)
 Net unrealized appreciation
 (depreciation) on investments....    (1,328)   (8,440)    (3,044)    (4,813)  (4,705)     (708)    4,675    (1,060)
                       ---------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net
Assets
Resulting from Operations.........       633   (15,665)    (6,044)    (2,862)  (3,188)   (3,511)       54    (1,101)
                       ---------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
FROM POLICY TRANSACTIONS
 Transfer of net premiums.........     7,576    14,123      7,605     11,740    6,296     3,330     3,306     2,644
 Transfers between variable
 accounts, net....................     9,314    (1,791)    (2,146)    49,282    1,298      (434)    3,966     3,150
 Transfers--policy charges and
 deductions.......................    (3,393)   (5,205)    (2,914)    (4,255)  (1,400)     (813)   (1,034)     (598)
 Transfers--surrenders............    (2,019)   (1,534)    (1,081)    (1,217)  (1,198)     (264)     (515)     (470)
 Transfers--other.................      (480)   (1,087)      (601)      (850)  (1,369)      (54)     (431)     (113)
                       ---------------------------------------------------------------------------------------------
Net Increase in Net Assets
Derived from Policy Transactions..    10,998     4,506        863     54,700    3,627     1,765     5,292     4,613
                       ---------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS............................    11,631   (11,159)    (5,181)    51,838      439    (1,746)    5,346     3,512
                       ---------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year................    42,516    64,261     35,882     23,077   23,748    13,102    14,594     7,823
                       ---------------------------------------------------------------------------------------------
 End of Year......................   $54,147   $53,102    $30,701    $74,915  $24,187   $11,356   $19,940   $11,335
                       ---------------------------------------------------------------------------------------------

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000
(In thousands)

                        Emerging  Diversified Small-Cap  International   I-Net      Multi-    Equity    Strategic   Growth
                        Markets    Research    Equity      Large-Cap   Tollkeeper  Strategy   Income      Value       LT
                        Variable   Variable   Variable     Variable     Variable   Variable  Variable   Variable   Variable
                        Account   Account (1)  Account    Account (1)  Account (1) Account   Account   Account (1) Account
                    --------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM OPERATIONS
 Net investment
 income...............      $12        $16     $22,131          $17                 $15,492   $20,983       $1      $86,293
 Net realized gain
 (loss) from security
 transactions.........    2,174         33      37,014         (899)       ($39)      1,836     6,806                54,726
 Net unrealized
 appreciation
 (depreciation)
 on investments.......  (12,692)        13    (130,859)      (1,783)     (2,237)    (16,234)  (43,571)     (11)    (277,267)
                    --------------------------------------------------------------------------------------------------
Net Increase
(Decrease) in Net
Assets
Resulting from
Operations............  (10,506)        62     (71,714)      (2,665)     (2,276)      1,094   (15,782)     (10)    (136,248)
                    --------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM POLICY
TRANSACTIONS
 Transfer of net
 premiums.............    5,600        834      38,899        4,114       1,210      15,754    33,109       52       84,921
 Transfers between
 variable accounts,
 net..................    8,725      5,218      16,628       20,341       7,035      (1,013)    1,768      861       55,046
 Transfers--policy
 charges and
 deductions...........   (1,542)      (157)    (14,915)        (794)       (272)     (6,614)  (11,919)      (8)     (30,926)
 Transfers--
 surrenders...........     (570)        (3)    (12,744)        (114)        (13)     (2,799)   (6,034)              (17,105)
 Transfers--other.....     (480)       (15)     (5,225)        (566)       (264)     (1,215)   (3,641)     (16)     (11,190)
                    --------------------------------------------------------------------------------------------------
Net Increase in Net
Assets
Derived from Policy
Transactions..........   11,733      5,877      22,643       22,981       7,696       4,113    13,283      889       80,746
                    --------------------------------------------------------------------------------------------------
NET INCREASE
(DECREASE) IN NET
ASSETS................    1,227      5,939     (49,071)      20,316       5,420       5,207    (2,499)     879      (55,502)
                    --------------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year....   19,910                289,069                              151,897   225,466               536,446
                    --------------------------------------------------------------------------------------------------
 End of Year..........  $21,137     $5,939    $239,998      $20,316      $5,420    $157,104  $222,967     $879     $480,944
                    --------------------------------------------------------------------------------------------------

(1) Operations commenced on January 4, 2000 for the Diversified Research Variable Account, January 3, 2000 for the International Large-Cap Variable Account, May 1, 2000 for the I-Net Tollkeeper Variable Account, and October 2, 2000 for the Strategic Value Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2000
(In thousands)

                           Focused   Mid-Cap   International  Equity   Small-Cap            Inflation  Managed    Money
                             30       Value        Value      Index      Index     REIT      Managed     Bond     Market
                          Variable   Variable    Variable    Variable  Variable  Variable   Variable   Variable  Variable
                         Account (1) Account      Account    Account    Account  Account   Account (2) Account   Account
                      ----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS
FROM OPERATIONS
 Net investment income..       $5       $192       $6,503      $9,274      $240     $406      $1,405     $8,482    $9,399
 Net realized gain
 (loss) from security
 transactions...........       (4)     1,064        3,605      27,250       (19)     537        (359)      (737)      245
 Net unrealized
 appreciation
 (depreciation)
 on investments.........     (150)     1,946      (35,319)    (81,837)   (1,931)   1,170       1,794      7,338      (175)
                      ----------------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets
Resulting from
Operations..............     (149)     3,202      (25,211)    (45,313)   (1,710)   2,113       2,840     15,083     9,469
                      ----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
NET ASSETS FROM POLICY
TRANSACTIONS
 Transfer of net
 premiums...............       43      4,295       36,625      92,486     4,652    1,931       4,994     20,167   316,982
 Transfers between
 variable accounts,
 net....................    1,263     12,071        2,733      13,565     8,085    7,479       4,631     26,330  (220,717)
 Transfers--policy
 charges and
 deductions.............      (18)    (1,042)     (11,035)    (26,801)     (868)    (517)     (1,531)    (6,394)  (15,498)
 Transfers--surrenders..                 (54)      (6,805)    (13,558)     (122)    (251)     (1,229)    (3,001)  (10,933)
 Transfers--other.......      (34)      (181)      (3,276)     (5,544)     (291)    (167)       (457)    (1,321)   (7,804)
                      ----------------------------------------------------------------------------------------------
Net Increase in Net
Assets
Derived from Policy
Transactions............    1,254     15,089       18,242      60,148    11,456    8,475       6,408     35,781    62,030
                      ----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS...........    1,105     18,291       (6,969)     14,835     9,746   10,588       9,248     50,864    71,499
                      ----------------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year......               5,208      215,349     434,565     6,426    2,643      22,218    114,197   131,046
                      ----------------------------------------------------------------------------------------------
 End of Year............   $1,105    $23,499     $208,380    $449,400   $16,172  $13,231     $31,466   $165,061  $202,545
                      ----------------------------------------------------------------------------------------------

(1) Operations commenced on October 2, 2000.

(2) Formerly named Government Securities Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENT OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2000
(In thousands)

                             High Yield           Aggressive Large-Cap
                                Bond     Equity     Equity     Value   Variable  Variable  Variable  Variable
                              Variable  Variable   Variable  Variable  Account   Account   Account   Account
                              Account   Account    Account    Account     I         II       III        IV
                      ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
 Net investment income.....    $4,404    $4,305     $1,226       $217   $1,858    $1,826    $3,567    $1,054
 Net realized gain (loss)
 from security
 transactions..............    (4,022)    4,154      1,368        785      305     1,170     1,545       318
 Net unrealized
 appreciation
 (depreciation)
 on investments............    (2,080)  (28,706)   (11,733)       781     (879)   (6,036)   (6,187)   (2,074)
                      ---------------------------------------------------------------------------------------
Net Increase (Decrease) in
Net Assets
Resulting from Operations..    (1,698)  (20,247)    (9,139)     1,783    1,284    (3,040)   (1,075)     (702)
                      ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET
ASSETS
FROM POLICY TRANSACTIONS
 Transfer of net premiums..     8,079    17,220      9,760      5,067    4,882     3,857     3,548     1,298
 Transfers between variable
 accounts, net.............    (7,770)   14,858      6,623     12,710    9,591    (7,257)    5,683     2,156
 Transfers--policy charges
 and deductions............    (2,543)   (4,462)    (2,604)    (1,110)    (902)     (716)     (713)     (336)
 Transfers--surrenders.....    (1,322)   (1,490)      (944)      (186)    (636)     (917)     (793)     (515)
 Transfer--other...........      (262)   (1,217)      (849)      (565)    (398)     (447)     (519)      (83)
                      ---------------------------------------------------------------------------------------
Net Increase (Decrease) in
Net Assets
Derived from Policy
Transactions...............    (3,818)   24,909     11,986     15,916   12,537    (5,480)    7,206     2,520
                      ---------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
NET ASSETS.................    (5,516)    4,662      2,847     17,699   13,821    (8,520)    6,131     1,818
                      ---------------------------------------------------------------------------------------
NET ASSETS
 Beginning of Year.........    48,032    59,599     33,035      5,378    9,927    21,622     8,463     6,005
                      ---------------------------------------------------------------------------------------
 End of Year...............   $42,516   $64,261    $35,882    $23,077  $23,748   $13,102   $14,594    $7,823
                      ---------------------------------------------------------------------------------------

See Notes to Financial Statements

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                         NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES

 The Pacific Select Exec Separate Account (the "Separate Account") is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2001 is comprised of thirty-five subaccounts called Variable Accounts: the Blue Chip, Aggressive Growth, Emerging Markets, Diversified Research, Small-Cap Equity, International Large-Cap, I-Net Tollkeeper, Financial Services, Health Sciences, Technology, Telecommunications, Multi-Strategy, Equity Income, Strategic Value, Growth LT, Focused 30, Mid-Cap Value, International Value, Capital Opportunities, Mid-Cap Growth, Global Growth, Equity Index, Small-Cap Index, REIT, Inflation Managed (formerly Government Securities), Managed Bond, Money Market, High Yield Bond, Equity, Aggressive Equity, and Large-Cap Value Variable Accounts, and Variable Account I, Variable Account II, Variable Account III, and Variable Account IV. The assets in each of the first thirty-one Variable Accounts are invested in shares of the corresponding portfolios of Pacific Select Fund and the assets in each of the last four Variable Accounts (I-IV) are invested in the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation, and Clifton Enhanced U.S. Equity Portfolios, respectively, which are all portfolios of M Fund, Inc. (collectively, the "Funds"). Each Portfolio pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are either included in Sections B through E of this report or provided separately and should be read in conjunction with the Separate Account's financial statements.

 The Separate Account organized and registered with the Securities and Exchange Commission nine new Variable Accounts: the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Variable Accounts, which commenced operations in 2001. The Aggressive Growth Variable Account commenced operations on January 2, 2001, the Telecommunications Variable Account commenced operations on January 3, 2001, the Blue Chip, Financial Services, Health Sciences, Mid-Cap Growth, and Global Growth Variable Accounts commenced operations on January 4, 2001, the Technology Variable Account commenced operations on January 5, 2001, and the Capital Opportunities Variable Account commenced operations on January 12, 2001.

 On September 22, 2000, the net assets of the Pacific Select Fund Bond and Income Portfolio, the underlying portfolio for the Bond and Income Variable Account, were transferred to the Pacific Select Fund Managed Bond Portfolio (the "reorganization"). In connection with the reorganization a total of 657,265 outstanding accumulation units (valued at $8,510,243) of the Bond and Income Variable Account were exchanged for 326,731 accumulation units with equal value of the Managed Bond Variable Account.

 The Separate Account was established by Pacific Life Insurance Company ("Pacific Life") on May 12, 1988 and commenced operations on November 22, 1988. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Life.

 The Separate Account held by Pacific Life represents funds from individual flexible premium variable life insurance policies. The assets of the Separate Account are carried at market value.

 The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

 A. Valuation of Investments

 Investments in shares of the Funds are valued at the reported net asset values of the respective portfolios. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

 B. Security Transactions and Investment Income

 Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date.

 C. Federal Income Taxes

 The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account.

2. DIVIDENDS

 During 2001, the Funds declared dividends for each portfolio, except for the Aggressive Growth, I-Net Tollkeeper, Health Sciences, Technology, Mid-Cap Growth, Global Growth, and Aggressive Equity Portfolios. The amounts accrued by the Separate Account for its share of the dividends were reinvested in additional full and fractional shares of the related portfolios.

3. CHARGES AND EXPENSES

 With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums for sales load and state premium taxes before amounts are allocated to the Separate Account. Pacific Life also makes certain deductions from the net assets of each Variable Account for the mortality and expense risks Pacific Life assumes, administrative expenses, cost of insurance, charges for optional benefits and any sales and underwriting surrender charges. The operating expenses of the Separate Account are paid by Pacific Life.

4. RELATED PARTY AGREEMENT

Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)


5. SEPARATE ACCOUNT'S COST OF INVESTMENTS IN THE FUNDS' SHARES

 The investment in the Funds' shares are carried at identified cost, which represents the amount available for investment (including reinvested distributions of net investment income and realized gains). A reconciliation of total cost and market value of the Separate Account's investments in the Funds as of December 31, 2001 were as follows (amounts in thousands):

                                                            Variable Accounts
                        -----------------------------------------------------------------------------------------
                             Blue      Aggressive   Emerging    Diversified   Small-Cap  International   I-Net
                           Chip (1)    Growth (1)   Markets      Research       Equity     Large-Cap   Tollkeeper
                        -----------------------------------------------------------------------------------------
Total cost of
 investments at
 beginning of year                                  $28,766        $5,926      $306,981     $22,104      $7,665
Add:Total net proceeds
 from policy
 transactions               $24,185      $6,548      23,404        20,085       100,927      43,408       3,476
 Reinvested
 distributions from the
 Funds:
 (a) Net investment
 income                          14                      31            26         1,385         218
 (b) Net realized gain                                                           36,454
                        -----------------------------------------------------------------------------------------
         Sub-Total           24,199       6,548      52,201        26,037       445,747      65,730      11,141
Less:Cost of
 investments disposed
 during the year                334         587      33,055         4,122       168,610      33,063       5,703
                        -----------------------------------------------------------------------------------------
Total cost of
 investments at end of
 year                        23,865       5,961      19,146        21,915       277,137      32,667       5,438
Add:Unrealized
 appreciation
 (depreciation)              (2,055)       (447)      1,676            27       (42,193)       (387)     (1,381)
                        -----------------------------------------------------------------------------------------
Total market value of
 investments at end of
 year                       $21,810      $5,514     $20,822       $21,942      $234,944     $32,280      $4,057
                        -----------------------------------------------------------------------------------------

                          Financial      Health      Tech-       Telecom-       Multi-                 Strategic
                         Services (1) Sciences (1) nology (1) munications (1)  Strategy  Equity Income   Value
                        -----------------------------------------------------------------------------------------
Total cost of
 investments at
 beginning of year                                                             $156,374    $227,421        $890
Add:Total net proceeds
 from policy
 transactions                $3,122      $9,461      $7,204        $1,565        22,130      19,854       4,399
 Reinvested
 distributions from the
 Funds:
 (a) Net investment
 income                           7                                     1         3,965       1,411          11
 (b) Net realized gain                                                              285       2,428
                        -----------------------------------------------------------------------------------------
         Sub-Total            3,129       9,461       7,204         1,566       182,754     251,114       5,300
Less:Cost of
 investments disposed
 during the year                438       3,592       3,301           834        18,258      22,118       1,876
                        -----------------------------------------------------------------------------------------
Total cost of
 investments at end of
 year                         2,691       5,869       3,903           732       164,496     228,996       3,424
Add:Unrealized
 appreciation
 (depreciation)                  (6)        109                        33        (7,865)    (33,637)       (132)
                        -----------------------------------------------------------------------------------------
Total market value of
 investments at end of
 year                        $2,685      $5,978      $3,903          $765      $156,631    $195,359      $3,292
                        -----------------------------------------------------------------------------------------

                                                                  Inter-       Capital
                            Growth      Focused     Mid-Cap      national     Opportuni-    Mid-Cap      Global
                              LT           30        Value         Value       ties (1)   Growth (1)   Growth (1)
                        -----------------------------------------------------------------------------------------
Total cost of
 investments at
 beginning of year         $488,298      $1,256     $21,488      $216,468
Add:Total net proceeds
 from policy
 transactions                79,311       1,550      55,055        52,652       $10,204     $14,481      $1,102
 Reinvested
 distributions from the
 Funds:
 (a) Net investment
 income                       4,241           1         403         1,823            10
 (b) Net realized gain       62,876                   1,207         3,049
                        -----------------------------------------------------------------------------------------
         Sub-Total          634,726       2,807      78,153       273,992        10,214      14,481       1,102
Less:Cost of
 investments disposed
 during the year             53,454         766      10,339        56,829           937       8,868         103
                        -----------------------------------------------------------------------------------------
Total cost of
 investments at end of
 year                       581,272       2,041      67,814       217,163         9,277       5,613         999
Add:Unrealized
 appreciation
 (depreciation)            (235,246)       (151)      4,212       (46,935)         (774)        335         (32)
                        -----------------------------------------------------------------------------------------
Total market value of
 investments at end of
 year                      $346,026      $1,890     $72,026      $170,228        $8,503      $5,948        $967
                        -----------------------------------------------------------------------------------------

                                       Small-Cap                 Inflation     Managed                 High Yield
                         Equity Index    Index        REIT      Managed (2)      Bond    Money Market     Bond
                        -----------------------------------------------------------------------------------------
Total cost of
 investments at
 beginning of year         $395,037     $17,437     $12,201       $30,840      $164,249    $202,967     $46,893
Add:Total net proceeds
 from policy
 transactions                75,155      22,930      11,281        20,194        46,724     408,771      30,540
 Reinvested
 distributions from the
 Funds:
 (a) Net investment
 income                       4,572         228         642         1,359         9,748       8,530       4,974
 (b) Net realized gain        1,638       1,633          61
                        -----------------------------------------------------------------------------------------
         Sub-Total          476,402      42,228      24,185        52,393       220,721     620,268      82,407
Less:Cost of
 investments disposed
 during the year             24,831       4,719       4,139        10,703        17,998     392,380      22,556
                        -----------------------------------------------------------------------------------------
Total cost of
 investments at end of
 year                       451,571      37,509      20,046        41,690       202,723     227,888      59,851
Add:Unrealized
 appreciation
 (depreciation)             (25,051)     (1,672)      1,135           708         4,098        (215)     (5,705)
                        -----------------------------------------------------------------------------------------
Total market value of
 investments at end of
 year                      $426,520     $35,837     $21,181       $42,398      $206,821    $227,673     $54,146
                        -----------------------------------------------------------------------------------------

----------------
(1) Operations commenced during 2001 (See Note 1 to Financial Statements).

(2) Inflation Managed Variable Account was formerly named Government Securities Variable Account.

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)


                                                            Variable Accounts
                        ------------------------------------------------------------------------
                                       Aggressive  Large-Cap
                            Equity       Equity      Value           I            II          III          IV
                        ------------------------------------------------------------------------
Total cost of
 investments at
 beginning of year         $82,101      $42,926     $22,237       $23,185      $16,753      $18,615      $9,207
Add: Total net proceeds
 from policy
 transactions               25,312        7,926      62,927        10,021        5,959       28,643       6,511
  Reinvested
   distributions from
   the Funds:
  (a) Net investment
   income                       27                      433         1,172           13                      495
  (b) Net realized gain      3,803                    1,403            48                       139
                        ------------------------------------------------------------------------
          Sub-Total        111,243       50,852      87,000        34,426       22,725       47,397      16,213
Less:Cost of
 investments disposed
 during the year            31,861       10,064       8,104         6,097        7,009       28,110       2,434
                        ------------------------------------------------------------------------
Total cost of
 investments at end of
 year                       79,382       40,788      78,896        28,329       15,716       19,287      13,779
Add:Unrealized
 appreciation
 (depreciation)            (26,280)     (10,087)     (3,973)       (4,142)      (4,360)         653      (2,444)
                        ------------------------------------------------------------------------
Total market value of
 investments at end of
 year                      $53,102      $30,701     $74,923       $24,187      $11,356       19,940     $11,335
                        ------------------------------------------------------------------------

6. TRANSACTIONS IN SEPARATE ACCOUNT UNITS

 Transactions in Separate Account units for the year ended December 31, 2001 were as follows (units in thousands):

                                                            Variable Accounts
                        ------------------------------------------------------------------------
                             Blue      Aggressive   Emerging    Diversified   Small-Cap  International   I-Net
                           Chip (1)    Growth (1)   Markets      Research       Equity     Large-Cap   Tollkeeper
                        ------------------------------------------------------------------------
Total units outstanding
 at beginning of year                                 3,028           522        5,308        2,589         800
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
  premiums                     442          122         784           251          734        1,163         266
 (b) Transfers between
  variable accounts,
  net                        2,591          617         (92)        1,378          (84)       2,045         (21)
 (c) Transfers--policy
  charges and
  deductions                  (161)         (40)       (284)          (71)        (376)        (382)       (114)
 (d) Transfers--
  surrenders                   (19)          (2)       (122)          (53)        (204)        (195)        (14)
 (e) Transfers--other          (41)         (10)        (47)          (45)         (47)        (188)        (12)
                        ------------------------------------------------------------------------
          Sub-Total          2,812          687         239         1,460           23        2,443         105
                        ------------------------------------------------------------------------
Total units outstanding
 at end of year              2,812          687       3,267         1,982        5,331        5,032         905
                        ------------------------------------------------------------------------
                          Financial      Health      Tech-       Telecom-       Multi-                 Strategic
                         Services (1) Sciences (1) nology (1) munications (1) Strategy   Equity Income   Value
                        ------------------------------------------------------------------------
Total units outstanding
 at beginning of year                                                            4,239        4,665          90
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
  premiums                      43           72          82            44          376          611          84
 (b) Transfers between
  variable accounts,
  net                          268          556         583           128          196         (261)        229
 (c) Transfers--policy
  charges and
  deductions                   (15)         (25)        (32)          (12)        (226)        (310)        (25)
 (d) Transfers--
  surrenders                    (2)          (2)         (3)           (1)        (262)        (149)         (3)
 (e) Transfers--other           (1)          (2)         (2)                       (48)         (71)         (2)
                        ------------------------------------------------------------------------
          Sub-Total            293          599         628           159           36         (180)        283
                        ------------------------------------------------------------------------
Total units outstanding
 at end of year                293          599         628           159        4,275        4,485         373
                        ------------------------------------------------------------------------
                                                                  Inter-       Capital
                            Growth      Focused     Mid-Cap      national     Opportuni-    Mid-Cap      Global
                              LT           30        Value         Value       ties (1)   Growth (1)   Growth (1)
                        ------------------------------------------------------------------------
Total units outstanding
 at beginning of year        9,673          134       1,819         8,754
Increase (decrease) in
 units resulting from
 policy transactions:
 (a) Transfer of net
  premiums                   1,829           71         780         1,440          171          142          16
 (b) Transfers between
  variable accounts,
  net                         (319)          88       2,864           (88)       1,012          654         109
 (c) Transfers--policy
  charges and
  deductions                  (812)         (26)       (281)         (621)         (62)         (32)         (5)
 (d) Transfers--
  surrenders                  (357)          (2)       (165)         (248)          (6)          (7)         (2)
 (e) Transfers--other         (135)          (1)        (97)          (83)         (22)          (6)
                        ------------------------------------------------------------------------
          Sub-Total            206          130       3,101           400        1,093          751         118
                        ------------------------------------------------------------------------
Total units outstanding
 at end of year              9,879          264       4,920         9,154        1,093          751         118
                        ------------------------------------------------------------------------

----------------
(1) Operations commenced during 2001 (See Note 1 to Financial Statements).

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)

                                                                      Variable Accounts
                      --------------------------------------------------------------------------------------------
                                              Equity  Small-Cap             Inflation  Managed  Money   High Yield
                                              Index     Index      REIT    Managed (1)  Bond   Market      Bond
                      --------------------------------------------------------------------------------------------
Total units outstanding at beginning of year   9,728    1,429        998      1,209     6,071   10,749    1,581
Increase (decrease) in units resulting from
 policy transactions:
 (a) Transfer of net premiums                  1,984      331        288        243       722   15,396      275
 (b) Transfers between variable accounts,
  net                                             46    1,563        386        253       859  (12,467)     344
 (c) Transfers--policy charges and
  deductions                                    (783)    (138)      (106)       (91)     (335)  (1,112)    (123)
 (d) Transfers--surrenders                      (339)     (54)       (41)       (40)     (175)    (596)     (73)
 (e) Transfers--other                           (127)     (19)       (54)       (12)      (54)    (337)     (17)
                      --------------------------------------------------------------------------------------------
          Sub-Total                              781    1,683        473        353     1,017      884      406
                      --------------------------------------------------------------------------------------------
Total units outstanding at end of year        10,509    3,112      1,471      1,562     7,088   11,633    1,987
                      --------------------------------------------------------------------------------------------
                                                      Aggressive Large-Cap
                                              Equity    Equity     Value        I        II      III        IV
                      --------------------------------------------------------------------------------------------
Total units outstanding at beginning of year   4,147    2,798      1,840      1,288       599      724      421
Increase (decrease) in units resulting from
 policy transactions:
 (a) Transfer of net premiums                  1,087      706        967        372       187      155      173
 (b) Transfers between variable accounts,
  net                                           (249)    (182)     3,915         74       (45)     206      188
 (c) Transfers--policy charges and
  deductions                                    (406)    (275)      (351)       (83)      (45)     (53)     (38)
 (d) Transfers--surrenders                      (118)     (99)      (102)       (69)      (14)     (25)     (26)
 (e) Transfers--other                            (81)     (55)       (70)       (78)       (3)      (8)     (17)
                      --------------------------------------------------------------------------------------------
          Sub-Total                              233       95      4,359        216        80      275      280
                      --------------------------------------------------------------------------------------------
Total units outstanding at end of year         4,380    2,893      6,199      1,504       679      999      701
                      --------------------------------------------------------------------------------------------

----------------
(1) Inflation Managed Variable Account was formerly named Government Securities Variable Account.

                      PACIFIC SELECT EXEC SEPARATE ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS (Continued)

7. FINANCIAL HIGHLIGHTS

 Selected accumulation unit value (AUV), total units outstanding, total net assets, ratios of investment income to average daily net assets, and total returns for the year ended December 31, 2001 were as follows:

                                                           Ratios of
                            AUV     Number      Total     Investment
                            at        of         Net       Income to
          Variable          End      Units      Assets    Average Net   Total
          Accounts        of Year Outstanding (in $000's)   Assets    Returns (1)
     ----------------------------------------------------------------------------
      Blue Chip (2)         $7.75   2,811,771    $21,799        0.12%   (21.39%)
     ----------------------------------------------------------------------------
      Aggressive
       Growth (2)            8.02     687,433      5,514        0.00%   (18.82%)
     ----------------------------------------------------------------------------
      Emerging Markets       6.37   3,266,714     20,822        0.16%    (9.32%)
     ----------------------------------------------------------------------------
      Diversified
       Research             11.07   1,981,854     21,942        0.27%    (2.05%)
     ----------------------------------------------------------------------------
      Small-Cap Equity      44.07   5,331,480    234,944       16.62%    (1.75%)
     ----------------------------------------------------------------------------
      International
       Large-Cap             6.41   5,031,727     32,264        0.84%   (18.63%)
     ----------------------------------------------------------------------------
      I-Net Tollkeeper       4.48     904,785      4,057        0.00%   (32.93%)
     ----------------------------------------------------------------------------
      Financial
       Services (2)          9.17     292,594      2,685        0.49%    (7.97%)
     ----------------------------------------------------------------------------
      Health Sciences
       (2)                   9.98     598,921      5,978        0.00%     1.04%
     ----------------------------------------------------------------------------
      Technology (2)         6.22     627,943      3,903        0.00%   (36.41%)
     ----------------------------------------------------------------------------
      Telecommunications
       (2)                   4.82     158,754        765        0.18%   (51.36%)
     ----------------------------------------------------------------------------
      Multi-Strategy        36.64   4,275,164    156,631        2.68%    (0.79%)
     ----------------------------------------------------------------------------
      Equity Income         43.56   4,485,299    195,359        1.88%    (7.87%)
     ----------------------------------------------------------------------------
      Strategic Value        8.82     373,489      3,292        0.43%    (9.20%)
     ----------------------------------------------------------------------------
      Growth LT             35.03   9,878,677    346,022       17.28%   (28.84%)
     ----------------------------------------------------------------------------
      Focused 30             7.16     264,148      1,890        0.07%   (13.24%)
     ----------------------------------------------------------------------------
      Mid-Cap Value         14.64   4,920,202     72,018        3.58%    13.93%
     ----------------------------------------------------------------------------
      International
       Value                18.60   9,153,924    170,229        2.73%   (22.30%)
     ----------------------------------------------------------------------------
      Capital
       Opportunities
       (2)                   7.78   1,093,055      8,503        0.21%   (21.52%)
     ----------------------------------------------------------------------------
      Mid-Cap Growth
       (2)                   7.92     750,712      5,948        0.00%   (19.83%)
     ----------------------------------------------------------------------------
      Global Growth
       (2)                   8.21     117,688        967        0.00%   (17.57%)
     ----------------------------------------------------------------------------
      Equity Index          40.58  10,509,402    426,521        1.46%   (11.18%)
     ----------------------------------------------------------------------------
      Small-Cap Index       11.52   3,111,792     35,837        9.13%     2.78%
     ----------------------------------------------------------------------------
      REIT                  14.40   1,471,261     21,181        4.06%     8.79%
     ----------------------------------------------------------------------------
      Inflation
       Managed (3)          27.14   1,561,993     42,395        3.63%     4.28%
     ----------------------------------------------------------------------------
      Managed Bond          29.18   7,087,634    206,826        5.14%     6.65%
     ----------------------------------------------------------------------------
      Money Market          19.57  11,632,924    227,674        3.70%     3.85%
     ----------------------------------------------------------------------------
      High Yield Bond       27.25   1,987,170     54,147        9.89%     1.17%
     ----------------------------------------------------------------------------
      Equity                12.12   4,379,878     53,102        6.78%   (20.84%)
     ----------------------------------------------------------------------------
      Aggressive
       Equity               10.61   2,892,614     30,701        0.00%   (16.90%)
     ----------------------------------------------------------------------------
      Large-Cap Value       12.08   6,199,163     74,915        3.85%    (3.04%)
     ----------------------------------------------------------------------------
      I                     16.08   1,503,806     24,187        5.27%   (12.77%)
     ----------------------------------------------------------------------------
      II                    16.71     679,453     11,356        0.11%   (22.46%)
     ----------------------------------------------------------------------------
      III                   19.96     999,083     19,940        0.84%    (0.36%)
     ----------------------------------------------------------------------------
      IV                    16.16     701,361     11,335        5.49%   (12.38%)

------------------
(1) Total returns do not include deductions at the separate account or contract level for any mortality and expense risk charges, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a contract, which, if incurred, would have resulted in lower returns. Total returns are not annualized for periods of less than one full year.

(2) Variable Accounts commenced operations during 2001 (See Note 1 to Financial Statements). The ratios of investment income to average daily net assets are annualized.

(3) Inflation Managed Variable Account was formerly named Government Securities Variable Account.

INDEPENDENT AUDITORS' REPORT
----------------------------

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2001 and 2000, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, CA
February 27, 2002

                Pacific Life Insurance Company and Subsidiaries

                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                              December 31,
                                                              2001     2000
------------------------------------------------------------------------------
                                                              (In Millions)
ASSETS
Investments:
  Fixed maturity securities available for sale, at estimated
   fair value                                                $17,047  $15,136
  Equity securities available for sale, at estimated fair
   value                                                         266      179
  Trading securities, at fair value                              458       71
  Mortgage loans                                               2,933    3,026
  Real estate                                                    183      221
  Policy loans                                                 4,899    4,680
  Other investments                                            2,796    2,654
-----------------------------------------------------------------------------
TOTAL INVESTMENTS                                             28,582   25,967
Cash and cash equivalents                                        510      211
Deferred policy acquisition costs                              2,113    1,796
Accrued investment income                                        377      335
Other assets                                                     642      557
Separate account assets                                       23,458   25,918
-----------------------------------------------------------------------------
TOTAL ASSETS                                                 $55,682  $54,784
=============================================================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Universal life and investment-type products                $21,796  $19,410
  Future policy benefits                                       4,580    4,542
  Short-term and long-term debt                                  439      359
  Other liabilities                                            1,690    1,323
  Separate account liabilities                                23,458   25,918
-----------------------------------------------------------------------------
TOTAL LIABILITIES                                             51,963   51,552
-----------------------------------------------------------------------------
Commitments and contingencies (Note 18)
Stockholder's Equity:
  Common stock - $50 par value; 600,000 shares authorized,
   issued and outstanding                                         30       30
  Paid-in capital                                                151      147
  Unearned ESOP shares                                            (3)      (6)
  Retained earnings                                            3,271    3,030
  Accumulated other comprehensive income                         270       31
-----------------------------------------------------------------------------
TOTAL STOCKHOLDER'S EQUITY                                     3,719    3,232
-----------------------------------------------------------------------------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY                   $55,682  $54,784
=============================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                    Years Ended December 31,
                                                     2001      2000     1999
------------------------------------------------------------------------------
                                                         (In Millions)
REVENUES
Universal life and investment-type product policy
 fees                                              $    821  $    769 $    654
Insurance premiums                                      812       552      484
Net investment income                                 1,628     1,683    1,510
Net realized investment gain (loss)                     (14)      997       99
Commission revenue                                      181       270      234
Other income                                            225       209      145
------------------------------------------------------------------------------
TOTAL REVENUES                                        3,653     4,480    3,126
------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Policy benefits paid or provided                      1,163       879      735
Interest credited to universal life and invest-
 ment-type products                                   1,029       997      938
Commission expenses                                     524       576      485
Operating expenses                                      634       575      453
------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                           3,350     3,027    2,611
------------------------------------------------------------------------------

INCOME BEFORE PROVISION FOR INCOME TAXES                303     1,453      515
Provision for income taxes                               55       458      144
------------------------------------------------------------------------------

INCOME BEFORE CUMULATIVE ADJUSTMENTS DUE
 TO CHANGES IN ACCOUNTING PRINCIPLES                    248       995      371
Cumulative adjustments due to changes in account-
 ing principles, net of taxes                            (7)
------------------------------------------------------------------------------

NET INCOME                                         $    241  $    995 $    371
==============================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                Accumulated Other
                                                                           Comprehensive Income (Loss)
                                                                     ----------------------------------------
                                                                       Unrealized
                                                                     Gain (Loss) on              Unrealized
                                                                      Derivatives     Foreign      Gain on
                                                   Unearned          and Securities  Currency    Interest in
                                    Common Paid-in   ESOP   Retained Available for  Translation     PIMCO
                                    Stock  Capital  Shares  Earnings   Sale, Net    Adjustment  Advisors L.P. Total
--------------------------------------------------------------------------------------------------------------------
                                                                     (In Millions)
BALANCES, JANUARY 1, 1999            $30    $126             $1,664      $ 507          $ 1                   $2,328
Comprehensive loss:
  Net income                                                    371                                              371
  Other comprehensive loss                                                (785)          (1)                    (786)
                                                                                                              ------
Total comprehensive loss                                                                                        (415)
Other equity adjustments                      11                                                                  11
Capital contribution                           3                                                                   3
Purchase of ESOP note                                $(13)                                                       (13)
Allocation of unearned ESOP shares                      1                                                          1
--------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 1999           30     140      (12)    2,035       (278)          -                     1,915
Comprehensive income:
  Net income                                                    995                                              995
  Other comprehensive income (loss)                                        236           (4)         $77         309
                                                                                                              ------
Total comprehensive income                                                                                     1,304
Other equity adjustments                       5                                                                   5
Allocation of unearned ESOP shares             2        6                                                          8
--------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 2000           30     147       (6)    3,030        (42)          (4)          77       3,232
Comprehensive income:
  Net income                                                    241                                              241
  Other comprehensive income (loss)                                        129           (1)         111         239
                                                                                                              ------
Total comprehensive income                                                                                       480
Other equity adjustments                       1                                                                   1
Allocation of unearned ESOP shares             3        3                                                          6
--------------------------------------------------------------------------------------------------------------------

BALANCES, DECEMBER 31, 2001          $30    $151     $ (3)   $3,271      $  87          $(5)        $188      $3,719
====================================================================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                    Years Ended December 31,
                                                        2001     2000     1999
-------------------------------------------------------------------------------
                                                         (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                           $   241  $   995  $   371
Adjustments to reconcile net income to net cash
 provided by operating activities:
  Amortization on fixed maturity securities              (73)     (72)     (78)
  Depreciation and other amortization                     26       36       21
  Earnings of equity method investees                     (6)     (23)     (93)
  Deferred income taxes                                   56      424       (8)
  Net realized investment (gain) loss                     14     (997)     (99)
  Net change in deferred policy acquisition costs       (317)    (350)    (545)
  Interest credited to universal life and
   investment-type products                            1,029      997      938
  Change in trading securities                          (387)      29       (3)
  Change in accrued investment income                    (42)     (48)     (28)
  Change in future policy benefits                        38      156       58
  Change in other assets and liabilities                 154       24      172
-------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                733    1,171      706
-------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available
 for sale:
  Purchases                                           (4,864)  (2,903)  (4,173)
  Sales                                                  941    1,595    2,334
  Maturities and repayments                            1,652    1,601    1,400
Repayments of mortgage loans                             682      700      681
Proceeds from sales of mortgage loans and real
 estate                                                   44        1       24
Purchases of mortgage loans and real estate             (593)    (806)    (886)
Change in policy loans                                  (219)    (422)    (255)
Cash received from acquisition of insurance block
 of business                                                               165
Other investing activity, net                            467     (664)     390
-------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES                 (1,890)    (898)    (320)
-------------------------------------------------------------------------------

(Continued)

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                               Years Ended December 31,
(Continued)                                     2001      2000      1999
--------------------------------------------------------------------------
                                                    (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits                                    $  4,690  $  4,090  $  4,453
  Withdrawals                                   (3,320)   (4,734)   (4,322)
Net change in short-term and long-term debt         80       135      (220)
Purchase of ESOP note                                                  (13)
Allocation of unearned ESOP shares                   6         8         1
--------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING
 ACTIVITIES                                      1,456      (501)     (101)
--------------------------------------------------------------------------

Net change in cash and cash equivalents            299      (228)      285
Cash and cash equivalents, beginning of year       211       439       154
--------------------------------------------------------------------------

CASH AND CASH EQUIVALENTS, END OF YEAR        $    510  $    211  $    439
==========================================================================

SUPPLEMENTAL SCHEDULE OF INVESTING AND FINANCING ACTIVITIES

In connection with the acquisition of an annuity block of business in 1999, as discussed in Note 4, the following assets and liabilities were assumed:

     Fixed maturity securities                                    $  1,593
     Cash and cash equivalents                                         165
     Other assets                                                      100
                                                                  --------
        Total assets assumed                                      $  1,858
                                                                  ========

     Annuity reserves                                             $  1,847
     Other liabilities                                                  11
                                                                  --------
        Total liabilities assumed                                 $  1,858
                                                                  ========

==========================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Income taxes paid (received)                  $    (48) $     74  $     83
Interest paid                                 $     23  $     28  $     23
==========================================================================

See Notes to Consolidated Financial Statements

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   ORGANIZATION AND DESCRIPTION OF BUSINESS

   Pacific Life Insurance Company (Pacific Life) was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California (CA DOI) and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

   Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, pension and institutional products, group employee benefits, broker-dealer operations, and investment management and advisory services. Pacific Life's primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans.

   BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

   The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries. All significant intercompany transactions and balances have been eliminated. Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the CA DOI. These consolidated financial statements differ from those filed with regulatory authorities (Note 2).

   NEW ACCOUNTING PRONOUNCEMENTS

   Effective January 1, 2001, the Company adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities - an amendment of SFAS No. 133. SFAS No. 133 and SFAS No. 138 establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. All derivatives, whether designated in hedging relationships or not, are required to be recorded at fair value. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). If the derivative is designated as a cash flow hedge, changes in the fair value of the derivative are recorded in other comprehensive income (loss) (OCI) and are recognized in earnings when the hedged item affects earnings. For derivative instruments not designated as hedges, the change in fair value of the derivative is recorded in net realized investment gain (loss).

   Upon adoption of SFAS No. 133 and SFAS No. 138, the Company recorded an increase to net income of $1 million, net of taxes, as a cumulative adjustment due to change in accounting principle. This increase was primarily attributable to recording derivatives not designated as hedges at fair value, offset by the recording of initial ineffectiveness on fair value hedges. In addition, upon adoption the Company recorded an increase to accumulated OCI of $38 million, net of taxes. This increase was primarily attributable to the designation of derivatives as fair value hedges. Gains and losses on derivatives that were previously deferred as adjustments to the carrying amount of the hedged items were not affected by the implementation of SFAS No. 133 and SFAS No. 138.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   Upon adoption of SFAS No. 133 and SFAS No. 138, the Company transferred $306 million of fixed maturity securities available for sale into the trading category. The transfer resulted in a reclassification of unrealized losses of $4 million, net of taxes, from accumulated OCI into net realized investment gain (loss).

   Effective April 1, 2001, the Company adopted Emerging Issues Task Force Issue (EITF) 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets. Under EITF 99-20, investors in certain asset-backed securities are required to record changes in their estimated yield on a prospective basis and to evaluate these securities for a decline in value, which is other than temporary. If the fair value of the asset-backed security has declined below its carrying amount and the decline is determined to be other than temporary, the security is written down to fair value. Upon adoption of EITF 99-20, the Company recorded a decrease to net income of $8 million, net of taxes, as a cumulative adjustment due to change in accounting principle.

   Effective April 1, 2001, the Company adopted the requirements of SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities - a replacement of FASB Statement No. 125, which revises the standards of accounting for securitizations and other transfers of financial assets and collateral and requires certain disclosures, but it carries over most of FASB Statement No. 125's provisions without reconsideration. Adoption of SFAS No. 140 did not have a material impact on the Company's consolidated financial statements.

   In June 2001, the FASB issued SFAS No. 141, Business Combinations, and SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 141, which was effective July 1, 2001, for any business combination entered into subsequent to June 30, 2001, requires the purchase method of accounting and separate recognition of intangible assets apart from goodwill if such intangible assets meet certain criteria. Adoption of SFAS No. 141 did not have a material impact on the Company's consolidated financial statements. SFAS No. 142, effective for fiscal years beginning after December 15, 2001, requires that ratable amortization of goodwill be replaced with periodic impairment tests of the goodwill asset and that intangible assets, other than goodwill, should be amortized over their useful lives. Amortization of goodwill was $5 million, $3 million and $12 million for the years ended December 31, 2001, 2000 and 1999, respectively. The Company has not yet finalized the quantification of the impact, if any, on its consolidated financial statements of applying the new requirements of SFAS No. 142.

   In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which addresses accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of. SFAS No. 144 is effective for fiscal years beginning after December 15, 2001. The Company has not yet finalized the quantification of the impact, if any, on its consolidated financial statements of applying the new requirements of SFAS No. 144.

   INVESTMENTS

   Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to deferred policy acquisition costs, recorded as a component of OCI. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary and changes in fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. Trading securities are reported at fair value with changes in fair value included in net realized investment gain (loss).

   For mortgage-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

   Mortgage loans, net of valuation allowances and writedowns, and policy loans are stated at unpaid principal balances.

   Real estate is carried at depreciated cost, net of writedowns, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

   Partnership and joint venture interests in which the Company does not have a controlling interest or a majority ownership are generally recorded using the equity method of accounting and are included in other investments.

   Investments in low income housing tax credits (LIHTC) are included in other investments. These investments are recorded under either the effective interest method or the equity method. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes. For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income and the related tax credits are recorded in the provision for income taxes. The amortization recorded in net investment income was $27 million, $33 million and $22 million for the years ended December 31, 2001, 2000 and 1999, respectively.

   The Company, through its wholly owned subsidiary Pacific Asset Management LLC and subsidiaries (PAM), had an approximate 33% beneficial ownership interest in PIMCO Advisors L.P. (PIMCO Advisors) as of December 31, 1999 and May 4, 2000, through the direct and indirect ownership of PIMCO Advisors' Class A limited partnership units (Class A units). This interest was accounted for using the equity method through May 4, 2000.

   On May 5, 2000, a transaction was closed whereby Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO Advisors other than those beneficially owned by PAM. PAM exchanged its Class A units for a new security, PIMCO Advisors Class E limited partnership units (Class E units). This exchange resulted in a realized, pretax nonmonetary exchange gain of $1,082 million, based on the fair value of the Class A units exchanged, or $38.75 per unit, the per unit value that Allianz paid to acquire its interest in PIMCO Advisors. This gain is included in net realized investment gain (loss) for the year ended December 31, 2000. A net deferred tax liability of $365 million was also established.

   As a result of this transaction, the Company has virtually no influence over PIMCO Advisors' operating and financial policies. Effective May 5, 2000, the interest in PIMCO Advisors is being accounted for using the cost method. The interest in PIMCO Advisors, which is included in other investments, is being reported at estimated fair value, as determined by the put and call option price described below. Unrealized gains of $177 million and $124 million, net of deferred income taxes of $66 million and $47 million, for the years ended December 31, 2001 and 2000, respectively, are reported as a component of OCI.

   In connection with this transaction, PAM entered into a Continuing Investment Agreement with Allianz with respect to its interest in PIMCO Advisors. The interest in PIMCO Advisors held by PAM is subject to put and call options held by PAM and Allianz, respectively. The put option gives PAM the right to require Allianz, on the last business day of each calendar quarter, to purchase all of the interest in PIMCO Advisors held by PAM. The put option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14. The call option gives Allianz the right to require PAM, on any January 31, April 30, July 31, or October 31, beginning on January 31, 2003, to sell its interest in PIMCO Advisors to Allianz. The call option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14 and can be exercised only if the call per unit value reaches a minimum value.

   Effective January 1, 2002, PIMCO Advisors changed its name to
   Allianz Dresdner Asset Management of America L.P.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   CASH AND CASH EQUIVALENTS

   Cash and cash equivalents include all investments with a remaining maturity of three months or less.

   DEFERRED POLICY ACQUISITION COSTS

   The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life and investment-type products, such costs are generally amortized over the expected life of the contract in proportion to the present value of expected gross profits using investment, mortality, expense margins and surrender charge assumptions and estimates. Adjustments are reflected in income or equity in the period the Company experiences deviations in gross profit assumptions and estimates. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in securities available for sale. For traditional life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves.

   Value of business acquired (VOBA), included as part of deferred policy acquisition costs, represents the present value of future profits generated from existing insurance contracts in force at the date of acquisition and is amortized over the expected policy or contract duration in relation to the present value of estimated gross profits from such policies and contracts. The VOBA balance was $91 million and $94 million as of December 31, 2001 and 2000, respectively.

   Components of deferred policy acquisition costs are as follows:

                                               Years Ended December 31,
                                                2001      2000      1999
                                              ----------------------------
                                                    (In Millions)
        Balance, January 1                      $1,796    $1,446    $  901
                                              ----------------------------
        Additions:
          Capitalized during the year              566       646       538
          Acquisition of insurance block of
           business                                                     75
                                              ----------------------------
        Total additions                            566       646       613
                                              ----------------------------
        Amortization:
          Allocated to commission expenses        (181)     (188)     (112)
          Allocated to operating expenses          (65)      (54)      (49)
          Allocated to OCI, unrealized gains
           (losses)                                 (3)      (54)       93
                                              ----------------------------
        Total amortization                        (249)     (296)      (68)
                                              ----------------------------
        Balance, December 31                    $2,113    $1,796    $1,446
                                              ============================

   UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

   Universal life and investment-type products, including guaranteed interest contracts (GICs) and funding agreements, are valued using the retrospective deposit method and consist principally of deposits received plus interest credited, less accumulated assessments. Interest credited to these policies primarily ranged from 2.0% to 8.0% during 2001, 2000 and 1999.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   FUTURE POLICY BENEFITS

   Life insurance reserves are valued using the net level premium method. Interest rate assumptions ranged from 4.5% to 9.3% for 2001, 2000 and 1999. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Dividends to policyholders are included in policy benefits paid or provided.

   Dividends are accrued based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 2001 and 2000, participating experience rated policies paying dividends represent less than 1% of direct written life insurance in force.

   REVENUES, BENEFITS AND EXPENSES

   Insurance premiums are recognized as revenues when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

   Generally, receipts for universal life and investment-type products are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

   Commission revenue from Pacific Life's broker-dealer subsidiaries is recorded on the trade date.

   DEPRECIATION AND AMORTIZATION

   Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives, which range from 5 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income. Depreciation and amortization of certain other assets is included in operating expenses.

   INCOME TAXES

   Pacific Life and its wholly owned life insurance subsidiary domiciled in Arizona, Pacific Life & Annuity Company (PL&A), are taxed as life insurance companies for income tax purposes. Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC and are allocated an expense or benefit based principally on the effect of including their operations in the consolidated return. Pacific Life's non insurance subsidiaries are either included in PMHC's combined California franchise tax return or file separate state tax returns. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

   SEPARATE ACCOUNTS

   Separate account assets are recorded at fair value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

   FAIR VALUE OF FINANCIAL INSTRUMENTS

   The estimated fair value of financial instruments, disclosed in Notes 5, 6 and 7, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

   RISKS AND UNCERTAINTIES

   The Company operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

   Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments, the liabilities for future policy benefits and the carrying amount of deferred policy acquisition costs. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company's liabilities are not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

   Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

   The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty. However, the Company does not anticipate nonperformance by the counterparties.

   The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company's life insurance or annuity products.

   USE OF ESTIMATES

   The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs, investment valuation and allowances, derivative valuation, and liabilities for future policy benefits. Actual results could differ from those estimates.

   RECLASSIFICATIONS

   Certain prior year amounts have been reclassified to conform to the 2001 financial statement presentation.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS

   Pacific Life prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the CA DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Effective
   January 1, 2001, the CA DOI required that insurance companies domiciled in the State of California prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners'
   (NAIC) Accounting Practices and Procedures Manual, version effective January 1, 2001 (NAIC SAP), subject to any deviations prescribed or permitted by the CA DOI. As a result of adopting NAIC SAP, Pacific Life reported a statutory cumulative effect of change in accounting principle that increased statutory surplus by $229 million as of January 1, 2001.

   NAIC SAP does not allow for restatement of prior year amounts. Therefore, prior year statutory amounts presented in this footnote are not comparable to current year statutory amounts.

   The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life as compared to the amounts reported as stockholder's equity and net income included on the accompanying consolidated financial statements:

                                                   December 31,
                                                    2001    2000
                                                   --------------
                                                   (In Millions)
         Statutory capital and surplus             $1,869  $1,678
           Deferred policy acquisition costs        2,124   1,764
           Asset valuation reserve                    524     524
           Non admitted assets                        378     115
           Accumulated other comprehensive income     270      31
           Surplus notes                             (150)   (150)
           Deferred income taxes                     (356)    181
           Insurance and annuity reserves            (795)   (767)
           Other                                     (145)   (144)
                                                   --------------
         Stockholder's equity as reported herein   $3,719  $3,232
                                                   ==============

                                              Years Ended December 31,
                                               2001      2000      1999
                                              ---------------------------
                                                    (In Millions)
         Statutory net income                 $    24  $    141  $    168
           Deferred policy acquisition costs      329       393       379
           Insurance and annuity reserves          25      (106)     (184)
           Deferred income taxes                  (29)      (87)       (3)
           Earnings of subsidiaries               (60)      674       (27)
           Other                                  (48)      (20)       38
                                              ---------------------------
         Net income as reported herein        $   241  $    995  $    371
                                              ===========================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2. STATUTORY RESULTS (Continued)

   RISK-BASED CAPITAL

   Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company's actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2001 and 2000, Pacific Life and PL&A exceeded the minimum risk-based capital requirements.

   PERMITTED PRACTICE

   For the year ended December 31, 2000, the CA DOI approved a permitted practice effective May 5, 2000, allowing Pacific Life to apply the accounting guidance promulgated for limited liability companies in Statement of Statutory Accounting Principle (SSAP) No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 46, Investments in Subsidiary, Controlled and Affiliated Entities, prior to the effective date of NAIC SAP, for its investment in PAM. Under this permitted practice, PAM was accounted for using the equity method of accounting. The permitted practice also required that the equity of PAM be adjusted for certain tax effects not recorded at PAM due to its limited liability company structure. As of January 1, 2001, this permitted practice became prescribed practice.

   Prior to May 5, 2000, net cash distributions received on PAM's interest in PIMCO Advisors were recorded as income, as permitted by the CA DOI.

   DIVIDEND RESTRICTIONS

   Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of adjusted statutory capital and surplus as of the preceding year end or the statutory net gain from operations for the previous calendar year, without prior approval from the CA DOI. Based on this limitation and 2001 statutory results, Pacific Life could pay $165 million in dividends in 2002 without prior approval. No dividends were paid during 2001, 2000 and 1999.

   The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. No dividends were paid during 2001, 2000 and 1999. Based on this limitation and 2001 statutory results, PL&A could pay $21 million in dividends in 2002 without prior approval.

3. CLOSED BLOCK

   In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of Closed Block policies that policy dividends will not change solely as a result of the Conversion.

   Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $292 million and $290 million as of December 31, 2001 and 2000, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $326 million and $330 million as of December 31, 2001 and 2000, respectively. The contribution to income from the Closed Block amounted to $5 million, $6 million and $4 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 2001, 2000 and 1999, respectively.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4. ACQUISITIONS

   All of the Company's acquisitions are accounted for using the purchase method of accounting.

   On December 31, 2001, a transaction was closed whereby Pacific Life exchanged its 100% common stock ownership in World-Wide Holdings Limited (World-Wide) for a 22.5% common stock ownership in Scottish Annuity & Life Holdings, Ltd. (Scottish). World-Wide's assets and liabilities were approximately $164 million and $103 million, respectively. Scottish, a publicly traded specialty reinsurer, issued new ordinary shares in exchange for World-Wide at a value of $78 million. Pacific Life recorded a nonmonetary exchange gain of $13 million, net of taxes, in connection with this exchange. Pacific Life will account for its investment in Scottish using the equity method of accounting. The Company has not yet completed the allocation of the purchase price to assets and liabilities acquired.

   In 1999, Pacific Life acquired a payout annuity block of business from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation. On the effective date, this block of business consisted of approximately 16,000 annuitants having reserves of $1.8 billion. The assets received as part of this acquisition amounted to $1.6 billion in fixed maturity securities and $0.2 billion in cash.

   During 1999, Pacific Life acquired a 95% interest in Grayhawk Golf Holdings, LLC (Grayhawk) for $65 million, which owns 100% of a real estate investment property in Arizona. Goodwill resulting from this transaction was $22 million.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS

   The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value and change in fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. The fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                    Net    Gross Unrealized
                                  Carrying ------------------   Estimated
                                   Amount  Gains     Losses     Fair Value
                                  ----------------------------------------
                                             (In Millions)
    As of December 31, 2001:
    ------------------------
    U.S. Treasury securities and
     obligations of
     U.S. government authorities
     and agencies                 $    32       $  2               $    34
    Obligations of states and
     political subdivisions           669         92                   761
    Foreign governments               292         27       $ 11        308
    Corporate securities           10,985        377        194     11,168
    Mortgage-backed and asset-
     backed securities              4,822        137        190      4,769
    Redeemable preferred stock          8                     1          7
                                  ----------------------------------------
    Total fixed maturity
     securities                   $16,808       $635       $396    $17,047
                                  ========================================
    Total equity securities       $   255       $ 20       $  9    $   266
                                  ========================================
    As of December 31, 2000:
    ------------------------
    U.S. Treasury securities and
     obligations of
     U.S. government authorities
     and agencies                 $    32       $  2               $    34
    Obligations of states and
     political subdivisions           641         55       $  1        695
    Foreign governments               302         20          5        317
    Corporate securities            8,780        258        232      8,806
    Mortgage-backed and asset-
     backed securities              5,230        101        100      5,231
    Redeemable preferred stock         52          9          8         53
                                  ----------------------------------------
    Total fixed maturity
     securities                   $15,037       $445       $346    $15,136
                                  ========================================
    Total equity securities       $   173       $ 18       $ 12    $   179
                                  ========================================


                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS (Continued)

   The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2001, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                       Net
                                                     Carrying Estimated
                                                      Amount  Fair Value
                                                     -------------------
                                                        (In Millions)
        Due in one year or less                      $   794    $   811
        Due after one year through five years          4,785      4,924
        Due after five years through ten years         3,699      3,775
        Due after ten years                            2,708      2,768
                                                     ------------------
                                                      11,986     12,278
        Mortgage-backed and asset-backed securities    4,822      4,769
                                                     ------------------
        Total                                        $16,808    $17,047
                                                     ==================

   Major categories of investment income are summarized as follows:

                                               Years Ended December 31,
                                                 2001    2000    1999
                                               ------------------------
                                                    (In Millions)
        Fixed maturity securities                $1,118  $1,109  $1,030
        Equity securities                             5      13      15
        Mortgage loans                              206     230     208
        Real estate                                  64      61      46
        Policy loans                                202     182     159
        Other                                       172     218     166
                                               ------------------------
        Gross investment income                   1,767   1,813   1,624
        Investment expense                          139     130     114
                                               ------------------------
        Net investment income                    $1,628  $1,683  $1,510
                                               ========================


                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5. INVESTMENTS (Continued)

   Net realized investment gain (loss), including changes in valuation allowances, is as follows:

                                                           Years Ended
                                                           December 31,
                                                         2001    2000  1999
                                                         ------------------
                                                          (In Millions)
        Fixed maturity securities                        $(45) $    2  $16
        Equity securities                                  31     (13)  58
        Mortgage loans                                              6    7
        Real estate                                         9      (3)  18
        Interest in PIMCO Advisors (Note 1)                     1,082
        Other investments                                  (9)    (77)
                                                         -----------------
        Total                                            $(14) $  997  $99
                                                         =================

   The change in fair value on investments in available for sale and trading securities is as follows:

                                                        December 31,
                                                      2001  2000     1999
                                                      -------------------
                                                        (In Millions)
        Available for sale securities:
          Fixed maturity                              $140  $477  $  (925)
          Equity                                         5   (20)    (157)
                                                      -------------------
        Total                                         $145  $457  $(1,082)
                                                      ===================
        Trading securities                            $(17) $  6  $     0
                                                      ===================

  Gross gains of $67 million, $125 million and $188 million and gross losses of $48 million, $44 million and $62 million, which have been included in earnings as a result of sales of available for sale securities, were realized for the years ended December 31, 2001, 2000 and 1999, respectively. Trading securities as of December 31, 2001 and 2000, included net unrealized losses of $15 million and net unrealized gains of $2 million, respectively.

  As of December 31, 2001 and 2000, investments in fixed maturity securities of $13 million were on deposit with state insurance departments to satisfy regulatory requirements. The Company's interest in PIMCO Advisors (Note 1) exceeds 10% of total stockholder's equity as of December 31, 2001.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FAIR VALUE OF FINANCIAL INSTRUMENTS

   The carrying amount and estimated fair value of the Company's financial instruments are as follows:

                                         December 31, 2001   December 31, 2000
                                        ------------------- -------------------
                                        Carrying  Estimated Carrying  Estimated
                                        Amount   Fair Value   Amount Fair Value
                                        ---------------------------------------
                                                     (In Millions)
    Assets:
      Fixed maturity and equity
       securities (Note 5)              $17,313   $17,313   $15,315   $15,315
      Trading securities                    458       458        71        71
      Mortgage loans                      2,933     3,088     3,026     3,246
      Policy loans                        4,899     4,899     4,680     4,680
      Cash and cash equivalents             510       510       211       211
      Interest in PIMCO Advisors (Note
       1)                                 1,703     1,703     1,548     1,548
      Derivative instruments (Note 7)        26        26        15        15
      Notes receivable from affiliates       88        88
    Liabilities:
      Guaranteed interest contracts       7,498     7,625     6,676     6,803
      Deposit liabilities                   482       495       470       483
      Annuity liabilities                 1,955     1,955     1,114     1,114
      Short-term debt                       275       275       195       195
      Long-term debt                        164       160       164       166
      Derivative instruments (Note 7)       530       530       445       445

   The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2001 and 2000:

   TRADING SECURITIES

   The fair value of trading securities is based on quoted market prices.

   MORTGAGE LOANS

   The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

   POLICY LOANS

   The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

   CASH AND CASH EQUIVALENTS

   The carrying values approximate fair values due to the short-term maturities of these instruments.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6. FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

   NOTES RECEIVABLE FROM AFFILIATES

   The carrying amount of notes receivable from affiliates (Note 16) is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

   GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

   The estimated fair value of GICs is estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

   ANNUITY LIABILITIES

   The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

   SHORT-TERM DEBT

   The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

   LONG-TERM DEBT

   The estimated fair value of surplus notes (Note 10) is based on market quotes. The carrying amount of other long-term debt is a reasonable estimate of its fair value because the interest rate on the debt is approximately the same as current market rates.

7. DERIVATIVES AND HEDGING ACTIVITIES

   The Company primarily utilizes various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration mismatch of assets and liabilities.

   The Company uses hedge accounting as allowed by SFAS No. 133 and SFAS No. 138, by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. Hedge effectiveness is assessed quarterly by a variety of techniques including Value-at-Risk, regression analysis and cumulative dollar offset. In certain cases, hedge effectiveness is assumed because the derivative instrument was constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVES AND HEDGING ACTIVITIES (Continued)

   Fair Value Hedges
   -----------------

   The Company primarily uses interest rate and foreign currency swaps and options to manage its exposure to changes in the fair values of its assets and liabilities due to fluctuations in foreign currencies and the benchmark interest rate. For derivative instruments that are designated as fair value hedges, the change in value of the derivative instrument as well as the change in fair value of the hedged item associated with the risk being hedged is recorded in net realized investment gain (loss). Periodic net settlements on derivatives designated as fair value hedges are reflected on an accrual basis as an adjustment to net investment income or interest credited on universal life and investment-type products, based on the item being hedged. The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. Upon termination of the fair value hedging relationship, the accumulated cost basis adjustment is amortized into net investment income or interest credited to universal life or investment-type products over its remaining life or recognized immediately in connection with the disposal of the hedged item.

   For the year ended December 31, 2001, the ineffectiveness related to fair value hedges was approximately $0.2 million, net of tax, which is recorded in net realized investment gain (loss). No component of the hedging instrument's fair value is excluded from the determination of effectiveness.

   Cash Flow Hedges
   ----------------

   The Company primarily uses interest rate and foreign currency swaps and interest rate futures contracts to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered to be probable to occur and are generally completed within 180 days of the inception of the hedge. The Company has not discontinued any cash flow hedges of anticipated transactions. For derivative instruments that are designated as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in OCI and is recognized as an adjustment to net investment income or interest credited on universal life and investment-type products when the hedged item affects earnings.

   The Company did not record any ineffectiveness for cash flow hedges during the year ended December 31, 2001. Over the next twelve months, the Company anticipates that $0.8 million of deferred gains on derivative instruments in accumulated OCI will be reclassified to earnings. For the year ended December 31, 2001, none of the Company's hedged forecasted transactions were determined to be probable of not occurring. No component of the hedging instrument's fair value is excluded from the determination of effectiveness.

   Derivatives Not Designated as Hedging Instruments
   -------------------------------------------------

   The Company enters into swap agreements, interest rate futures contracts, interest rate cap and floor agreements, and equity indexed futures contracts without designating the derivatives as hedging instruments. Derivatives that are not designated as hedging instruments are entered into primarily to manage the Company's interest rate risk from rising or falling interest rates, equity risk and yield enhancement. The Company uses credit default and total return swaps to manage the credit exposure of the portfolio, equity risk embedded in certain liabilities and to take advantage of market opportunities. Net realized investment gain (loss) for the year ended December 31, 2001 includes $2 million related to realized gains and losses and changes in fair value of derivative instruments not designated as hedges. Periodic net settlements on such derivatives are recorded as adjustments to net investment income or interest credited on universal life and investment-type products on an accrual basis, based upon the purpose of the derivative.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVES AND HEDGING ACTIVITIES (Continued)

   Embedded Derivatives
   --------------------

   The Company may enter into contracts that are not derivative instruments, but contain embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative. Such derivatives are recorded on the consolidated statement of financial condition at fair value, with changes in their fair value recorded in net realized investment gain (loss).

   Derivative Instruments
   ----------------------

   The Company uses a variety of derivative financial instruments, including swaps, caps, floors, and exchange traded futures contracts.

   Interest rate swap agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index, market or security. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

   Foreign currency swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts.

   The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value or guaranteed fixed income option. Synthetic GICs provide certain of the ERISA Plan's assets a guarantee of principal and interest, as it relates to certain benefit payments. The Company has an off balance sheet risk that the value of the underlying assets is insufficient to meet these guarantees. To control this risk, the Company pre-approves all investment guidelines. Default risk is absorbed by the ERISA Plan. The interest rate guarantee is reset periodically to reflect actual performance results. As of December 31, 2001 the Company had outstanding commitments to maintain liquidity for benefit payments on notional amounts of $2.6 billion compared to $1.7 billion as of December 31, 2000. The notional amounts represent the value of the ERISA Plan's assets only and are not a measure of the exposure to the Company.

   Interest rate floor agreements entitle the Company to receive the difference when the current rate of the underlying index is below the strike rate. Interest rate cap agreements entitle the Company to receive the difference when the current rate of the underlying index is above the strike rate. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Cash requirements for these instruments are generally limited to the premium paid by the Company at acquisition.

   Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

7. DERIVATIVES AND HEDGING ACTIVITIES (Continued)

   Outstanding derivatives with off-balance sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair value as of December 31, 2001 and 2000 are as follows:

                                                          Assets (Liabilities)
                                                -----------------------------------------
                                 Notional or    Carrying  Estimated  Carrying  Estimated
                              Contract Amounts   Value    Fair Value  Value    Fair Value
                              ----------------- --------  ---------- --------  ----------
                                2001     2000     2001       2001      2000       2000
                              -----------------------------------------------------------
                                                    (In Millions)
    Interest rate swap
     contracts                $  3,512 $  2,648   $(144)     $(144)    $ (89)      $ (89)
    Credit default and total
     return swaps                2,375    3,896    (105)      (105)     (132)       (132)
    Foreign currency swaps       3,310    2,488    (281)      (281)     (224)       (224)
    Synthetic GICs               2,599    1,695
    Interest rate floors,
     caps, options and
     swaptions                     829      745      26         26        15          15
    Financial futures
     contracts                      97       58
                              ----------------------------------------------------------
    Total                      $12,722  $11,530   $(504)     $(504)    $(430)      $(430)
                              ==========================================================

   A reconciliation of the notional or contract amounts is as follows:

                                   Balance  Acquisitions Terminations Balance
                                  Beginning  and Other       and      End of
                                   of Year   Additions    Maturities   Year
                                  -------------------------------------------
                                                 (In Millions)
    December 31, 2001:
    ------------------
    Interest rate swap contracts   $ 2,648     $1,100       $  236    $ 3,512
    Credit default and total
     return swaps                    3,896        254        1,775      2,375
    Foreign currency swaps           2,488      1,439          617      3,310
    Synthetic GICs                   1,695      1,046          142      2,599
    Interest rate floors, caps,
     options and swaptions             745        103           19        829
    Financial futures contracts         58      3,398        3,359         97
                                  -------------------------------------------
    Total                          $11,530     $7,340       $6,148    $12,722
                                  ===========================================
    December 31, 2000:
    ------------------
    Interest rate swap contracts   $ 2,867     $2,419       $2,638    $ 2,648
    Credit default and total
     return swaps                    2,120      2,898        1,122      3,896
    Foreign currency swaps           1,685      1,079          276      2,488
    Synthetic GICs                   1,632        470          407      1,695
    Interest rate floors, caps,
     options and swaptions           1,033        160          448        745
    Financial futures contracts        677      2,762        3,381         58
                                  -------------------------------------------
    Total                          $10,014     $9,788       $8,272    $11,530
                                  ===========================================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8. UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

   The detail of universal life and investment-type product liabilities is as follows:

                                                           December 31,
                                                           2001    2000
                                                          ---------------
                                                           (In Millions)
           Universal life                                 $12,278 $11,405
           Investment-type products                         9,518   8,005
                                                          ---------------
                                                          $21,796 $19,410
                                                          ===============

   The detail of universal life and investment-type products policy fees and interest credited, net of reinsurance ceded, is as follows:

                                       Years Ended December 31,
                                         2001     2000    1999
                                       -------------------------
                                             (In Millions)
           Policy fees:
             Universal life            $     582 $   541 $   509
             Investment-type products        239     228     145
                                       -------------------------
           Total policy fees           $     821 $   769 $   654
                                       =========================
           Interest credited:
             Universal life            $     500 $   467 $   444
             Investment-type products        529     530     494
                                       -------------------------
           Total interest credited     $   1,029 $   997 $   938
                                       =========================

9. LIABILITY FOR GROUP HEALTH UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE

   Activity in the liability for group health unpaid claims and claim adjustment expenses, which is included in future policy benefits, is summarized as follows:

                                  Years Ended December 31,
                                      2001        2000
                                  ------------------------
                                        (In Millions)
          Balance at January 1        $130        $116
          Incurred related to:
            Current year               569         395
            Prior years                (12)        (19)
                                  ------------------------
          Total incurred               557         376
                                  ------------------------
          Paid related to:
            Current year               448         297
            Prior years                 80          65
                                  ------------------------
          Total paid                   528         362
                                  ------------------------
          Balance at December 31      $159        $130
                                  ========================

   As a result of favorable settlement of prior years' estimated claims, the provision for claims and claim adjustment expenses decreased by $12 million and $19 million for the years ended December 31, 2001 and 2000, respectively.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. SHORT-TERM AND LONG-TERM DEBT

   Pacific Life borrows for short-term needs by issuing commercial paper. There was no commercial paper debt outstanding as of December 31, 2001 and 2000. As of December 31, 2001 and 2000, Pacific Life had a revolving credit facility of $350 million. There was no debt outstanding under the revolving credit facility as of December 31, 2001 and 2000.

   PAM had bank borrowings outstanding of $275 million and $195 million as of December 31, 2001 and 2000, respectively. The interest rate was 2.3% and 6.9% as of December 31, 2001 and 2000, respectively. The amount of the borrowings and the interest rates are reset monthly. The borrowing limit for PAM as of December 31, 2001 and 2000, was $275 million and $215 million, respectively.

   Grayhawk has a note payable with a maturity date of May 22, 2008. The note bears a fixed rate of interest of 7.6%. The outstanding balance as of December 31, 2001 and 2000 was $14 million.

   Pacific Life has $150 million of long-term debt, which consists of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest and principal on the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $12 million for each of the years ended December 31, 2001, 2000 and 1999 and is included in net investment income.

11. INCOME TAXES

   The provision for income taxes is as follows:

                                                   Years Ended December 31,
                                                      2001      2000     1999
                                                  -----------------------------
                                                       (In Millions)
    Current                                          $(5)      $ 34     $152
    Deferred                                          60        424       (8)
                                                  -----------------------------
    Provision for income taxes on income before
     cumulative adjustments due to changes in
     accounting principles                            55        458      144
    Deferred income tax provision on cumulative
     adjustments due to changes in accounting
     principles                                       (4)
                                                  -----------------------------
    Total                                            $51       $458     $144
                                                  =============================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES (Continued)


   The sources of the Company's provision for deferred taxes are as follows:

                                                   Years Ended December 31,
                                                    2001      2000      1999
                                                  ----------------------------
                                                        (In Millions)
    Nonmonetary exchange of PIMCO Advisors units
     (Note 1)                                                   $447
    Deferred policy acquisition costs                 $ 99        57      $ 20
    Policyholder reserves                                7        19        51
    Duration hedging                                               3       (30)
    Investment valuation                                (7)      (19)      (28)
    Partnership income                                 (26)        3       (25)
    Low income housing credit carryover                (31)
    Other                                               14        (4)        4
                                                  ----------------------------
    Deferred taxes from operations                      56       506        (8)
    Release of deferred taxes in connection with
     nonmonetary exchange of PIMCO Advisors
     units (Note 1)                                              (82)
                                                  ----------------------------
    Provision for deferred taxes                      $ 56      $424      $ (8)
                                                  ============================

   In connection with the nonmonetary exchange of partnership units at PIMCO Advisors (Note 1), certain nonoperating deferred taxes previously established were released during the year ended December 31, 2000.

   A reconciliation of the provision for income taxes based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

                                                    Years Ended December 31,
                                                     2001      2000      1999
                                                   ----------------------------
                                                         (In Millions)
    Provision for income taxes at the statutory
     rate                                              $106      $509      $180
      State income taxes                                  4        25
      Nontaxable investment income                       (6)       (6)       (7)
      Low income housing and foreign tax credits        (28)      (22)      (19)
      Book to tax basis difference on nonmonetary
       exchange of PIMCO Advisors units (Note 1)                  (35)
      Other                                             (21)      (13)      (10)
                                                   ----------------------------
    Provision for income taxes on income before
     cumulative adjustments due to changes in
     accounting principles                               55       458       144
    Deferred income tax provision on cumulative
     adjustments due to changes in accounting
     principles                                          (4)
                                                   ----------------------------
    Total                                              $ 51      $458      $144
                                                   ============================

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. INCOME TAXES (Continued)

   The net deferred tax liability, included in other liabilities as of December 31, 2001 and 2000, is comprised of the following tax effected temporary differences:

                                                             December 31,
                                                              2001    2000
                                                             --------------
                                                             (In Millions)
        Deferred tax assets
          Policyholder reserves                              $  177   $ 184
          Investment valuation                                   99      92
          Deferred compensation                                  40      35
          Low income housing credit carryover                    31
          Duration hedging                                       18      18
          Partnership income                                     10
          Dividends                                               7       7
          Postretirement benefits                                 6       8
          Other                                                   5      22
                                                             --------------
        Total deferred tax assets                               393     366
                                                             --------------
        Deferred tax liabilities
          Nonmonetary exchange of PIMCO Advisors units
           (Note 1)                                            (429)   (429)
          Deferred policy acquisition costs                    (200)   (101)
          Partnership income                                            (16)
          Depreciation                                           (2)     (2)
                                                             --------------
        Total deferred tax liabilities                         (631)   (548)
                                                             --------------
        Net deferred tax liability from operations             (238)   (182)
        Deferred taxes on World-Wide (Note 4)                           (11)
        Deferred taxes on OCI                                  (159)    (23)
                                                             --------------
        Net deferred tax liability                           $( 397)  $(216)
                                                             ==============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. COMPREHENSIVE INCOME (LOSS)

   The Company displays comprehensive income (loss) and its components on the accompanying consolidated statements of stockholder's equity and as follows. OCI is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of OCI is as follows:

                                                   Years Ended December 31,
                                                    2001      2000      1999
                                                   ---------------------------
                                                         (In Millions)
    Gross Holding Gain (Loss):
      Holding gain (loss) on securities available
       for sale                                       $151     $ 457     $(948)
      Holding loss on derivatives                      (20)      (70)     (226)
      Income tax (expense) benefit                     (45)     (135)      411
    Reclassification adjustment:
      Realized (gain) loss on sale of securities
       available for sale                               (5)        3       (78)
      Realized loss on derivatives                      71
      Provision for income taxes (benefit)             (24)       (1)       27
    Allocation of holding (gain) loss to deferred
     policy
     acquisition costs                                   2       (27)       44
    Provision for income (taxes) benefit                (1)        9       (15)
                                                   ---------------------------
    Net unrealized gain (loss) on securities
     available for sale                                129       236      (785)
    Foreign currency translation adjustment             (1)       (4)       (1)
    Unrealized gain on interest in PIMCO Advisors
     (Note 1)                                          111        77
                                                   ---------------------------
    Total                                             $239      $309     $(786)
                                                   ===========================

13. REINSURANCE

   The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses is included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of the Company. Amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                                        December 31,
                                                         2001    2000
                                                        --------------
                                                        (In Millions)
      Universal life deposits                             $(79)   $(66)
      Future policy benefits                               155     156
      Unpaid claims                                         34      26
      Paid claims                                           16      13
      Other                                                 17      33
                                                        --------------
      Net reinsurance recoverable                         $143    $162
                                                        ==============

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. REINSURANCE (Continued)

   As of December 31, 2001, 75% of the reinsurance recoverables were from two reinsurers, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies. The components of insurance premiums are as follows:

                                                          Years Ended December 31,
                                                          2001      2000     1999
                                                        ---------------------------
                                                            (In Millions)
      Direct premiums                                    $ 923     $ 646     $563
      Ceded reinsurance                                   (129)     (108)     (93)
      Assumed reinsurance                                   18        14       14
                                                        ---------------------------
      Insurance premiums                                 $ 812     $ 552     $484
                                                        ===========================

   Revenues and benefits are shown net of the following reinsurance transactions:

                                                     Years Ended December 31,
                                                       2001     2000    1999
                                                     -------------------------
                                                           (In Millions)
      Ceded reinsurance netted against policy fees       $ 85     $ 74    $ 52
      Ceded reinsurance netted against net
       investment income                                  266      244     212
      Ceded reinsurance netted against interest
       credited                                           210      161     111
      Ceded reinsurance netted against policy
       benefits                                           115      110      88
      Assumed reinsurance included in policy
       benefits                                            11       12       8

14. SEGMENT INFORMATION

   The Company has five operating segments: Life Insurance, Institutional Products, Annuities, Group Insurance and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

   Prior to May 4, 2000, the Company had another operating segment, Investment Management. In connection with the PIMCO Advisors transaction (Note 1), Investment Management was no longer considered an operating segment by management and, effective May 5, 2000, it's activities are included in Corporate and Other. PIMCO Advisors offers a diversified range of investment products through separately managed accounts, and institutional, retail and offshore funds.

   The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include branch offices, sales centers, marketing organizations, National Association of Securities Dealers (NASD) firms and a national producer group that has produced over 10% of the segment's in force business.

   The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries.

   The Annuities segment offers variable and fixed annuities to individuals and small businesses through NASD firms, regional and national wirehouses, and financial institutions.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The Group Insurance segment primarily offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is primarily distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators.

   The Broker-Dealers segment includes five NASD registered firms that provide securities and insurance brokerage services and investment advisory services through approximately 3,100 registered representatives. Pacific Life's direct wholly owned broker-dealer subsidiary, Pacific Select Distributors, Inc. (PSD), primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and annuity contracts issued by Pacific Life. During 2001, PSD became the distributor of the Pacific Funds, a multi-class, open end investment management company. Pacific Life is the investment adviser to the Pacific Funds.

   Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of World-Wide (Note 4). Corporate and Other also includes the elimination of intersegment revenues, expenses and assets, including commission revenue and expense from the sale of Pacific Life's variable life and annuity products.

   The Company uses the same accounting policies and procedures to measure segment income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes is allocated based on each segment's actual tax provision.

   The Company generates substantially all of its revenues and income from customers located in the United States. Additionally, substantially all of the Company's assets are located in the United States.

   Depreciation expense and capital expenditures are not material and have not been reported herein. The Company's significant noncash item disclosed herein is interest credited to universal life and investment-type products.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information as of and for the year ended December 31, 2001:

                               Life    Institutional             Group   Broker- Corporate
                             Insurance   Products    Annuities Insurance Dealers and Other  Total
    -----------------------------------------------------------------------------------------------
                                                         (In Millions)
    REVENUES
    Policy fees               $   582     $     2     $   237                              $   821
    Insurance premiums            (59)        113                $723             $   35       812
    Net investment income         645         831          67      19     $  1        65     1,628
    Net realized investment
     gain (loss)                                5                   2                (21)      (14)
    Commission revenue                                                     580      (399)      181
    Other income                   28          10          99       2       40        46       225
                             ---------------------------------------------------------------------
    Total revenues              1,196         961         403     746      621      (274)    3,653
                             ---------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Policy benefits               205         351          27     557                 23     1,163
    Interest credited             506         456          67                                1,029
    Commission expenses           149           3         146      50      570      (394)      524
    Operating expenses            172          20         144     113       53       132       634
                             ---------------------------------------------------------------------
    Total benefits and
     expenses                   1,032         830         384     720      623      (239)    3,350
                             ---------------------------------------------------------------------

    Income (loss) before
     provision
     for income taxes
     (benefit)                    164         131          19      26       (2)      (35)      303
    Provision for income
     taxes (benefit)               38          34           1       7       (1)      (24)       55
                             ---------------------------------------------------------------------
    Income (loss) before
     cumulative adjustments
     due to changes in
     accounting principles        126          97          18      19       (1)      (11)      248
    Cumulative adjustments
     due to changes in
     accounting principles,
     net of taxes                  (3)         (8)         (1)      1                  4        (7)
                             ---------------------------------------------------------------------
    Net income (loss)         $   123     $    89     $    17    $ 20     $ (1)   $   (7)  $   241
                             =====================================================================


    Total assets              $18,216     $16,121     $17,928    $431     $ 74    $2,912   $55,682
    Deferred policy
     acquisition costs        $   923     $    75     $ 1,115                              $ 2,113
    Separate account assets   $ 3,615     $ 4,461     $15,382                              $23,458
    Policyholder and
     contract liabilities     $13,325     $10,965     $ 1,874    $212                      $26,376
    Separate account
     liabilities              $ 3,615     $ 4,461     $15,382                              $23,458

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information as of and for the year ended December 31, 2000, except for the Investment Management Segment, which is for the period ended, May 4, 2000:

                               Life    Institutional             Group   Investment Broker- Corporate
                             Insurance   Products    Annuities Insurance Management Dealers and Other  Total
    ---------------------------------------------------------------------------------------------------------
                                                               (In Millions)
    REVENUES
    Policy fees               $   541     $     3     $   225                                         $   769
    Insurance premiums            (49)         64           2    $511                        $   24       552
    Net investment income         609         838          58      29       $49      $  1        99     1,683
    Net realized investment
     gain (loss)                  (22)        (40)         (4)     (7)       10               1,060       997
    Commission revenue                                                                687      (417)      270
    Other income                   32           8          97       4         6        23        39       209
                             --------------------------------------------------------------------------------
    Total revenues              1,111         873         378     537        65       711       805     4,480
                             --------------------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Policy benefits               190         298           6     385                                     879
    Interest credited             474         458          53                                    12       997
    Commission expenses           161           2         135      36                 650      (408)      576
    Operating expenses            159          20         126      93        27        47       103       575
                             --------------------------------------------------------------------------------
    Total benefits and
     expenses                     984         778         320     514        27       697      (293)    3,027
                             --------------------------------------------------------------------------------
    Income before provision
     for income taxes             127          95          58      23        38        14     1,098     1,453
    Provision for income
     taxes                         29          18          21       6         8         6       370       458
                             --------------------------------------------------------------------------------

    Net income                $    98     $    77     $    37    $ 17       $30      $  8    $  728   $   995
                             ================================================================================

    Total assets              $17,232     $17,908     $16,661    $374                $ 72    $2,537   $54,784
    Deferred policy
     acquisition costs        $   825     $    75     $   886                                $   10   $ 1,796
    Separate account assets   $ 3,543     $ 7,104     $15,271                                         $25,918
    Policyholder and
     contract liabilities     $12,439     $10,218     $ 1,019    $189                        $   87   $23,952
    Separate account
     liabilities              $ 3,543     $ 7,104     $15,271                                         $25,918

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14. SEGMENT INFORMATION (Continued)

   The following is segment information for the year ended December 31, 1999:

                               Life    Institutional             Group   Investment Broker- Corporate
                             Insurance   Products    Annuities Insurance Management Dealers and Other Total
    --------------------------------------------------------------------------------------------------------
                                                              (In Millions)
    REVENUES
    Policy fees               $  509       $  3        $142                                           $  654
    Insurance premiums           (32)        25           6      $476                         $   9      484
    Net investment income        582        679          78        23       $116     $  1        31    1,510
    Net realized investment
     gain (loss)                  11         26                    (1)        10                 53       99
    Commission revenue                                                                583      (349)     234
    Other income                  25         11          57         3         15       19        15      145
                             -------------------------------------------------------------------------------
    Total revenues             1,095        744         283       501        141      603      (241)   3,126
                             -------------------------------------------------------------------------------

    BENEFITS AND EXPENSES
    Policy benefits              174        197          10       354                                    735
    Interest credited            451        418          65                                       4      938
    Commission expenses          163                     87        33                 549      (347)     485
    Operating expenses           128         17          48        84         78       42        56      453
                             -------------------------------------------------------------------------------
    Total benefits and
     expenses                    916        632         210       471         78      591      (287)   2,611
                             -------------------------------------------------------------------------------
    Income before provision
     for income taxes            179        112          73        30         63       12        46      515
    Provision for income
     taxes                        54         31          24        10         12        5         8      144
                             -------------------------------------------------------------------------------

    Net income                $  125       $ 81        $ 49      $ 20       $ 51     $  7     $  38   $  371
                             ===============================================================================

15. EMPLOYEE BENEFIT PLANS

   PENSION PLANS

   Pacific Life provides a defined benefit pension plan covering all eligible employees of the Company. On July 1, 2000, Pacific Life converted this final average pay formula defined benefit plan to a cash balance approach. Active employees' existing benefits in this plan were converted to opening balances and will increase over time from credits, based on years of service and compensation levels, and quarterly interest accruals. The full-benefit vesting period for all participants is five years. Pacific Life's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by an affiliate of Pacific Life.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   Components of the net periodic pension expense (benefit) are as follows:

                                                  Years Ended December 31,
                                                   2001      2000      1999
                                                 ----------------------------
                                                       (In Millions)
        Service cost - benefits earned during
         the year                                    $ 12      $  6      $  5
        Interest cost on projected benefit
         obligation                                    12        12        11
        Expected return on plan assets                (16)      (17)      (16)
        Amortization of net obligations and
         prior service cost                            (1)       (4)       (2)
                                                 ----------------------------
        Net periodic pension expense (benefit)       $  7      $ (3)     $ (2)
                                                 ============================

   The following tables set forth the changes in projected benefit obligation and plan assets and funded status reconciliation:

                                                         December 31,
                                                          2001    2000
                                                         --------------
                                                         (In Millions)
        Change in Projected Benefit Obligation:
        ---------------------------------------
        Projected benefit obligation, beginning of year    $170    $156
          Service cost                                       12       6
          Interest cost                                      12      12
          Plan expense                                       (1)     (1)
          Actuarial loss                                      4       5
          Benefits paid                                     (19)     (8)
                                                         --------------
        Projected benefit obligation, end of year          $178    $170
                                                         ==============

        Change in Plan Assets:
        ----------------------
        Fair value of plan assets, beginning of year       $197    $212
          Actual return on plan assets                      (13)     (6)
          Employer contributions                             17
          Plan expense                                       (1)     (1)
          Benefits paid                                     (19)     (8)
                                                         --------------
        Fair value of plan assets, end of year             $181    $197
                                                         ==============

        Funded Status Reconciliation:
        -----------------------------
        Funded status                                      $  3    $ 27
        Unrecognized transition asset                                (1)
        Unrecognized actuarial (gain) loss                   15     (18)
                                                         --------------
        Prepaid pension cost                               $ 18    $  8
                                                         ==============

  In determining the actuarial present value of the projected benefit obligation as of December 31, 2001 and 2000, the weighted average discount rate used was 7.0% and 7.5%, respectively, and the rate of increase in future compensation levels was 4.5% and 5.0%, respectively. The expected long-term rate of return on plan assets was 8.5% in 2001 and 2000.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   POSTRETIREMENT BENEFITS

   Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

   The net periodic postretirement benefit cost for the years ended December 31, 2001, 2000 and 1999 is $1 million. As of December 31, 2001 and 2000, the accumulated benefit obligation is $19 million and $20 million, respectively. The fair value of the plan assets as of December 31, 2001 and 2000 is zero. The amount of accrued benefit cost included in other liabilities is $24 million as of December 31, 2001 and 2000.

   The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for indemnity coverage was 9.0% and 10.0% for 2001 and 2000, respectively, and is assumed to decrease gradually to 5.0% in 2005 and remain at that level thereafter. The assumed health care cost trend rate used in measuring the accumulated benefit obligation for HMO coverage was 8.0% and 9.0% for 2001 and 2000, respectively, and is assumed to decrease gradually to 4.5% in 2005 and remain at that level thereafter.

   The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2001 would be increased by 7.0%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 6.6%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 2001 would be decreased by 6.6%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 6.4%.

   The discount rate used in determining the accumulated postretirement benefit obligation is 7.0% and 7.5% for 2001 and 2000, respectively.

   OTHER PLANS

   Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Pacific Life's RISP matches 75% of each employee contributions, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). ESOP contributions made by the Company amounted to $9 million, $8 million and $7 million for the years ended December 31, 2001, 2000 and 1999, respectively, and are included in operating expenses.

   The ESOP was formed at the time of the Conversion and is only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock to the ESOP in 1997, in exchange for a promissory note of $21 million (ESOP Note) bearing an interest rate of 6.5%. Interest and principal payments are due semiannually in equal installments through September 2, 2012. Interest and principal payments made by the ESOP to Pacific LifeCorp were funded by contributions from Pacific Life. In 1999, Pacific Life loaned cash to the ESOP to pay off the ESOP Note due Pacific LifeCorp. Interest and principal payments made by the ESOP to Pacific Life continue to be funded by contributions from Pacific Life. The interest rate was reduced to 6.0% effective September 2, 1999.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. EMPLOYEE BENEFIT PLANS (Continued)

   The ESOP Note is included in unearned ESOP shares. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants exceeds the original issue price of those shares, paid-in capital is increased by this difference.

   On January 9, 2002, Pacific Life loaned cash of $46 million to the ESOP in exchange for a 5.5% promissory note due January 9, 2017. The ESOP then purchased 2 million shares of newly issued common stock of Pacific LifeCorp at a price of $23.00 per share in exchange for cash. These newly issued shares were purchased in order for the ESOP to maintain its matching contributions to participants in the plan.

   The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts.

   The Company also has performance-based incentive compensation plans for its employees.

16. TRANSACTIONS WITH AFFILIATES

   Pacific Life serves as the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $117 million, $115 million and $70 million for the years ended December 31, 2001, 2000 and 1999, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund and other affiliates based on an allocation of actual costs. Fees amounted to $948,000, $698,000 and $1,288,000 for the years ended December 31, 2001, 2000 and 1999, respectively.

   PAM has an agreement to loan Pacific LifeCorp up to $350 million at variable rates. The outstanding balance as of December 31, 2001 was $70 million. There was no balance outstanding as of December 31, 2000. The interest rate as of December 31, 2001 was 2.2%.

   During 2001, PAM entered into an agreement to loan Aviation Capital Group Holding Corp., a subsidiary of Pacific LifeCorp, up to $100 million at variable rates. The outstanding balance as of December 31, 2001 was $18 million. The interest rate as of December 31, 2001 was 4.1%.

17. TERMINATION AND NONCOMPETITION AGREEMENTS

   The Company had termination and noncompetition agreements with certain former key employees of PAM's subsidiaries. In connection with the closing of the PIMCO Advisors transaction (Note 1), these agreements were assumed by Allianz. These agreements provided terms and conditions for the allocation of future proceeds received from distributions and sales of certain PIMCO Advisors units and other noncompete payments. For the years ended December 31, 2000 and 1999, $14 million and $54 million, respectively, is included in operating expenses related to these agreements.

                Pacific Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

18. COMMITMENTS AND CONTINGENCIES


   The Company has outstanding commitments to make investments primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments as follows (In Millions):

        Years Ending December 31:
        -------------------------
          2002                                                    $290
          2003 through 2006                                        234
          2007 and thereafter                                       82
                                                                  ----
        Total                                                     $606
                                                                  ====

   The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $15 million, $14 million and $9 million for the years ended December 31, 2001, 2000 and 1999, respectively. Aggregate minimum future commitments are as follows (In Millions):

        Years Ending December 31:
        -------------------------
          2002                                                    $ 16
          2003 through 2006                                         53
          2007 and thereafter                                       31
                                                                  ----
        Total                                                     $100
                                                                  ====

   The Company has investments in entities that are not consolidated because of control and substantive ownership by independent third parties. There are no material unrecorded liabilities and all material guarantees and commitments have been disclosed herein.

   The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

   ----------------------------------------------------------------------------

     APPENDIX A - MORTALITY AND EXPENSE RISK FACE AMOUNT CHARGE: RATES PER
                  $1,000 OF COVERAGE SEGMENT

             Death Benefit Option A or C               Death Benefit Option B
       --------------------------------------- ---------------------------------------
            Nonsmoker            Smoker             Nonsmoker            Smoker
Issue  ------------------- ------------------- ------------------- -------------------
 age   Male  Female Unisex Male  Female Unisex Male  Female Unisex Male  Female Unisex
-----  ----- ------ ------ ----- ------ ------ ----- ------ ------ ----- ------ ------
   5   0.062 0.051  0.060  0.062 0.051  0.060  0.149 0.124  0.124  0.149 0.124  0.144
  10   0.062 0.051  0.060  0.062 0.051  0.060  0.149 0.124  0.124  0.149 0.124  0.144
  15   0.062 0.051  0.060  0.062 0.051  0.060  0.149 0.124  0.124  0.149 0.124  0.144
  20   0.115 0.092  0.110  0.146 0.112  0.140  0.256 0.223  0.250  0.267 0.234  0.262
  25   0.140 0.115  0.136  0.180 0.140  0.173  0.291 0.256  0.284  0.301 0.265  0.295
  30   0.163 0.135  0.158  0.207 0.165  0.199  0.328 0.290  0.290  0.337 0.298  0.330
  35   0.191 0.159  0.187  0.238 0.192  0.231  0.376 0.330  0.330  0.384 0.337  0.375
  40   0.260 0.217  0.254  0.324 0.262  0.314  0.440 0.383  0.383  0.448 0.389  0.436
  45   0.360 0.300  0.350  0.448 0.360  0.433  0.518 0.444  0.444  0.527 0.449  0.511
  50   0.458 0.379  0.444  0.564 0.451  0.544  0.613 0.518  0.518  0.625 0.522  0.603
  55   0.548 0.456  0.532  0.669 0.535  0.647  0.729 0.610  0.610  0.743 0.616  0.722
  60   0.718 0.597  0.696  0.866 0.691  0.834  0.796 0.731  0.731  0.866 0.741  0.834
  65   0.917 0.760  0.888  0.947 0.867  0.959  0.917 0.760  0.760  0.947 0.867  0.959
  70   0.926 0.763  0.892  0.930 0.860  0.933  0.926 0.763  0.763  0.930 0.860  0.933
  75   0.920 0.764  0.889  0.920 0.852  0.925  0.920 0.764  0.764  0.920 0.852  0.925
  80   0.910 0.786  0.883  0.910 0.845  0.942  0.910 0.786  0.786  0.910 0.845  0.942
  85   1.060 1.026  1.051  1.067 1.051  1.076  1.060 1.026  1.026  1.067 1.051  1.076
-----  --------------------------------------  ---------------------------------------

If the person insured by the policy is assigned a risk classification other than standard, a factor is applied to the M&E risk face amount charge according to the nonstandard table rating assigned to that person insured. If the person insured is assigned a nonstandard rating reflected in the table below, the rate above that applies to the person insured is multiplied by the nonstandard table factor below that applies.

                           NONSTANDARD TABLE FACTORS

                                   Nonstandard Table Number
 Issue  -------------------------------------------------------------------------------
  age    1    2    3    4    5    6    7    8    9    10   11   12   13   14   15   16
 -----  ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ---- ----
 0-45   1.05 1.10 1.15 1.20 1.25 1.30 1.35 1.40 1.45 1.50 1.55 1.60 1.65 1.70 1.75 1.80
  50    1.05 1.10 1.15 1.20 1.25 1.30 1.35 1.40 1.45 1.50 1.55 1.60 1.65 1.65 1.65 1.65
  55    1.05 1.10 1.15 1.20 1.25 1.30 1.35 1.35 1.35 1.35 1.35 1.35 1.35 1.35 1.35 1.35
  60    1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05 1.05
 65-85  1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00 1.00
 -----  --------------------------------------------------------------------------------

Representative figures shown. For issue ages not listed, please ask your registered representative.

     APPENDIX B - SURRENDER CHARGE: CURRENT RATES PER $1,000 OF COVERAGE
                SEGMENT

             Death Benefit Option A or C               Death Benefit Option B
       --------------------------------------- ---------------------------------------
            Nonsmoker            Smoker             Nonsmoker            Smoker
Issue  ------------------- ------------------- ------------------- -------------------
 age   Male  Female Unisex Male  Female Unisex Male  Female Unisex Male  Female Unisex
-----  ----- ------ ------ ----- ------ ------ ----- ------ ------ ----- ------ ------
   5   $0.33 $0.26  $0.32  $0.33 $0.26  $0.32  $0.89 $0.74  $0.87  $0.89 $0.74  $0.87
  10   $0.33 $0.26  $0.32  $0.33 $0.26  $0.32  $0.89 $0.74  $0.87  $0.89 $0.74  $0.87
  15   $0.33 $0.26  $0.32  $0.33 $0.26  $0.32  $0.89 $0.74  $0.87  $0.89 $0.74  $0.87
  20   $0.66 $0.53  $0.64  $0.84 $0.64  $0.80  $1.51 $1.33  $1.49  $1.58 $1.39  $1.54
  25   $0.82 $0.67  $0.79  $1.04 $0.80  $0.99  $1.71 $1.50  $1.66  $1.77 $1.55  $1.71
  30   $0.96 $0.79  $0.93  $1.20 $0.95  $1.16  $1.93 $1.70  $1.89  $1.97 $1.75  $1.94
  35   $1.11 $0.93  $1.08  $1.38 $1.11  $1.33  $2.18 $1.92  $2.13  $2.21 $1.96  $2.16
  40   $1.51 $1.26  $1.47  $1.87 $1.50  $1.80  $2.53 $2.20  $2.47  $2.56 $2.23  $2.49
  45   $2.07 $1.73  $2.01  $2.55 $2.05  $2.46  $2.94 $2.53  $2.85  $2.96 $2.55  $2.88
  50   $2.67 $2.23  $2.59  $3.27 $2.62  $3.15  $3.54 $3.00  $3.42  $3.58 $3.01  $3.45
  55   $3.25 $2.72  $3.16  $3.93 $3.16  $3.80  $4.27 $3.60  $4.16  $4.30 $3.60  $4.19
  60   $4.25 $3.54  $4.12  $5.07 $4.07  $4.88  $4.70 $4.28  $4.76  $5.07 $4.31  $4.88
  63   $4.95 $4.13  $4.80  $5.69 $4.69  $5.63  $4.95 $4.45  $4.80  $5.69 $4.69  $5.63
  64   $5.22 $4.35  $5.06  $5.54 $4.93  $5.71  $5.22 $4.47  $5.06  $5.54 $4.93  $5.71
  65   $5.37 $4.48  $5.20  $5.45 $5.06  $5.54  $5.37 $4.48  $5.20  $5.45 $5.06  $5.54
  66   $5.47 $4.56  $5.30  $5.38 $5.14  $5.41  $5.47 $4.56  $5.30  $5.38 $5.14  $5.41
  70   $5.31 $4.43  $5.15  $5.19 $4.94  $5.24  $5.31 $4.43  $5.15  $5.19 $4.94  $5.24
  75   $5.09 $4.26  $4.94  $4.90 $4.69  $4.97  $5.09 $4.26  $4.94  $4.90 $4.69  $4.97
  80   $4.61 $3.88  $4.47  $4.45 $4.21  $4.66  $4.61 $3.88  $4.47  $4.45 $4.21  $4.66
  85   $3.79 $3.21  $3.67  $3.79 $3.38  $3.79  $3.79 $3.21  $3.67  $3.79 $3.38  $3.79
-----  --------------------------------------  ---------------------------------------

If the person insured by the policy is assigned a risk classification other than standard, a factor is applied to the surrender charge rate according to the nonstandard table rating assigned to that person insured. If the person insured is assigned a nonstandard rating reflected in the table of nonstandard table factors at the bottom of Appendix A on the previous page, the rate above that applies to the person insured is multiplied by the nonstandard table factor that applies.

Representative figures shown. For issue ages not listed, please ask your registered representative.

APPENDIX C - DEATH BENEFIT PERCENTAGES


----------------     ----------------     ----------------   -----------------------------
 Age  Percentage      Age  Percentage      Age  Percentage    Age               Percentage
----------------     ----------------     ----------------   -----------------------------
0-40         250      50         185       60         130                   70         115
  41         243      51         178       61         128                   71         113
  42         236      52         171       62         126                   72         111
  43         229      53         164       63         124                   73         109
  44         222      54         157       64         122                   74         107
  45         215      55         150       65         120                75-90         105
  46         209      56         146       66         119                   91         104
  47         203      57         142       67         118                   92         103
  48         197      58         138       68         117                   93         102
  49         191      59         134       69         116    (Greater than) 93         101
----------------     ----------------     ----------------   -----------------------------

M'S VERSATILE PRODUCT  WHERE TO GO FOR MORE INFORMATION

The M's Versatile      For more information about M's Versatile Product,
Product variable       please call or write to us at the address below. You
life insurance         should also use this address to send us any notices,
policy is              forms or requests about your policy.
underwritten by
Pacific Life
Insurance Company.

                      ---------------------------------------------------------
How to contact us      Pacific Life Insurance Company
                       Client Services Department
                       700 Newport Center Drive
                       P.O. Box 7500
                       Newport Beach, California 92658-7500

                       1-800-800-7681
                       7 a.m. through 5 p.m. Pacific time

                      ---------------------------------------------------------
How to contact the     You can also find reports and other information about
SEC                    the policy and separate account from the SEC. The SEC
                       may charge you a fee for this information.

                       Public Reference Section of the SEC
                       Washington, D.C. 20549-6009
                       1-800-SEC-0330
                       Internet: www.sec.gov

                                Underwritten by:

                      [LOGO OF PACIFIC LIFE APPEARS HERE]

                         Pacific Life Insurance Company
                            700 Newport Center Drive
                            Newport Beach, CA 92660
                                 (800) 800-7681

                 Visit us at our web site: www.PacificLife.com

                            [LOGO OF IMSA APPEARS HERE]

               * Membership promotes ethical market conduct

                  for individual life insurance and annuities

15-21390-04

              Supplement to Prospectus dated May 1, 2002 for
              M's Versatile Product Flexible Premium Variable
                  Life Insurance Policies (the "Policy")
                 Issued by Pacific Life Insurance Company
                       Supplement dated May 1, 2002
                      to Prospectus dated May 1, 2002


Policies issued after April 30, 2001 may be eligible for a persistency credit. Here's how it works:

Beginning on your 16th policy anniversary and on each policy anniversary thereafter, we may credit your policy with a persistency credit of 0.10% on an annual basis. We calculate the persistency credit amount on your policy's average accumulated value less any outstanding loan amount on each monthly payment date during the preceding policy year. We add it proportionately to your investment options according to your most recent allocation instructions.


Beginning on your 21st policy anniversary, we may increase your annual persistency credit to 0.30%.

Your policy's persistency credit is not guaranteed, and we may discontinue the program at any time.

PACIFIC SELECT EXEC SEPARATE ACCOUNT

PART II. ADDITIONAL INFORMATION NOT REQUIRED IN PROSPECTUS

Contents of Registration Statement

This Registration Statement on Form S-6 comprises the following papers and documents:

The facing table.
The cross-reference sheet.

The Prospectus consisting of 128 pages.


Supplement dated May 1, 2002 to Prospectus dated May 1, 2002 Consisting of 1 page.

The undertaking to file reports.
Representation pursuant to Section 26(e) of the Investment Company Act of 1940. The Signatures.
Written consent of the following person (included in the exhibits shown below):

Deloitte & Touche, LLP, Independent Auditors
Dechert, Outside Counsel
The following exhibits:

1. (1) (a) Resolution of the Board of Directors of the Depositor dated
           November 22, 1989 and copies of the Memoranda concerning Pacific Select Exec Separate Account dated May 12, 1988 and January 26, 1993. /1/

       (b) Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws. /1/

   (2) Inapplicable

   (3) (a) Distribution Agreement Between Pacific Life Insurance Company and Pacific Mutual Distributors, Inc. (formerly known as Pacific Equities Network) /1/

       (b) Form of Selling Agreement Between Pacific Mutual Distributors, Inc. and Various Broker-Dealers /2/

   (4) Inapplicable

   (5) (a) Flexible Premium Variable Life Insurance Policy /1/

       (b) Annual Renewable Term Rider (form R98-ART) /1/

       (c) Accounting Benefit Rider (form R98-ABR) /1/

       (d) Accelerated Living Benefit Rider (form R92-ABR) /1/

       (e) Spouse Term Rider (form R98-SPT) /1/

       (f) Children's Term Rider (form R84-CT) /1/

       (g) Waiver of Charges (form R98-WC) /2/

       (h) Accidental Death Benefit (form R84-AD) /1/

       (i) Guaranteed Insurability Rider (form R84-GI) /1/

       (j) Disability Benefit Rider (form R84-DB) /1/

       (k) M&E Risk Charge Endorsement /4/

       (l) Endorsement (E9852T) /4/

       (m) Estate Tax Repeal Rider /5/

   (6) (a) Bylaws of Pacific Life Insurance Company /1/

       (b) Articles of Incorporation of Pacific Life Insurance Company /1/

  (7)    Inapplicable

  (8)    Inapplicable

  (9)    (a) Participation Agreement between Pacific Life Insurance Company and
             Pacific Select Fund /3/
         (b) M Fund, Inc. Participation Agreement with Pacific Life Insurance Company /3/

         (c) Addendum to Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund 8/14/00 /5/

         (d) Addendum to Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund 12/22/00 /5/

         (e) Addendum to Participation Agreement with M Fund Inc. 8/7/00 /5/


         (f) Addendum to Participation Agreement between Pacific Life Insurance Company and Pacific Select Fund dated 1/1/02


         (g) Addendum to Participation Agreement with M Fund Inc. dated 12/11/01 /6/


         (h) Addendum to Participation Agreement with M Fund Inc. dated 1/2/02


  (10) Application for Flexible Premium Variable Life Insurance Policy & General Questionnaire /5/

2. Form of Opinion and consent of legal officer of Pacific Life as to legality of Policies being registered /1/

3.  Inapplicable

4.  Inapplicable

5.  Inapplicable


6.  (a) Consent of Deloitte & Touche LLP



    (b) Consent of Dechert /1/



7.  (a) Opinion of Actuary



    (b) Form of Illustration of Policy Benefits


8.  Memorandum Describing Issuance, Transfer and Redemption Procedures /1/


9.  Power of Attorney


10. Inapplicable

11. Inapplicable

12. Inapplicable

13. Inapplicable

14. Inapplicable

15. Inapplicable

16. Inapplicable

17. Inapplicable


/1/ Filed as part of Registration Statement on Form S-6 via EDGAR on August 10,
    1998, File No. 333-61135, Accession Number 0001017062-98-001706.

/2/ Filed as part of Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 via EDGAR on November 19, 1999, File No. 333-61135, Accession Number 0001017062-98-002349.


/3/ Filed as part of Post-Effective Amendment No. 2 to the Registration
    Statement on Form S-6 via EDGAR on February 29, 2000, File No. 333-61135, Accession Number 0001017062-00-000579.


/4/ Filed as part of Post-Effective Amendment No. 8 to the Registration
    Statement on Form S-6 via EDGAR on December 1, 2000, File No. 333-61135, Accession Number 0001017062-00-002423.

/5/ Filed as part of Post-Effective Amendment No. 10 to the Registration
    Statement on Form S-6 via EDGAR on April 26, 2001, File No. 333-61135, Accession Number 0001017062-01-500099.

/6/ Filed as part of Post-Effective Amendment No. 12 to the Registration
    Statement on Form S-6 via EDGAR on December 28, 2001, File No. 333-61135, Accession Number 0001017062-01-500992.

UNDERTAKING TO FILE REPORTS

  Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as maybe prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

  Pacific Life Insurance Company represents that the fees and charges to be deducted under the variable Life Insurance Policy ("Policy") described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed in connection with the Policy.


RULE 484 UNDERTAKINGS

  Pacific Life's Bylaws provide in Article X, Section 1 for indemnification of directors, officers and employees of the Company.

  Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling period of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the Registrant, Pacific Select Exec Separate Account of Pacific Life Insurance Company, certfies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 14 to the Registration Statement on Form S-6 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and State of California, on this 30th day of April, 2002.


                                          PACIFIC SELECT EXEC SEPARATE ACCOUNT
                                                      (Registrant)

                                          BY: PACIFIC LIFE INSURANCE COMPANY
                                                       (Depositor)

                                          BY: _________________________________
                                              Thomas C. Sutton*
                                              Chief Executive Officer

*BY: /s/ DAVID R. CARMICHAEL
     David R. Carmichael
     as attorney-in-fact


(Power of Attorney is contained as Exhibit 9 in this Post-Effective Amendment
 No. 14 to the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account, File No. 333-61135.)

                                  SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, Pacific Life Insurance Company certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 14 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized all in the City of Newport Beach, and State of California, on this 30th day of April, 2002.


                                         BY: PACIFIC LIFE INSURANCE COMPANY
                                                      (Registrant)

                                          BY: _________________________________
                                              Thomas C. Sutton*
                                              Chief Executive Officer

*BY: /s/ DAVID R. CARMICHAEL
     David R. Carmichael
     as attorney-in-fact


(Power of Attorney is contained as Exhibit 9 in this Post-Effective Amendment
 No. 14 to the Registration Statement on Form S-6 for the Pacific Select Exec Separate Account, File No. 333-61135.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:




Signature                     Title                                  Date

____________________          Director, Chairman of the Board        __________ , 2002
Thomas C. Sutton*             and Chief Executive Officer

____________________          Director and President                 __________ , 2002
Glenn S. Schafer*

____________________          Director, Executive Vice President     __________ , 2002
Khanh T. Tran*                and Chief Financial Officer

____________________          Director, Senior Vice President and    __________ , 2002
David R. Carmichael*          General Counsel

____________________          Director, Vice President and           __________ , 2002
Audrey L. Milfs*              Corporate Secretary

____________________          Vice President and Controller          __________ , 2002
Edward R. Byrd*

____________________          Vice President and Treasurer           __________ , 2002
Brian D. Klemens*

____________________          Executive Vice President               __________ , 2002
James T. Morris*

*BY: /s/ DAVID R. CARMICHAEL                                          April 30, 2002
     David R. Carmichael
     as attorney-in-fact



(Powers of Attorney are contained as Exhibit 9 in this Post-Effective Amendment
 No. 14 to the Registration Statement on Form S-6 of Pacific Select Exec Separate Account, File No. 333-61135.)